UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SPAR Group, Inc.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 2, 2018

To the Stockholders of SPAR Group, Inc.

The 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting") of SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "SPAR Group" or the "Company"), will be held at 10:00 am, Eastern Time, on Wednesday, May 2, 2018, at the Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, FL 33607, for the following purposes:

1.	To elect five Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified;

2.

To ratify, on an advisory basis, the appointment of BDO USA, LLP, as the principal independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2018;

3.	To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this Proxy Statement (i.e., "say on pay");

4.

To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one, two or three years (i.e., "say on frequency");

5.	To ratify and approve the adoption of the 2018 Stock Compensation Plan.; and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on March 23, 2018 will be entitled to notice of and to vote at the 2018 Annual Meeting or any adjournment or postponement thereof.

A copy of SGRP's 2017 Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission ("SEC") on April 2, 2018 (the "2017 Annual Report"), together with a letter to its stockholders from SGRP's Chief Executive Officer and President, is being mailed with this Notice but is not, and should not be considered to be, part of the attached Proxy Statement or other proxy soliciting material. However, that copy of the 2017 Annual Report does not contain the exhibits filed with it.

By Order of the Board of Directors
/s/James R. Segreto
James R. Segreto Secretary, Treasurer and Chief Financial Officer

April 18, 2018

White Plains, New York

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 2, 2018: THE PROXY STATEMENT AND 2017 ANNUAL REPORT ARE AVAILABLE AT www.sparinc.com/Investor Relations/SEC Filings.

YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, OR CAST YOUR PROXY VOTES BY TELEPHONE OR INTERNET, AS PROVIDED IN THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING. REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO MR. JAMES R. SEGRETO, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER, AT THE OFFICES OF THE CORPORATION: SPAR GROUP, INC., 333 WESTCHESTER AVENUE, SOUTH BUILDING, SUITE 204, WHITE PLAINS, NEW YORK 10604.

SPAR GROUP, INC.

333 Westchester Avenue

South Building, Suite 204

White Plains, New York 10604

_________________

PROXY STATEMENT

2018 Annual Meeting of Stockholders

To Be Held May 2, 2018

_________________

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SPAR Group, Inc., a Delaware corporation ("SGRP" or the "Corporation", and together with its subsidiaries, the "SPAR Group" or the "Company"), for use at the 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting") to be held on Wednesday, May 2, 2018, at 12:00 p.m., Eastern Time, at Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, FL 33607, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 2018 Annual Meeting were mailed or delivered to the stockholders of SGRP on or about April 18, 2018, together with a conformed copy (excluding exhibits) of SGRP's 2017 Annual Report on Form 10-K for the year ended December 31, 2017 (the "2017 Annual Report"), as filed on April 2, 2018, with the Securities and Exchange Commission (the "SEC").

MATTERS TO BE CONSIDERED

The 2018 Annual Meeting has been called to (1) elect five Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified, (2) ratify, on an advisory basis, the appointment by SGRP's Audit Committee of BDO USA, LLP ("BDO") as the principal independent registered accounting firm of SGRP and its direct and indirect subsidiaries for the year ending December 31, 2018, (3) approve, on an advisory basis, the compensation of the Named Executive Officers (as defined below), (4) advise the Corporation on the frequency with which it should request an advisory vote from its stockholders respecting executive compensation the Named Executive Officers, (5) ratify and approve the adoption of the 2018 Stock Compensation Plan, and (6) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND VOTING

The Board has fixed the close of business on March 23, 2018, as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 2018 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 20,647,704 shares outstanding of SGRP's common stock, $0.01 par value (the "Common Stock"), and there were no shares outstanding of SGRP's series "A" preferred stock, $0.01 par value (the "Preferred Stock").

QUORUM AND VOTING REQUIREMENTS

Each stockholder of record is entitled to one vote for each share of Common Stock on any matter coming before this meeting. The holders of record of at least one-third of the outstanding shares of Common Stock entitled to vote at the 2018 Annual Meeting will constitute a quorum for the transaction of business at the 2018 Annual Meeting. Shares of Common Stock entitled to vote and represented by properly executed, returned and unrevoked proxies, including shares with respect to which votes are withheld or abstentions are cast or shares that are "broker non-votes" (as discussed below), will be considered present at the Annual Meeting for purposes of determining a quorum.

Brokers holding shares of Common Stock for beneficial owners in "street name" must vote those shares according to any specific instructions they receive from the beneficial owner of the shares. However, brokers have discretionary authority to vote on "routine" proposals, like the vote to ratify the selection of the principal independent registered accounting firm, which means that a broker may vote on behalf of a beneficial owner in the broker's discretion if the beneficial owner does not provide specific instructions to the broker. In the case of "non-routine" proposals, like the election of directors, the advisory vote on the compensation the Named Executive Officers, and the advisory vote on the frequency with which the Corporation should request an advisory vote on the compensation the Named Executive Officers and the ratification and approval of the 2018 Stock Compensation Plan, a broker may not vote on such proposals unless it receives specific instructions from the beneficial owner. A "broker non-vote" occurs when a broker does not vote on a particular proposal because the broker does not have discretionary voting authority for that particular proposal and has not received specific instructions from the beneficial owner or otherwise does not vote. Under applicable rules, if you hold your shares through a broker and do not instruct your broker how to vote with respect to Proposals 1, 2, 3, 4 and 5, your broker may not vote with respect to such proposal.

A plurality of votes cast (which means the most votes, even if less than a majority) at the 2018 Annual Meeting in person or by proxy is required for the election of each nominee to serve as a director. Stockholders are not entitled to cumulate votes. In a field of more than five nominees, the five nominees receiving the most votes would be elected as directors. Votes withheld, abstentions and broker non-votes are not counted as votes "FOR" or "AGAINST" a director nominee and will have no effect on the outcome of the election.

The affirmative vote of a majority of votes cast at the 2018 Annual Meeting in person or by proxy is required to ratify, on an advisory basis, the selection of BDO as SGRP's principal independent registered accounting firm for the year ending December 31, 2018. Abstentions are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter. We do not expect any broker non-votes on this proposal because brokers have discretion under applicable rules to vote uninstructed shares on this proposal. In any event, broker non-votes will have no effect on the outcome of this proposal.

The affirmative vote of a majority of votes cast at the 2018 Annual Meeting in person or by proxy is required to approve, on an advisory basis, the compensation of the Corporation's Named Executive Officers. Abstentions and broker non-votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter,

With respect to the vote on the frequency that the Corporation holds the advisory vote on the compensation of the Named Executive Officers, the alternative receiving the greatest number of votes shall be deemed approved on an advisory basis. Abstentions and broker non-votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter.

The affirmative vote of a majority of votes cast at the 2108 Annual Meeting in person or by proxy is required to ratify and approve the adoption of the 2018 Stock Compensation Plan. Abstentions and broker non-votes are not considered votes cast with respect to this proposal, and consequently, will have no effect on the vote on this matter.

All proxies that are properly completed, signed and returned (or registered, completed, authenticated and submitted if by telephone or internet) prior to the 2018 Annual Meeting will be voted in accordance with the directions made thereon or, in the absence of directions: (a) for the election of all nominees named herein to serve as directors, (b) in favor of the proposal to ratify, on an advisory basis, the appointment of BDO as the Company's principal independent accountants, (c) in favor of the proposal to approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in "Executive Compensation, Equity Awards and Options", below, and (d) in favor of "One Year" respecting the proposal to select, on an advisory basis, whether the Corporation should obtain an advisory vote from its stockholders respecting executive compensation every one, two or three years and (e) in favor of the ratification and approval of the 2018 Stock Compensation Plan. Management does not intend to bring before the 2018 Annual Meeting any matters other than those specifically described above and knows of no other matters to come before the 2018 Annual Meeting. If any other matters or motions come before the 2018 Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions to the greatest extent permitted by applicable law, including any matter dealing with the conduct of the 2018 Annual Meeting. Proxies may be revoked at any time prior to their exercise (1) by written notification to the Secretary of SGRP at SGRP's principal executive offices located at 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604, (2) by delivering a duly executed proxy bearing a later date, or (3) by the stockholder attending the 2018 Annual Meeting and voting his or her shares in person.

PROPOSAL 1 — ELECTION OF DIRECTORS

Five Directors are to be elected at the 2018 Annual Meeting to serve on SGRP's Board of Directors (the "Board") until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

The nominees for election are Mr. William H. Bartels, Christiaan M. Olivier, Mr. Jack W. Partridge, Mr. Arthur B. Drogue and Mr. R. Eric McCarthey, all of whom are currently Directors of SGRP. The age, principal occupation and certain other information respecting each nominee are stated under the caption The Board of Directors of the Corporation, below. The nominees were approved and recommended by the Governance Committee (see below) and nominated by the Board at a meeting on April 10, 2018.

Mr. Robert G. Brown has announced his intent to retire as a member of the Board and its Chairman and as an Officer of SGRP as at the end of the May Board meetings (currently scheduled to end on May 3, 2018) and will not stand as a nominee for reelection at the 2018 Annual Meeting, but Mr. Brown has not officially retired to date.  Mr. Lorrence T. Kellar has announced his intent to retire as an independent director from the Board and as a member of its Audit, Compensation, Governance and Special Committees at the end of the May Board and Committee meetings (currently scheduled to end on May 3, 2018) and will not stand as a nominee for reelection at the 2018 Annual Meeting, but Mr. Kellar has not officially retired to date. No nominees are proposed for Mr. Brown's or Mr. Kellar's positions on the Board, their memberships on the Board will continue until they officially retire (and Mr. Kellar's memberships in the Board's Committees will continue until he officially retires), and thus there are only five nominees for election as directors at the 2018 Annual Meeting. The size of the Board and its Audit, Compensation, Governance and Special Committees will be automatically reduced to five and three, respectively, effective upon their actual retirement. The Board has tentatively agreed with Mr. Brown to appoint (at the May meetings) Mr. Peter Brown to serve in Mr. Brown's place as a non-independent director effective upon Mr. Brown's actual retirement (for information respecting Mr. Peter Brown, please see Transactions with Related Persons, Promoters and Certain Control Persons - - Domestic Related Party Services, below). The Board and its Governance Committee have been seeking a replacement independent director, have located potential candidates, have begun diligence respecting and discussions with them, and are seeking to identify an acceptable candidate who is willing to serve as an independent director on the Board and its Committees. Upon the Governance Committee's recommendation to the Board of an acceptable candidate to replace Mr. Kellar, the Board intends to increase the fixed size of the Board back to seven directors, to increase the fixed size of its Committees back to four directors, appoint those candidates to the Board, and appoint that independent director candidate to the Board's Committees.

In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of each of those nominees.

Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director of SGRP if elected. However, Mr. Brown has indicated a desire to retire from the Board and as an Officer of SGRP later this year. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by SGRP. Management has no present knowledge that any of the persons named will be unable to serve.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Corporation. However, Mr. Olivier and Mr. Bartels are Executives and Officers, Mr. Brown is an Officer, and Messrs. Brown and Bartels are significant stockholders of SGRP.

The number of Directors on the Board has been fixed at seven directors but will be reduced automatically to a fixed size of five directors effective upon Mr. Brown and Mr. Kellar's actual retirement (See Board Size, below).

THE BOARD OF DIRECTORS AND THE GOVERNANCE COMMITTEE EACH UNANIMOUSLY

RECOMMENDS YOU VOTE "FOR" EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL 2 — RATIFICATION, ON AN ADVISORY BASIS, OF THE APPOINTMENT OF

BDO USA, LLP AS THE PRINCIPAL INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE

CORPORATION AND ITS SUBSIDIARIES FOR THE YEAR ENDING DECEMBER 31, 2018.

The Audit Committee of the Board has appointed BDO USA, LLP ("BDO"), an independent registered accounting firm, as the Company's principal independent accountants to audit the consolidated financial statements of the Company for its year ending December 31, 2018, subject to the Audit Committee's review of the final terms of BDO's engagement and plans for their audit. BDO audits certain foreign subsidiaries of SGRP through BDO's affiliates in those countries. A resolution will be submitted to stockholders at the 2018 Annual Meeting for the ratification of such appointment on an advisory (i.e., non-binding) basis. Stockholder ratification of the appointment of BDO or anyone else for non-audit services is not required and will not be sought.

BDO has served as the Company's principal independent accountants since October 2013.

Audit Fees

The aggregate fees billed to us for professional accounting services by BDO USA, LLP, including the audit of our annual financial statements for the years ended December 31, 2017 and 2016, are set forth in the table below (amounts in thousands):

	2017	2016
Audit fees	$482	$455
Audit-related fees	24	29
Tax fees	149	117
Total	$655	$601

For purposes of the preceding table professional fees are classified as follows:

•

Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•

Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements. All audit related fees in the above table represent due diligence costs related to acquisitions and 401(k) audit related fees.

•

Tax fees — These are fees for all professional services performed by professional staff in our independent auditor's tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

Since the Audit Committee's formation in 2003, as required by applicable law and Nasdaq rules, each audit-related or tax or other non-audit service performed by the Company's principal independent accountants either (i) was approved in advance on a case-by-case basis by SGRP's Audit Committee, or (ii) fit within a pre-approved "basket" of audit-related or tax and other non-audit services of limited amount, scope and duration established in advance by SGRP's Audit Committee. In connection with the standards for independence of the Company's principal independent registered accounting firm promulgated by the SEC, the Audit Committee considers (among other things) whether the provision of such services would be compatible with maintaining the independence of the Company's principal registered independent accounting firm.

Anticipated Attendance by BDO USA, LLP at the 2018 Annual Meeting

BDO has indicated to the Corporation that it intends to have representatives available during the 2018 Annual Meeting who will respond to appropriate questions. These representatives will have the opportunity to make a statement during the meeting if they so desire.

Required Vote

A resolution will be submitted to stockholders at the 2018 Annual Meeting for the ratification, on an advisory basis, of the Audit Committee's appointment of BDO as the Company's principal independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 2018. The affirmative vote of a majority of the votes cast at the 2018 Annual Meeting in person or by proxy will be required to adopt this resolution. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise. Abstentions will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal because brokers have discretion under applicable rules to vote uninstructed shares on this proposal. In any event, broker non-votes will have no effect on the outcome of this proposal.

If the advisory resolution ratifying BDO as the Company's principal independent accountants is adopted by the stockholders, the Audit Committee and Board nevertheless retain the discretion to select different principal independent registered accountants should they subsequently conclude that doing so is in the Company's best interests. Any such future selection need not be submitted to a vote of stockholders.

If the stockholders do not ratify the appointment, on an advisory basis, of BDO, or if BDO should decline to act or otherwise become incapable of acting, or if BDO's engagement with SGRP is discontinued, SGRP's Audit Committee will appoint another independent registered accounting firm to act as the Company's principal independent accountants for the year ending December 31, 2018 (which may nevertheless be BDO should the Audit Committee subsequently concluded that BDO's appointment in the Company's best interests).

THE BOARD OF DIRECTORS AND AUDIT COMMITTEE EACH BELIEVE THAT THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY'S PRINCIPAL INDEPENDENT REGISTERED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2018, IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND EACH UNANIMOUSLY RECOMMEND YOU VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

PROPOSAL 3 -- ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") added Section 14A to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that the Corporation provide its stockholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of the Corporation's Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. For clarity, the Named Executive Officers are only Christiaan M. Olivier, the Corporation's Chief Executive Officer, James R. Segreto, the Corporation's Chief Financial Officer, Kori G. Belzer, the Corporation's Chief Operating Officer, Gerard Marrone, the Corporation's Chief Revenue Officer and Steven J. Adolph, the Corporation's President International and the term does not include any of the other persons listed below in Executive and Officer Compensation.

Compensation Policy

The Corporation believes that its compensation packages should (i) attract and retain quality directors, executives and employees, (ii) provide total compensation competitive with similar companies, (iii) reward and reinforce the attainment of the Corporation's performance objectives, and (iv) align the interests of its directors, executives and employees with those of its stockholders (the "Corporation's Compensation Objectives"). The Compensation Committee oversees the existing and proposed compensation plans, policies and practices of the Corporation, reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, and reviews and approves all director and executive officer compensation, to endeavor to meet the Corporation's Compensation Objectives.

The Corporation believes that the interests of its executives should be closely aligned with those of its stockholders. The Corporation's executive compensation program has three primary elements, which are fixed base salaries, annual performance-based bonuses and long-term equity incentive awards. In balancing these elements, the Corporation endeavors to strike an appropriate balance among the Corporation's annual performance, its long-term growth objectives, its ability to attract and retain qualified executive officers and the expense of such compensation. The Corporation believes it should compensate each executive for their individual work and achievements, which it endeavors to do through the salaries and individual discretionary bonuses described below. In addition, the Corporation rewards each executive for their contributions to the Corporation's achievement of short-term business objectives and operational and performance goals, through the annual cash and stock-based incentive bonuses described below. Grants of restricted stock, stock options and other stock-based awards under the Corporation's 2018 Stock Compensation Plan (described below) are incentives for each executive to make long-term contributions to the value of the Corporation. The Corporation considers all elements of compensation when determining the total salaries and incentives for its executives, but once determined for a particular year such elements are generally independent of each other (e.g. salary will not be affected by the size of bonuses or value of stock-based awards).

Determining Compensation

Each year the Compensation Committee receives compensation recommendations for base salary, bonuses and possible stock-based awards for its non-CEO executives from the Corporation's Chief Executive Officer, and carefully reviews and (to the extent they deem appropriate) adjusts them before approving them. These recommendations are developed by management through employee evaluations, development of business goals and input from its executives. The Corporation also provides a stock purchase plan, 401(k) plan, healthcare plan and certain other benefits to all of the Company's employees (including its executives). In addition, certain executives are party to severance agreements discussed below. The Corporation believes that it pays competitive compensation packages that allow it to attract and retain quality executives.

In setting base salaries, the Corporation considers individual performance (including the satisfaction of duties and accomplishment of previously established short-term and long-term objectives) and various subjective criteria (including initiative, dedication, growth, leadership and contributions to overall department and corporate performance). Non-executive officer salaries and salary increases are recommended by the Corporation's Chief Executive Officer and reviewed and approved by the Compensation Committee.

The Corporation's executive officers are eligible for annual cash and stock-based award bonuses based upon their individual performance, the Corporation's achievements of certain specific operating results or increases in stockholder value and they also may receive a discretionary amount based on the overall contribution of the officer to the Corporation during the year. During or before the beginning of each year the Corporation's Chief Executive Officer and the Compensation Committee establish bonus criteria for each of those officers based principally on the Corporation's achievement of specific performance goals during the year. The type of goal, thresholds and awards may vary among the executives based on their specific area of expertise and responsibilities. However, each goal is specifically designed to generate additional profit, increase revenue or otherwise increase stockholder value. Ranges are generally specified for the goals with corresponding cash and stock-based award bonuses specified for achievement. If a specified level for a goal is achieved, as determined by the Corporation and reviewed by the Compensation Committee, the applicable executives are entitled to the corresponding cash and stock-based award bonuses. All executive officer bonus plans are recommended by the Corporation's Chief Executive Officer and reviewed and approved by the Compensation Committee.

Please see "EXECUTIVE COMPENSATION, DIRECTORS AND OTHER INFORMATION" and "EXECUTIVE COMPENSATION, EQUITY AWARDS OPTIONS" below for the compensation and benefits received by the Corporation's Named Executive Officers during 2018.

Advisory Vote

The vote on Proposal 3 is advisory, which means that the vote on the compensation of the Named Executive Officers is not binding on the Corporation, the Board or its Compensation Committee. The vote on this proposal is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Corporation's Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against the Corporation's Named Executive Officers' compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the Corporation's stockholders concerns.

Accordingly, the Corporation asks its stockholders to vote on the following resolution at the Annual Meeting:

"RESOLVED, that the Corporation's stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure."

THE BOARD MEMBERS PRESENT AND THE COMPENSATION COMMITTEE EACH UNANIMOUSLY

RECOMMENDS YOU VOTE "FOR" THE RESOLUTION APPROVING THE COMPENSATION OF THE

COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 - ADVISORY VOTE ON WHETHER THE CORPORATION

SHOULD REQUEST AN ADVISORY VOTE FROM ITS STOCKHOLDERS RESPECTING

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS EVERY ONE, TWO OR THREE YEARS

As a result of the Dodd-Frank Act, Section 14A of the Exchange Act requires that the Corporation provide its stockholders with the opportunity to vote, on a nonbinding advisory basis, for their preference as to how frequently they vote in the future on the compensation of the Corporation's Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC. Although it is not required to do so, the Corporation currently intends to hold this "frequency vote" every year.

The Corporation's stockholders may indicate whether they would prefer to conduct future advisory votes on the compensation of the Named Executive Officers once every one, two, or three years. Stockholders also may abstain from casting a vote on this proposal.

The Board has determined that an annual advisory vote on the compensation of the Named Executive Officers will permit the Corporation's stockholders to provide direct input each year on the Corporation's executive compensation philosophy, policies and practices as disclosed in this Proxy Statement, which is consistent with the Corporation's efforts to engage in an ongoing dialogue with the its stockholders on the compensation of the Named Executive Officers and corporate governance matters.

This vote is advisory, which means that this frequency vote on the compensation of the Named Executive Officers is not binding on the Corporation, the Board or its Compensation Committee. The Corporation recognizes that the stockholders may have different views as to the best approach for the Corporation, and therefore the Corporation looks forward to hearing from the stockholders as to their preference on the frequency that the Corporation should hold an advisory vote on the compensation of the Named Executive Officers.

The Board and its Compensation Committee will consider the outcome of the frequency vote. However, when considering the frequency of future advisory votes on the compensation of the Named Executive Officers, the Board and its Compensation Committee may decide that it is in the best interests of the Corporation's stockholders and the Corporation to hold an advisory vote on the compensation of the Named Executive Officers more or less frequently than the frequency receiving the most votes cast by the Corporation's stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years or three years (or abstain) when voting in response to the resolution set forth below.

The proxy card provides stockholders with the opportunity to choose among four options (to hold the compensation vote every one, two or three years, or to abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

THE BOARD MEMBERS PRESENT AND THE COMPENSATION COMMITTEE EACH RECOMMENDS

THAT YOU VOTE "ONE YEAR" AS THE PREFERRED FREQUENCY FOR THE OPTION OF HOLDING THE

ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL 5 – RATIFICATION AND

APPROVAL OF THE ADOPTION OF THE 2018 STOCK COMPENSATION PLAN

At the 2018 Annual Meeting, the Corporation's stockholders will be asked to ratify and approve the adoption of the Corporation's 2018 Stock Compensation Plan (the "2018 Plan"). The Corporation's Board of Directors (the "Board") on April 10, 2018, authorized and approved the 2018 Plan to be submitted to the Corporation's stockholders for ratification and approval. If ratified and approved by the Corporation's stockholders, the 2018 Plan will become effective as of May 29, 2018 (the "2018 Plan Effective Date"), and will replace, for all options issued thereafter, the Corporation's 2008 Stock Option Plan, as amended (the "2008 Plan"), which previously replaced the Corporation's 2000 Stock Option Plan, as amended (the "2000 Plan"), which previously replaced the Corporation's Amended and Restated 1995 Stock Option Plan, as amended (the "1995 Plan"). The Corporation's 2008 Stock Compensation Plan, as amended, will terminate on May 28, 2018, and thereafter no further Awards may be made under it. The approval of the 2018 Plan by the Corporation's stockholders will require the affirmative vote of a majority of votes cast at the 2018 Annual Meeting. The 2018 Plan is briefly summarized below, but these descriptions are subject to and qualified in their entirety by the full text of the 2018 Plan, which is attached as Annex A to this Proxy Statement. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the 2018 Plan.

As of the Record Date, there were options outstanding under the 2008 Plan to purchase 3,263,177 shares of Common Stock. Awards respecting 340,000 shares of SGRP's Common Stock remained available for grant under the 2008 Plan. After the approval of the 2018 Plan, no further grants will be made under the 2008 Plan (and none have been made under the 2000 Plan since stockholder approval of the 2008 Plan).

SUMMARY OF THE 2018 STOCK COMPENSATION PLAN

The 2018 Plan and information regarding options, stock appreciation rights, restricted stock and restricted stock units granted thereunder are summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of the 2018 Plan, which is attached as Annex A to this Proxy Statement. The 2018 Plan is substantially similar to the 2008 Plan except for its one year initial term and resetting the maximum award shares available to 600,000 under the 2018 Plan. The 2008 Plan terminates upon the adoption of the 2018 Plan (but not later than May 28, 2018), and thereafter no further Awards may be made under the 2008 Plan. Awards granted prior to the end the term of the 2008 Plan shall continue to be governed by the 2008 Plan (which 2008 Plan shall continue in full force and effect for that purpose).

No Awards will be granted under the 2018 Plan until it is approved by the Corporation's stockholders.

The 2018 Plan (upon approval) will have an initial term that ends on May 31, 2019, and no Award may be granted thereafter under this Plan, unless an extension or elimination of such initial term Plan is approved by stockholders of the Corporation if and as required pursuant to the 2018 Plan and Applicable Law. In any event, no Award may be granted under the 2018 Plan on or after the tenth (10th) anniversary of the Effective Date of the 2018 Plan unless an extension of the term of the 2018 Plan is approved by stockholders of the Corporation if and as required pursuant to the 2018 Plan and Applicable Law. Awards granted prior to the end the term of the 2018 Plan shall continue to be governed by the 2018 Plan (which 2018 Plan shall continue in full force and effect for that purpose).

The Board and Compensation Committee have recommended ratification and adoption of the 2018 Plan to continue that important tool in equity-based compensation. See EXECUTIVE COMPENSATION, DIRECTORS AND OTHER INFORMATION - Stock Based Compensation Plans, below.

The 2018 Plan (upon approval) will reset and limit the maximum number of shares of Common Stock that may be issued pursuant to Awards made under the plan to 600,000 shares (the "2018 Plan Maximum"), subject to adjustment as provided in the 2008 Plan (see below). For clarity, although 340,000 shares remained available for Awards under the 2008 Plan as of April 10, 2018, and none of those 340,000 shares are included in or will increase the 2018 Plan Maximum (i.e., no carryover from the 2008 Plan). None of those 340,000 shares will be issued under the 2008 Plan upon and following the stockholder approval of the 2018 Plan (when the ability to issue new awards and the availability of those 340,000 shares for new awards under 2008 Plan will end). Any reduction in such 340,000 share availability through any new issuances of Awards (as defined therein) under the 2008 Plan after April 10, 2018, will reduce such 600,000 share initial availability under this Plan by the same number of shares (if any).

Under the 2018 Plan, employees, officers and directors of the Corporation or any of its subsidiaries (collectively, the "Company") or their consultants providing services to the Company (collectively, the "Participants") may be granted certain Equity Compensation Awards ("Awards"). The Participants providing such consulting services include the employees of and consultants to certain non-subsidiary affiliates of SGRP providing services to the Company (see Certain Relationships and Related Transactions, below) and other affiliates of the Corporation ("SPAR Affiliates"). As of the Record Date, there were approximately 91 officers and employees of the Company and 4 outside directors of the Corporation and there were 73 employees of and consultants to the SPAR Affiliates providing such consulting services.

The 2018 Plan will permit the granting of Awards consisting of options to purchase shares of Common Stock ("Options"), stock appreciation rights ("SARs"), restricted stock ("Restricted Stock"), and restricted stock units ("RSUs"). The 2018 Plan permits the granting of both Options that qualify under Section 422 of the United States Internal Revenue Code of 1986 as amended (the "Code") for treatment as incentive stock options ("Incentive Stock Options" or "ISOs") and Options that do not qualify under the Code as Incentive Stock Options ("Nonqualified Stock Options" or "NQSOs"). ISOs may only be granted to employees of the Corporation or its subsidiaries.

The shares of Common Stock that may be issued pursuant to the Options, SARs, Restricted Stock and RSUs under the 2018 Plan are all subject to the 2018 Plan Maximum.

Purpose of the 2018 Plan

The purpose of the 2018 Plan (upon approval) is to promote the interests of the Corporation and its stockholders by providing stock-based incentives to certain employees, directors, officers and consultants. Under the 2018 Plan, the mutuality of interest between those participants and the Corporation is strengthened because they have a proprietary interest in pursuing the Corporation's long-term growth and financial success. In addition, by allowing participation in the Corporation's success, the Corporation is better able to attract, retain and reward quality employees, directors, officers and consultants. In selecting the participants to whom Awards may be granted, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Corporation and recommendations of supervisors.

Shares Available and Reserved

The 2018 Plan limits the number of shares of Common Stock that may be issued pursuant to Awards made under the 2018 Plan to the 2018 Plan Maximum. The 2018 Plan further limits the number of shares of Common Stock that may be issued pursuant to new Awards made on a particular grant date under the 2018 Plan (the "2018 Plan Availability") to the remainder of (a) the 2018 Plan Maximum minus (b) the sum at such time of the number of shares of Common Stock covered by all outstanding Awards issued under the 2018 Plan. In the event new Awards or prior awards become expired, cancelled, voided or the like, the number of shares of Common Stock covered by them are added back to the 2018 Plan Availability. The 2018 Plan Maximum and 2018 Plan Availability are subject to certain adjustments that may be made by the Compensation Committee (see "Administration", below) upon the occurrence of certain changes in the Corporation's capitalization or structure.

The maximum number of shares of Common Stock for which Options, SARs, Restricted Stock or RSUs that may be issued to a single Participant during any calendar year is 1,000,000 shares.

Awards

Future Participants in the 2018 Plan (upon approval) and the amounts of their future allotments will be determined by the Compensation Committee in its discretion subject to any restrictions in the 2018 Plan or the applicable individual written agreement containing the Award terms (the "Contract"). Because no such determinations have yet been made, it is not possible to state the terms of any individual Awards that may be issued under the 2018 Plan or the names or positions of or respective amounts of the allotment to any individual who may participate.

The vesting, duration and other terms of future awards also will be determined by the Compensation Committee in its discretion subject to any restrictions in the 2018 Plan and the Code. The terms may be different for the same or similar Awards or Participants. No SARs or RSUs were issued under the 2008 Plan. Restricted Stock Awards granted under the 2008 Plan generally vested over four years (i.e., one fourth per year of service after the grant date). Option Awards granted under the 2008 Plan were generally Non-Qualified Options, generally vested over four years (i.e., one fourth per year of service after the grant date), had ten year terms, and had exercise prices set at fair market value on the grant date.

Grant Dates and Contracts

The grant date for an Award is generally the date the Award is approved by the Compensation Committee. However, the Compensation Committee may in its discretion specify a later grant date in its approval, which it may do in order to (among other things) coordinate the grant date with a new employee's start date or permit public dissemination of a pending earnings press release. Each Award granted under the 2018 Plan will be evidenced by a Contract in a form approved by the Compensation Committee and executed by the Corporation and the Participant receiving the Award. Each Contract will contain the terms, provisions and conditions pertaining to the applicable Award, including (as applicable) exercise price.

Consideration

Participants receive Awards in return for the past and future rendering of services and are not required to pay the Corporation for such Awards (except for applicable tax withholding when due and any exercise price in the case of Options) or purchase price (if any) established by the Compensation Committee in the applicable Contract.

award repricing

The 2018 Plan (continuing the provisions of the 2008 Plan adopted in 2009) gives SGRP's Compensation Committee the full authority and complete flexibility from time to time to designate and modify (in its discretion) one or more of the outstanding Awards (including their exercise and base prices and other components and terms) to (among other things) restore their intended values and incentives to their holders. However, the exercise price, Base Value or similar component (if equal to SGRP's full stock price at issuance) of any Award cannot be lowered to an amount that is less than the Fair Market Value (as defined in the 2008 Plan) on the date of the applicable modification, and no modification can adversely affect an awardee's rights or obligations under an Award without the awardee's consent.

THE BOARD MEMBERS PRESENT AND THE COMPENSATION COMMITTEE EACH RECOMMENDS THAT

YOU VOTE "FOR" the RATIFICATION AND APPROVAL OF THE ADOPTION OF

THE 2018 STOCK COMPENSATION PLAN.

NO STOCKHOLDER PROPOSALS

No stockholder proposals or director nominations were duly received by the Corporation by December 10, 2017, as required by the Restated By-Laws (as defined below) and the Corporation's 2017 Proxy Statement (See Stockholder Communications - Submission of Stockholder Proposals and Director Nominations, below, regarding the 2018 submission deadline). Accordingly, the Corporation will not consider any proposals or nominations from any stockholder at the 2018 Annual Meeting.

THE BOARD OF DIRECTORS OF THE CORPORATION

The Board of Directors of the Corporation (the "Board") is responsible for overseeing the management, policies and direction of the Corporation and its subsidiaries (collectively, the "Company"), both directly and through its committees (See "Corporate Governance" below). The current members of the Board are set forth below and each director other than Mr. Brown and Mr. Kellar is a nominee for election at the 2018 Annual Meeting:

Name	Age	Position with SPAR Group, Inc.
Christiaan M. Olivier	53	Chief Executive Officer, President and Director
Robert G. Brown	75	Chairman (Non-Executive) and Director
William H. Bartels	74	Vice Chairman and Director
Jack W. Partridge (1)	72	Director and Chairman of the Compensation Committee
Lorrence T. Kellar (1)	80	Director
Arthur B. Drogue (1)	72	Lead Director, Director, and the Chairman of the Governance Committee and of the Special Subcommittee of the Audit Committee
R. Eric McCarthey (1)	62	Director and Chairman of the Audit Committee

(1) Member of the Governance, Compensation, Audit Committees and Special Subcommittee of the Audit Committee

Christiaan M. Olivier serves as the Chief Executive Officer, President and a Director of SGRP and has held such positions since his appointment as Chief Executive Officer of SGRP on September 5, 2017. With over 25 years as a retail executive he has successfully led global organizations bringing positive transformation in the areas of strategy, business development, sales, marketing, client service and operations. His ability to unite groups and executives have continually grown revenue and client base within each company he has served. Prior to joining SGRP, Mr. Olivier served as President of Retail Activation with the Omnicom Group, during his tenure there he considerably increased new business. Before that, he was President at Advantage Sales and Marketing. Mr. Olivier was also Chief Executive Officer at the Smollan Group, a sales and marketing service firm located in South Africa. The Board concluded that Mr. Olivier should be a director of the Corporation because he serves as the Chief Executive Officer of the Corporation and because of his extensive experience in senior management in retail marketing and services.

Robert G. Brown has served as the Chairman of SGRP since July 8, 1999, the effective date of the merger of SPAR Marketing Force, Inc., and related companies (the "SPAR Marketing Companies"), a business he co-founded, with PIA Merchandising Services, Inc. (the "Merger") creating SPAR Group Inc. Prior to the Merger and since 1967, Mr. Brown had served as the Chairman, President and Chief Executive Officer of the SPAR Companies. In addition to being a co-founder of the SPAR Companies, Mr. Brown was named the "guru of price promotion" by Fortune Magazine and the "master of trade promotion analysis" by Advertising Age.  Best known as the "father of baseline technology", the systems he has developed have been used by 70% of the top 100 consumer packaged goods companies in the world. He is an international speaker having spoken on the subject of Trade Promotions for such organizations as the GMA, the Association of National Advertisers, the American Marketing Association, the Council of Sales Promotion Agencies, ESOMAR, POPAI, the Australian Association of National Advertisers and the Advertising Research Foundation in many locations in the United States, Canada, Europe, South America and Asia.  His writings and quotes have been featured in numerous trade publications such as Fortune Magazine, the Wall Street Journal, Advertising Age, Progressive Grocer, Marketing News, Food and Beverage Marketing, Ad Week, World Business Review and the Journal News and his articles have been featured in the Journal of Marketing Research and the Journal of Advertising Research.  More recently Mr. Brown has built a mathematical model to calculate the exact odds of any decision in Blackjack given any combination of cards in a shoe along with any players hand and dealer up card which represent over 1 trillion possible combinations. Mr. Brown has announced his intent to retire as director from SGRP's Board at the end of the May Board meeting (currently scheduled to end on May 3, 2018), and will not stand for re-election at the 2018 Annual Meeting, but Mr. Brown has not officially retired to date.

William H. Bartels serves as Vice Chairman and a Director of SGRP and holding those positions since July 8, 1999 (the effective date of the Merger). Prior to the Merger, he served as Vice Chairman, Secretary, Treasurer and Senior Vice President of the SPAR Marketing Companies (a business he co-founded) since 1967. There he was responsible for sales and marketing of the SPARLINE technology and its related consulting business for evaluating trade promotion spending and strategies for the top tier of CPG companies, domestic and international. He gained industry wide recognition for SPARLINE as reported through numerous industry publications, while negotiating partnerships with research companies in the U.K and Australia for using the system. He has spoken at conferences in the U.S., Europe, and South America such as: Advertising Research Foundation, Promotion Marketing Association of America, European Society of Marketing Research, Advertising Age and American Management Association. When SPAR began its marketing service business, Mr. Bartels again assumed a business development role and was individually responsible for signing a significant portion of SPAR's customer revenue. Currently he leads domestic M&A activity, expanding SPAR's presence and building relationships throughout the industry. Recently, he located and assisted in the acquisition of Resource Plus and their affiliated marketing service and related technology and fixture manufacturing companies. The Board concluded that Mr. Bartels should be a director of the Corporation because of his proven track record in developing new business, experience in retail marketing services, proven track record in developing new business, and his in-depth knowledge of the Corporation.

Jack W. Partridge serves as a Director of SGRP and has done so since January 29, 2001. He has served as the Chairman of the Compensation Committee of SGRP since May 9, 2003, and also is a member of the Audit Committee and Governance Committee and the newly formed Special Subcommittee of the Audit Committee. Mr. Partridge, now retired, served as President of Partridge & Associates, Inc. from 2000 to 2012. He previously served as Vice Chairman of the Board of The Grand Union Company from 1998 to 2000. Mr. Partridge's service with Grand Union followed a distinguished 23-year career with The Kroger Company, where he served as Group Vice President, Corporate Affairs, and as a member of the Senior Executive Committee, as well as various other executive positions. He has provided leadership for a broad range of civic, cultural and industry organizations. He currently serves as a member of the board of GlobalWorx, Inc. The Board concluded that Mr. Partridge should be a director of the Corporation because he is an accomplished business executive with extensive experience in senior management in retail marketing and services.

Lorrence T. Kellar serves as a Director and has done so since April 2, 2003. Mr. Kellar also is a member of the Audit Committee, Compensation Committee and Governance Committee and the newly formed Special Subcommittee of the Audit Committee. Mr. Kellar had a 31-year career with The Kroger Co., where he served in various financial capacities, including Group Vice President for real estate and finance, and earlier, as Corporate Treasurer. He was responsible for all of Kroger's real estate activities, as well as facility engineering, which coordinated all store openings and remodels. Mr. Kellar subsequently served as Vice President, real estate, for Kmart and then as Vice President of Continental Properties Company, Inc., a retail real estate developer, until November 2009. Mr. Kellar is a trustee of the Acadia Realty Trust. He also is a major patron of the arts and has served as Chairman of the Board of the Cincinnati Ballet. The Board concluded that Mr. Kellar should be a director of the Corporation because of his extensive experience in senior management and financial matters in retail marketing and services. Mr. Kellar has announced his intent to retire as an independent director from SGRP's Board and its Audit, Compensation, Governance and Special Committees at the end of the upcoming Board and Committee meetings (currently scheduled to end on May 3, 2018), and will not stand for re-election at the 2018 Annual Meeting, but Mr. Kellar has not officially retired to date.

Arthur B. Drogue serves as a Director of SGRP and has done so since January 2013. He has served as the Lead Director of the Board since May of 2016, as the Chairman of the Governance Committee of SGRP since May 2015, and as Chairman of the newly formed Special Subcommittee of the Audit Committee since April 2017. Mr. Drogue also is a member of the Audit Committee and Compensation Committee. Mr. Drogue was Senior Vice President of Sales and Customer Development for the America's at Unilever during 2009 and 2010. Prior to that, he led Unilever's U.S. Sales and Customer Development organization through eight years of outstanding growth and earnings success while merging six separate companies into one of the U.S's preeminent consumer packaged goods companies with over $12 billion in annual sales. His previous professional experience includes senior management positions at Best Foods, Nabisco, Northeastern Organization (a/k/a NEO), and General Mills. Mr. Drogue also has held positions on several corporate and industry boards and has received numerous awards for his achievements. He has served on the board of GS1 U.S, has served as Chairman of the Board of Apollo Foods, has served as an Operating Partner at Raptor consumer Fund, and in addition to his board service at SGRP, he currently serves on the board of J.M. Global Holdings, serves as Chairman of the Board of Demers Foods, serves on the board of Ruiz Foods chairing the Governance committee and serves on the Audit committee. Mr. Drogue is also a founding partner of The Resource Team, a consulting practice focusing on the consumer package goods industry. He has earned the Board Fellow distinction in the National Association of Corporate Directors (a/k/a NACD) having completed the Board Professional and Board Masters courses. The Board concluded that Mr. Drogue should be a director of the Corporation because of his extensive experience as a director and senior manager of companies in the retail industry.

R. Eric McCarthey joined the Board of SGRP as of November 2015, has served as the Chairman of the Audit Committee since May 2016, and is a member of the Compensation and Governance Committees and the newly formed Special Subcommittee of the Audit Committee. Mr. McCarthey is currently CEO of Shelty-Viking Capital Group, LLC, a private equity holding company with principal ownership in various firms. He is the Chairman of the Atlanta chapter of National Association of Corporate Directors. Mr. McCarthey had a 30-year career with The Coca-Cola Company and was most recently Senior Vice President, Global Commercial/Customer Strategic Planning & Execution. He had served in several global leadership roles throughout his career with The Coca-Cola Company. Mr. McCarthey also serves on the boards of two privately held companies, Interra International, where he is Chairman of the Strategy Committee and Saulsbury Industries, where he is Chairman of the Governance Committee. He had previously served on the boards of Standard Register as Chairman of the Strategy Committee until the company was sold in 2016 and Global Imaging as Chairman of the Audit Committee until the company was sold in 2007. The Board concluded that Mr. McCarthey should be a director of the Corporation because of his extensive experience in senior management and financial matters in retail marketing and services.

EXECUTIVES AND OFFICERS OF THE CORPORATION

Set forth in the table below are the names, ages and offices held by all Executives and Officers of the Corporation as of December 31, 2017, and (except as otherwise noted) as of the date of this Proxy Statement. For biographical information regarding Christiaan M. Olivier, Robert G. Brown and William H. Bartels, see The Board of Directors of the Corporation, above.

Name	Age	Position with SPAR Group, Inc. (1)(2)
Christiaan M. Olivier	53	Chief Executive Officer, President and a Director
Robert G. Brown	75	Chairman (Non-Executive) and a Director (3)
William H. Bartels	74	Vice Chairman and a Director
James R. Segreto	69	Chief Financial Officer, Secretary and Treasurer
Kori G. Belzer	52	Chief Operating Officer
Gerard Marrone	55	Chief Revenue Officer
Steven J. Adolph	53	President International

(1)

Under the Corporation's Restated By-Laws and the resolutions of the Board, each of the following individuals have been designated as both an "Executive" and an "Officer" of the Corporation except as otherwise noted below. An Executive is generally an executive officer of the Corporation and part of its senior management.

(2)

Each named individual is an "at will" employee of the Company, except that Mr. Brown is not an employee. Their nominal terms as Executives and Officers are for one year, lasting from one annual stockholders meeting to the next.

(3)	Under the Corporation's Restated By-Laws and the resolutions of the Board, Mr. Brown has been designated as "Officer" but not as an "Executive" of the Corporation.

James R. Segreto serves as Chief Financial Officer, Secretary and Treasurer of SGRP and has done so since December 14, 2007. Prior to his current position, Mr. Segreto served as Vice President and Controller of SGRP since July 8, 1999, the effective date of the Merger. Mr. Segreto served as Chief Financial Officer for Supermarket Communications Systems, Inc. from 1992 to 1997 and LM Capital, LLP from 1990 to 1992. Prior to 1992, he served as Controller of Dorman Roth Foods, Inc.

Kori G. Belzer serves as the Chief Operating Officer of SGRP and has done so since January 1, 2004. From 2000 through 2003, Ms. Belzer served as the Chief Operating Officer of SPAR Administrative Services, Inc. (then known as SPAR Management Services, Inc.) ("SAS"), and SPAR Business Services, Inc. (then known as SPAR Marketing Services, Inc.), each an affiliate of SGRP (See - Transactions with Related Persons, Promoters and Certain Control Persons, below). From 1997 to 2000, Ms. Belzer served as Vice President Operations of SAS and as Regional Director of SAS from 1995 to 1997. Prior to 1995, she served as Client Services Manager for SPAR/Servco, Inc.

Gerard (Gerry) Marrone joined SPAR Group, Inc. as SVP Sales & Marketing in January 2017 and was promoted to Chief Revenue Officer in December of the same year. As Chief Revenue Officer he oversees all revenue generation and marketing activities for the company. He is responsible for strategic growth initiatives and expansion of the domestic business. His role includes seeking and leading strategic alliances and joint ventures and he is responsible for developing capabilities and best practices within the sales and marketing function that will be shared and implemented across the organization and the international network.

Steven J. Adolph serves as the President International of SGRP and has done so since June 21, 2016. Prior to his current position, Mr. Adolph served in several executive roles including: President of Kalamazoo Outdoor Gourmet, CEO Asia/Pacific for Invacare, Vice President International for SentrySafe and Vice-President Asia/Pacific for Equal/NutraSweet. Mr. Adolph graduated Magna Cum Laude from Duke University and has an MBA with distinction from Northwestern's Kellogg School of Business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of SGRP's Common Stock as of March 23, 2018, by: (i) each person (or group of affiliated persons) who is known by SGRP to own beneficially more than 5% of SGRP's Common Stock; (ii) each of SGRP's directors; (iii) each of the Named Executives and Officers in the Summary Compensation Table (other than R. Scott Popaditch and Jill M. Blanchard, who resigned from the Company on May 15, 2017 and August 23, 2016, respectively); and (iv) SGRP's directors and Executives as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares of common and preferred stock shown as beneficially owned by them, subject to community property laws where applicable.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	See Note #	Percentage (10)
Common Shares	Robert G. Brown (1)	6,924,409	(2)	33.7%
Common Shares	William H. Bartels (1)	5,289,693	-	25.7%
Common Shares	Christiaan M. Olivier (1)	-	-	*
Common Shares	Jack W. Partridge (1)	177,552	(3)	*
Common Shares	Lorrence T. Kellar (1)	177,804	(4)	*
Common Shares	Arthur B. Drogue (1)	29,000	(5)	*
Common Shares	R. Eric McCarthey (1)	12,000	(6)	*
Common Shares	James R. Segreto (1)	360,685	(7)	1.7%
Common Shares	Kori G. Belzer (1)	416,852	(8)	2.0%
Common Shares	Gerard Marrone (1)	25,000	(9)	*
Common Shares	Steven J. Adolph (1)	25,000	(10)	*
Common Shares	Whittier Holdings, Inc. 100 Liberty Street, Suite 890 Reno, NV 89501	1,215,455	(11)	5.9%
Common Shares	All Executives and Directors	13,437,994	-	65.2%

*	Less than 1%
(1)	The address of such owners is c/o SPAR Group, Inc. 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604.
(2)	Mr. Brown's beneficial ownership includes 121,275 shares held by Jean Brown in her 401(k) and Roth IRA accounts.
(3)	Mr. Partridge's beneficial ownership includes 156,308 shares issuable upon exercise of options and 1,000 shares restricted stock vesting by May 23, 2018.
(4)	Mr. Kellar's beneficial ownership includes 167,656 shares issuable upon exercise of options and 1,000 shares restricted stock vesting by May 23, 2018.

(5)	Mr. Drogue's beneficial ownership includes 25,000 shares issuable upon exercise of options and 1,000 shares restricted stock vesting by May 23, 2018.
(6)	Mr. McCarthey's beneficial ownership includes 10,000 shares issuable upon exercise of options.
(7)	Mr. Segreto's beneficial ownership includes 251,750 shares issuable upon exercise of options.
(8)	Ms. Belzer's beneficial ownership includes 409,640 shares issuable upon exercise of options.
(9)	Mr. Adolph's beneficial ownership includes 25,000 shares issuable upon exercise of options.
(10)	Mr. Marrone's beneficial ownership includes 25,000 shares issuable upon exercise of options.
(11)	Share ownership was confirmed by its Schedule 13G filed on February 7, 2018.
(12)

Percentage ownership is based on the total number of shares of Common Stock outstanding (20,576,319 shares) and the number of shares of Common Stock beneficially owned (including Common Stock currently obtainable under vested options, indirectly owned through retirement plans and beneficially owned by certain family members) by such person or group, in each case as of March 23, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act ("Section 16(a)") requires SGRP's directors and certain of its officers and persons who own more than 10% of SGRP's Common Stock (collectively, "Insiders") to file reports of ownership and changes in their ownership of SGRP's Common Stock with the Commission. Insiders are required by Commission regulations to furnish SGRP with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it for the year ended December 31, 2017, or written representations from certain reporting persons for such year, SGRP believes that its Insiders complied with all applicable Section 16(a) filing requirements for such year, with the exception that Mr. Brown untimely filed one report on Form 4 respecting one transaction and Mr. Olivier untimely filed one report on Form 3 respecting one transaction. All such Section 16(a) filing requirements have since been completed by each of the aforementioned individuals.

Transactions with Related Persons, Promoters and Certain Control Persons

SGRP's policy respecting approval of transactions with related persons, promoters and control persons is contained in the SPAR Group Code of Ethical Conduct for its Directors, Executives, Officers, Employees, Consultants and other Representatives Amended and Restated (as of) March 15, 2018 (the "Ethics Code"). The Ethics Code is intended to promote and reward honest, ethical, respectful and professional conduct by each director, executive, officer, employee, consultant and other representative of any of SGRP and its subsidiaries (together with SGRP, the "Company") and each other Covered Person (as defined in the Ethics Code) in his or her position with the Company anywhere in the world, including (among other things) serving each customer, dealing with each vendor and treating each other with integrity and respect, and behaving honestly, ethically and professionally with each customer, each vendor, each other and the Company. Article II of the Ethics Code specifically prohibits various forms of self-dealing (including dealing with relatives) and collusion and Article V of the Ethics Code generally prohibits each "Covered Person" (including SGRP's officers and directors) from using or disclosing the Confidential Information of the Company or any of its customers or vendors, seeking or accepting anything of value from any competitor, customer, vendor, or other person relating to doing business with the Company, or engaging in any business activity that conflicts with his or her duties to the Company, and directs each "Covered Person" to avoid any activity or interest that is inconsistent with the best interests of the SPAR Group, in each case except for any "Approved Activity" (as such terms are defined in the Ethics Code). Examples of violations include (among other things) having any ownership interest in, acting as a director or officer of or otherwise personally benefiting from business with any competitor, customer or vendor of the Company other than pursuant to any Approved Activity. Approved Activities include (among other things) any contract with an affiliated person (each an "Approved Affiliate Contract") or anything else disclosed to and approved by SGRP's Board of Directors (the "Board"), its Governance Committee or its Audit Committee, as the case may be, as well as the ownership, board, executive and other positions held in and services and other contributions to affiliates of SGRP and its subsidiaries by certain directors, officers or employees of SGRP, any of its subsidiaries or any of their respective family members. The Company's senior management is generally responsible for monitoring compliance with the Ethics Code and establishing and maintaining compliance systems, including those related to the oversight and approval of conflicting relationships and transactions, subject to the review and oversight of SGRP's Governance Committee as provided in clause IV.11 of the Governance Committee's Charter, and SGRP's Audit Committee as provided in clause I.2(l) of the Audit Committee's Charter. The Governance Committee and Audit Committee each consist solely of independent outside directors (see CORPORATE GOVERNANCE - Audit Committee and - Governance Committee, below). Also see Domestic Related Party Services, International Related Party Services, Related Party Transaction Summary, Related Party Transaction Summary and Other Related Party Transactions and Arrangements, below.

SGRP's Audit Committee has the specific duty and responsibility to review and approve the overall fairness and terms of all material related-party transactions. The Audit Committee receives affiliate contracts and amendments thereto for its review and approval (to the extent approval is given), and these contracts are periodically (often annually) again reviewed, in accordance with the Audit Committee Charter, the Ethics Code, the rules of the Nasdaq Stock Market, Inc. ("Nasdaq"), and other applicable law to ensure that the overall economic and other terms will be (or continue to be) no less favorable to the Company than would be the case in an arms-length contract with an unrelated provider of similar services (i.e., its overall fairness to the Company, including pricing, payments to related parties, and the ability to provide services at comparable performance levels). The Audit Committee periodically reviews all related party relationships and transactions described below.

In addition, in order to (among other things) assist the Board and the Audit Committee in connection with an overall review of the Company's related party transactions and certain worker classification-related litigation matters, in April 2017 the Board formed a special subcommittee of the Audit Committee (the "Special Subcommittee") to (among other things) review the structure, documentation, fairness, conflicts, fidelity, appropriateness, and practices respecting each of the relationships and transactions discussed in this section.

The Special Subcommittee engaged Morrison Valuation & Forensic Services, LLC ("Morrison"), to perform a third-party financial evaluation of certain domestic related party relationships and transactions (principally with SAS and SBS of the Company, which included the review of certain financial records of the Company (but not those of its affiliates)) and discussions with management of the Company. Their task included (among other things) the identification and mapping of and apparent purposes for and benefits from cash flows between the Company and its affiliates. Morrison identified a number of transactions between the parties, while not material, were inefficient, time consuming and of limited business value to the parties. They included expense reimbursement for indirect charges for supply purchases, corporate vendor service cost and use of corporate credit cards in the payment of vendor services. These inefficiencies have been and will continue to be addressed by the Company. The Special Subcommittee also engaged Holland & Knight to provide legal advice on related party issues, and Paul Hastings to provide legal advice on independent contractor classification issues, including the SBS Clothier Case (see Note 7 to the Company's Consolidated Financial Statements, Commitments and Contingencies - Legal Matters - SBS Clothier Litigation, in the 2017 Annual Report), and their advice is ongoing. See also Item 1A - Risk Factors – Dependence Upon and Cost of Services Provided by Affiliates and Use of Independent Contractors, Potential Conflicts in Services Provided by Affiliates, and Risks Related to the Company's Significant Stockholders: Potential Voting Control and Conflicts, and Item 3 - Legal Proceedings , in the 2017 Annual Report.

The Company is currently unable to predict the remaining duration and final results of this review by the Special Subcommittee.

Domestic Related Party Services:

SPAR Business Services, Inc. ("SBS"), SPAR Administrative Services, Inc. ("SAS"), and SPAR InfoTech, Inc. ("SIT"), are affiliates of SGRP but are not under the control or part of the consolidated Company. Mr. Robert G. Brown, a Director, Chairman and a major stockholder of SGRP, and Mr. William H. Bartels, a Director, Vice Chairman and a major stockholder of SGRP, are the sole stockholders of SBS. Mr. Brown is the sole stockholder of SIT. Mr. Brown is a director and officer of SBS and SIT. Mr. Bartels is a director and officer of SAS. The stockholders of SAS were Mr. Bartels and parties related to Mr. Brown and his family, each of whom is considered an affiliate of the Company for related party purposes because of their family relationships with Mr. Brown.

The Company executes the services it provides to its domestic clients primarily through field merchandising, auditing, assembly and other field personnel (each a "Field Specialist"), substantially all of whom have been independent contractors provided by SBS, and administers those services through local, regional, district and other personnel (each a "Field Administrator"), substantially all of whom have been provided by SAS. The Company paid $25.9 million and $22.7 million during the year ended December 31, 2017 and 2016, respectively, to SBS for its provision as needed of approximately 10,700 of SBS's available Field Specialists in the U.S.A. (which amounted to approximately 77% and 79% of the Company's total domestic Field Specialist expense for the year ended December 31, 2017 and 2016, respectively). The Company paid $4.2 million and $4.3 million for the year ended December 31, 2017 and 2016, respectively, to SAS for its provision of its 57 full-time regional and district administrators (which amounted to approximately 91% and 92% of the Company's total domestic field administrative service cost for the twelve months ended December 31, 2017 and 2016). In addition to these field service and administration expenses, SAS also incurs other administrative expenses related to benefit and employment tax expenses of SAS and payroll processing, legal and other administrative expenses and SBS incurs expenses for processing vendor payments, legal defense and other administrative expenses (but those expenses are only reimbursed by SGRP to the extent approved by the Company as described below). The total cost recorded by the Company for the expenses of SBS and SAS in providing their services to the Company, including the "Cost Plus Fee" arrangement (as defined and discussed below) and other expenses paid directly by the Company on behalf of and invoiced to SBS and SAS, was $30.1 million and $27.0 million, for the years ended December 31, 2017 and 2016, respectively.

The terms of the Amended and Restated Field Service Agreement with SBS dated as of January 1, 2004, as amended in 2011, and the Amended and Restated Field Management Agreement with SAS dated as of January 1, 2004 (each a "Prior Agreement"), defined reimbursable expenses and established a "Cost Plus Fee" arrangement where the Company paid SBS and SAS for their costs of providing those services plus a fixed percentage of such reimbursable expenses (the "Cost Plus Fee"). The parties have had negotiations respecting replacement agreements since the Prior Agreements expired on November 30, 2014. As further described below, a new Field Administration Agreement was entered into with SAS in 2016.

The Company and SBS have agreed to an arrangement for a revised Cost Plus Fee equal to 2.96% of the Field Specialists costs and certain other approved reimbursable expenses incurred by SBS in performing services for the Company, subject to certain offsetting credits. This arrangement went into effect on and has applied since December 1, 2014. The Company has offered a new agreement to SBS confirming that reimbursable expenses are subject review and approval by the Company, but SBS has rejected that proposal.

The Company believes its net costs for Field Specialists in 2017 could have been approximately $1.0 million less if it had been feasible for the Company to directly engage those Field Specialists on terms substantially similar to SBS.

No SBS compensation to any officer, director or other related party has been reimbursed or approved to date by the Company, and no such compensation reimbursements were made or approved under SBS's Prior Agreement. This is not a restriction on SBS since SBS is not controlled by the Company and may pay any compensation to any person that SBS desires out of its own funds. However, SBS has invoiced the Company monthly for certain such compensation payments from July of 2015 through December 2016, and again from July 2017 to December 31, 2017, but the Company has rejected those invoices as non-reimbursable expenses. Since SBS is a "Subchapter S" corporation, all income from SBS is allocated to its stockholders (see above).

The Company has determined that the rates charged by SBS for the services of its field merchandising, auditing, assembly and other field personnel (each a "Field Specialist") are favorable to the Company when compared to other possible non-affiliate providers. SBS has advised the Company that those favorable rates are dependent (at least in part) on SBS's ability to continue to use independent contractors as its Field Specialists, that such Field Specialists generally provide greater flexibility and performance quality at lower total costs as a result of their business independence and initiative, and that it has an agreement with each Field Specialist clearly confirming his, her, or its status as an independent contractor.

The appropriateness of SBS's treatment of its Field Specialists as independent contractors has been periodically subject to legal challenge (both currently and historically) by various states and others, SBS's expenses of defending those challenges and other proceedings have historically been reimbursed by the Company under SBS's Prior Agreement, and SBS's expenses of defending those challenges and other proceedings were reimbursed by the Company in 2017 and 2016 (in the amounts of $193,000 and $736,000, respectively), after determination (on a case by case basis) that those defense expenses were costs of providing services to the Company. The Company has advised SBS that, since there is no currently effective comprehensive written services agreement with SBS, the Company will continue to review and decide each request by SBS for reimbursement of its legal defense expenses (including appeals) on a case-by-case basis in its discretion, including the relative costs and benefits to the Company. The Company has not agreed, and does not currently intend, to reimburse SBS for any judgment or similar amount (including any damages, settlement, or related tax, penalty, or interest) in any legal challenge or other proceeding against or involving SBS, and the Company does not believe it has ever done so (other than in insignificant nuisance amounts). However, there can be no assurance that SBS will be able to satisfy any such judgment or similar amount resulting from any adverse legal determination, that SBS or someone else will not claim, or that SBS will be able to successfully defend any claim, that the Company is liable (under applicable law, through reimbursement or indemnification, or otherwise) for any such judgment or similar amount imposed against SBS. Furthermore, there can be no assurance that SBS will succeed in defending any such legal challenge, the legal expenses of prolonged litigation and appeals could continue to be (and have from time to time been) significant, and prolonged litigation and appeals and any adverse determination in any such challenge could have a material adverse effect on SBS's ability to provide services needed by the Company and the Company's costs of doing business.

Current material and potentially material proceedings against SBS and, in one instance, the Company are described in Note 7 to the Company's Consolidated Financial Statements - Commitments and Contingencies - Legal Matters, in the 2017 Annual Report. These descriptions are based on an independent review by the Company and do not reflect the views of SBS, its management or its counsel.

Any prolonged continuation of or material increase in the legal defense costs of SBS (and thus the reimbursable expenses SBS may charge to and that may be paid by the Company to the extent reimbursement is approved by the Company in its discretion), the failure of SBS to satisfy any such judgment or similar amount resulting from any adverse legal determination against SBS, any claim by SBS, SAS, any other related party or any third party that the Company is somehow liable for any such judgment or similar amount imposed against SBS or SAS or any other related party, any judicial determination that the Company is somehow liable for any such judgment or similar amount imposed against SBS or SAS or any other related party (in whole or in part), any decrease in SBS's or SAS's performance (quality or otherwise), any inability by SBS or SAS to execute the services for the Company, or any increase in the Company's use of employees (rather than independent contractors) as its domestic Field Specialists, in each case in whole or in part, could have a material adverse effect on the Company or its performance or condition (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results or condition), whether actual or as planned, intended, anticipated, estimated or otherwise expected.

On June 14, 2016, SAS and SPAR Marketing Force, Inc. ("SMF") entered into a new Field Administration Agreement (the "SAS Agreement"). In order to provide continuity with SAS's Prior Agreement, the SAS Agreement is effective and governs the relationship of the parties as of December 1, 2014, and amends, restates and completely replaces SAS's Prior Agreement. The SAS Agreement more clearly defines reimbursable and excluded expenses and the budget and approval procedures and continues the indemnifications and releases provided by SAS's Prior Agreement (which indemnifications and releases were and are comparable to those applicable to SGRP's directors and executive officers under its Restated By-Laws and applicable law). Specifically, the SAS Agreement reduced the Cost Plus Fee from 4% to 2% effective as of June 1, 2016.

SGRP's Audit Committee has approved the SAS Agreement pursuant to its specific duty and responsibility to review and approve the overall fairness of all material related-party transactions, as more fully provided above in this note.

No SAS compensation to any officer, director or other related party (other than to Mr. Peter W. Brown, a related party as noted below, pursuant to previously approved budgets) has been reimbursed or approved to date by the Company, and no such compensation reimbursements were made or approved under SAS's Prior Agreement. This is not a restriction on SAS since SAS is not controlled by the Company and may pay any compensation to any person that SAS desires out of its own funds. Since SAS is a "Subchapter S" corporation, all income from SAS is allocated to its stockholders (see above). Peter W. Brown ("Peter Brown") is an employee of SAS, is the nephew of SGRP's Chairman, Mr. Robert G. Brown, and is a director of SPAR BSMT and owns EILLC (see International Related Party Services, below). Peter Brown was an official observer at the meetings of SGRP's Board from 2014 through December 2016. Accordingly, Peter Brown is a related party in respect of the Company.

National Merchandising Services, LLC ("NMS"), is a consolidated domestic subsidiary of the Company and is owned jointly by SGRP through its indirect ownership of 51% of the NMS membership interests and by National Merchandising of America, Inc. ("NMA"), through its ownership of the other 49% of the NMS membership interests. Mr. Edward Burdekin is the Chief Executive Officer and President and a director of NMS and also is an executive officer and director of NMA. Ms. Andrea Burdekin, Mr. Burdekin's wife, is the sole stockholder and a director of NMA and a director of NMS. NMA is an affiliate of the Company but is not under the control of or consolidated with the Company.

International Related Party Services:

SGRP Meridian (Pty), Ltd. ("Meridian") is a consolidated international subsidiary of the Company and is owned 51% by SGRP and 49% by the following individuals: Mr. Brian Mason, Mr. Garry Bristow, and Mr. Adrian Wingfield. Mr. Mason is President and a director and Mr. Bristow is an officer and director of Meridian. Mr. Mason is also an officer and director and 50% shareholder of Merhold Property Trust ("MPT"). Mr. Mason and Mr. Bristow are both officers and directors and both own 50% of Merhold Cape Property Trust ("MCPT"). Mr. Mason, Mr. Bristow and Mr. Wingfield are all officers and own 46.7%, 20% and 33.3%, respectively of Merhold Holding Trust ("MHT") which provides similar services like MPT. MPT owns the building where Meridian is headquartered and also owns 2 vehicles both of which are subleased to Meridian. MCPT provides a fleet of 126 vehicles to Meridian under a 4 year lease program. These leases are provided to Meridian at local market rates included in the summary table below.

SPAR Todopromo is a consolidated international subsidiary of the Company and is owned 51% by SGRP and 49% by the following individuals: Mr. Juan F. Medina Domenzain, Juan Medina Staines, Julia Cesar Hernandez Vanegas, and Jorge Medina Staines. Mr. Juan F. Medina Domenzain is an officer and director of SPAR Todopromo and is also majority shareholder (90%) of CONAPAD ("CON") which supplied administrative and operational consulting support to SPAR Todopromo in 2016.

In August 2016, Mr. Juan F. Medina Domenzain ("JFMD"), partner in SPAR Todopromo, purchased the warehouse that was being leased by SPAR Todopromo. A lease expired on December 31, 2017, and was renewed until December 31, 2020 at the same terms and cost.

On September 8, 2016, the Company (through its Cayman Islands subsidiary) acquired 100% ownership of SGRP Brasil Participações Ltda. ("SGRP Holdings"), a Brazilian limitada (which is a form of limited liability company), from its affiliate, SIT, at cost (including approved expenses). See Related Party Transactions and Arrangements in the Brazil Acquisition in this Note, below. SGRP Holdings then completed the formation and acquired a majority of the stock of SPAR Brasil Serviços de Merchandising e Tecnologia S.A., a Brazilian corporation ("SPAR BSMT"). SGRP Holdings and SPAR BSMT are consolidated subsidiaries of the Company. SPAR BSMT is owned 51% by the Company, 39% by JK Consultoria Empresarial Ltda.-ME, a Brazilian limitada ("JKC"), and 10% by Earth Investments, LLC, a Nevada limited liability company ("EILLC").

JKC is owned by Mr. Jonathan Dagues Martins, a Brazilian citizen and resident ("JDM") and his sister, Ms. Karla Dagues Martins, a Brazilian citizen and resident. JDM is the Chief Executive Officer and President of each SPAR Brazil company pursuant to a Management Agreement between JDM and SPAR BSMT dated September 13, 2016. JDM also is a director of SPAR BSMT. Accordingly, JKC and JDM are each a related party in respect of the Company. EILLC is owned by Mr. Peter W. Brown, a citizen and resident of the USA ("PWB"). Accordingly, PWB and EILLC are each a related party in respect of the Company.

SPAR BSMT has contracted with Ms. Karla Dagues Martins, a Brazilian citizen and resident and JDM's sister to handle the labor litigation cases for SPAR BSMT and its subsidiaries. These legal services are being provided to them at local market rates by Ms. Martins' company, Karla Martins Sociedade de Advogados ("KMSA").

The Company believes it is the largest and most important customer of SBS, SAS, MPT, MCPT, MHT, CON, JFMD and KMSA (and from time to time may be their only customer), and accordingly the Company generally has been able to negotiate better terms, receives more personal and responsive service and is more likely to receive credits and other financial accommodations from SBS, SAS, MPT, MCPT, MHT, CON, JFMD and KMSA than the Company could reasonably expect to receive from an unrelated service provider who has significant other customers and business. SBS, SAS and other material affiliate contracts and arrangements are annually reviewed and considered for approval by SGRP's Audit Committee, subject to the ongoing negotiations with SBS as described above.

Related Party Transaction Summary:

The following costs of affiliates were charged to the Company (in thousands):

	Year Ended December 31,
	2017	2016
Services provided by affiliates:
Field Specialist expenses* (SBS)	$25,866	$22,749
Field administration expenses* (SAS)	$4,215	$4,276
Office and vehicle rental expenses (MPT)	$62	$50
Vehicle rental expenses (MCPT)	$1,146	$879
Office and vehicle rental expenses (MHT)	$170	$121
Field administration expenses* (NDS Reklam)	$2	$2
Consulting and administrative services (CON)	$244	$309
Warehouse Rental (JFMD)	$47	$10
Legal Services (KMSA)	$10	$7

Total services provided by affiliates	$31,762	$28,403

* Includes substantially all overhead (in the case of SAS and SBS), or related overhead, plus any applicable markup.

Due to affiliates consists of the following (in thousands):	December 31,
	2017	2016
Loans from local investors:(1)
Australia	$250	$231
Mexico	1,001	1,001
Brazil	139	139
China	719	761
NMS LLC	–	348
South Africa	24	–
Accrued Expenses due to affiliates:
SBS/SAS	893	869
Total due to affiliates	$3,026	$3,349

(1) Represent loans from the local investors into the Company's subsidiaries (representing their proportionate share of working capital loans). The loans have no payment terms and are due on demand and as such have been classified as current liabilities in the Company's consolidated financial statements.

Other Related Party Transactions and Arrangements

In July 1999, SMF, SBS and SIT entered into a perpetual software ownership agreement providing that each party independently owned an undivided share of and had the right to unilaterally license and exploit their "Business Manager" internet job scheduling software (which had been jointly developed by such parties), and all related improvements, revisions, developments and documentation from time to time voluntarily made or procured by any of them at its own expense. Business Manager and its other proprietary software and applications are used by the Company for (among other things) the scheduling, tracking, coordination and reporting of its merchandising and marketing services and are accessible via the internet or other applicable telecommunication network by the authorized representatives of the Company and its clients through their respective computers and mobile devices. In addition, SPAR Trademarks, Inc. ("STM"), a wholly owned subsidiary of SGRP, SBS and SIT entered into separate perpetual trademark licensing agreements whereby STM has granted non-exclusive royalty-free licenses to SIT and SBS (and through them to their commonly controlled subsidiaries and affiliates by sublicenses, including SAS) for their continued use of the name "SPAR" and certain other trademarks and related rights of STM. SBS and SAS provide services to the Company, as described above, SIT assisted in the Brazilian acquisition at a cost to the Company of $49,000, as described below, and SIT no longer provides services to and does not compete with the Company.

Through arrangements with the Company, SBS (owned by Mr. Bartels and Mr. Brown), SAS (owned by Mr. Bartels and family members of Mr. Brown), and other companies owned by Mr. Brown participate in various benefit plans, insurance policies and similar group purchases by the Company, for which the Company charges them their allocable shares of the costs of those group items and the actual costs of all items paid specifically for them. All such transactions between the Company and the above affiliates are paid and/or collected by the Company in the normal course of business.

In addition to the above, SAS purchases insurance coverage for worker compensation, casualty and property insurance risk for itself, for SBS on behalf of its Field Specialists that require such insurance coverage (all who do not provide their own), and for the Company from Affinity Insurance, Ltd. ("Affinity"). SAS owns a minority (less than 1%) of the common stock in Affinity. Based on informal arrangements between the parties, the Affinity insurance premiums for such coverage are ultimately charged (through SAS) for their fair share of the costs of that insurance to SMF, SAS (which then charges the Company) and SBS.

In addition to those required periodic premiums, Affinity also requires payment of cash collateral deposits ("Cash Collateral"), and Cash Collateral amounts are initially determined and from time to time re-determined (upward or downward) by Affinity. The Cash Collateral deposit with Affinity since 2012 now totals $965,023; $378,838 of that Cash Collateral was allocable to SBS; $109,387 of that Cash Collateral was allocable to SAS; and $296,474 of that Cash Collateral was allocable to SMF and the balance of $180,324 was allocated to another affiliate, SR Services, Inc. The Cash Collateral deposits allocable to SBS have been paid by SAS on behalf of SBS, SAS received advances to make such payments from SBS, and SBS in turn received advances to make such payments from SMF. The Cash Collateral deposits allocable to SAS have been paid by SAS on behalf of itself. The Cash Collateral deposits allocable to SMF have been paid by SAS on behalf of SMF, and SAS received advances to make such payments from SMF. Affinity from time to time may (in the case of a downward adjustment in such periodic premiums or the Cash Collateral) make refunds, rebates or other returns of such periodic premiums and Cash Collateral deposits to SAS for the benefit of itself, SBS and SMF (as returned, "Affinity Refunds"). SAS is obligated to return to SBS, and SBS is obligated to return to SMF, any and all Affinity Refunds allocable to SBS in repayment of the corresponding advances. SAS is obligated to return to SMF any and all Affinity Refunds allocable to SMF in repayment of the corresponding advances. SAS, SBS and SMF are currently negotiating reimbursement and security agreements to document and confirm those advances totaling approximately $675,000 and repayment obligations.

The following related party transactions occurred in connection with the Company's September 2016 acquisition in Brazil of the NM Companies (as defined and more fully described in Note 14 to Company's Consolidated Financial Statements - Purchase of Interests in Subsidiaries, in the 2017 Annual Report).

On September 8, 2016, the Company (through its Cayman Islands subsidiary) acquired 100% ownership of SGRP Brasil Participações Ltda. ("SGRP Holdings"), a Brazilian limitada (which is a form of limited liability company), from its affiliate, SIT, for $1 plus approved expenses of $49,000. SGRP Holdings then completed the formation and acquired a majority of the stock of SPAR Brasil Serviços de Merchandising e Tecnologia S.A., a Brazilian corporation ("SPAR BSMT").

SGRP Holdings, JK Consultoria Empresarial Ltda.-ME, a Brazilian limitada ("JKC"), and Earth Investments, LLC, a Nevada limited liability company ("EILLC"), entered into a Joint Venture Agreement respecting SPAR BSMT dated and effective as of September 13, 2016 (the "JV Agreement"). See below respecting the ownership and related party status of JKC and EILLC. The JV Agreement (among other things) provided for the NM Acquisition described (and defined) below, provided for the capitalization of and loans to SPAR BSMT to fund the NM Acquisition and its working capital, and established terms for the election of officers and directors and governance of SPAR BSMT. In addition, the JV Agreement provided for the issuance of shares by SPAR BSMT in the necessary amounts to give SGRP Holdings 51%, JKC 39% and EILLC 10% of the outstanding shares of SPAR BSMT's stock. Under the JV Agreement, SPAR BSMT has five directors, three of which are nominated by SGRP Holdings, one of which is nominated by JKC and one of which is nominated by EILLC.

JKC is owned by Mr. Jonathan Dagues Martins, a Brazilian citizen and resident ("JDM") and his sister, Ms. Karla Dagues Martins, a Brazilian citizen and resident. JDM is the Chief Executive Officer and President of each SPAR Brazil company pursuant to a Management Agreement between JDM and SPAR BSMT dated September 13, 2016. JDM also held equivalent positions with each NM Company prior to their acquisition by SPAR BSMT. JDM also is a director of SPAR BSMT. Accordingly, JKC and JDM are each a related party in respect of the Company. SGRP Holdings and JKC are parties to separate Loan Agreements with SPAR BSMT dated September 14, 2016, pursuant to which funds were loaned to SPAR BSMT for operating working capital and purchase of the NM Acquisition. SGRP Holdings loaned R$1,400,000 (approximately US$448,000) and JKC loaned R$453,673 (approximately US$145,175) to SPAR BSMT as required by the JV Agreement. JKC funded that loan in part through a loan of R$120,423 (approximately US$38,700) to JKC from SGRP Holdings pursuant to a Loan Agreement between them dated September 14, 2016.

EILLC is owned by Mr. Peter W. Brown, a citizen and resident of the USA ("PWB"). PWB is an officer and employee of the Company's affiliate, SIT, which is owned by SGRP's Chairman, Mr. Robert G. Brown, PWB was an official observer at the meetings of SGRP's Board for 2014 through December 2016, and PWB also is the nephew of Mr. Robert G. Brown. PWB also is a director of SPAR BSMT. Accordingly, PWB and EILLC are each a related party in respect of the Company. In consideration of PWB's efforts in finding and pursuing the NM Acquisition, the Company agreed to grant his company, EILLC, a 10% interest in SPAR BSMT and have SGRP Holdings take over and make the initial loans to SPAR BSMT that would otherwise have been required to have been made by EILLC (aggregating R$116,326 or approximately US$37,200). The Company also agreed to reimburse SIT for PWB's approved expenses. The Board has tentatively agreed with Mr. Brown to appoint (at the May meetings) Mr. Peter Brown to serve in Mr. Brown's place as a non-independent director effective upon Mr. Brown's actual retirement.

The NM Acquisition and associated related party transactions were reviewed and approved by the Audit Committee of SGRP's Board of Directors.

CORPORATE GOVERNANCE

Board Structure, Leadership and Risk Oversight

The Board of Directors of the Corporation (the "Board") is responsible for the overseeing the management, policies and direction of the Corporation and its subsidiaries (collectively, the Company"), both directly and through its committees (as described below), pursuant to the authority conferred by the Corporation's Restated By-Laws, charters and policies and by applicable law. The Board's responsibilities include (without limitation) the appointment and oversight of the Company's executive officers. The Board also is actively involved in the oversight of risks that could affect the Company, both directly and through its committees with respect to the most significant risks facing the Company (including material strategic, market or operational risks). Pursuant to their respective charters, the Board has established and delegated various oversight and other responsibilities to the Audit Committee (and its Special Subcommittee), the Compensation Committee, and the Governance Committee, as such committees are defined and more fully described below under the headings "Audit Committee and its Special Subcommittee", "Compensation Committee" and "Governance Committee".

The Board believes its leadership role for the Company is strengthened by having a majority of its members be independent directors, who meet regularly as an independent body and provide leadership through their industry experience and knowledge and the actions of the independent committees they chair, and by having its two largest stockholders and Chief Executive Officer as members of the Board. The Board also has established separate positions for the Chairman of the Board (the "Chairman"), which is a non-executive position, for the Lead Director of the Board (the "Lead Director"), and for SGRP's Chief Executive Officer (who also is its President), which the Board believes better enables the Chairman to focus his efforts on long term strategic development and planning for the Company, the Lead Director to provide Board leadership and facilitate meaningful communications between the Board and the Company's management, and the Chief Executive Officer to focus his time and energy on managing the Company's sales and operations. The Board believes this leadership structure has enhanced its ability to effectively carry out its responsibilities on behalf of the Corporation's stockholders as well as its oversight of the Company's management and overall corporate governance. Mr. Robert G. Brown is the Corporation's Chairman (as well as a co-founder, officer, and a significant stockholder), Mr. Arthur B. Drogue is the Corporation's Lead Director (as well as Chairman of the Governance Committee and Special Subcommittee of the Audit Committee), and Mr. Christiaan M. Olivier is the Company's Chief Executive Officer and President.

To assist the Board and its Committees in their respective oversight roles, the Company's Chief Executive Officer brings members of the Company's management from various business or administrative areas into meetings of the Board or applicable Committee from time to time to make presentations, answer questions and provide insight to the members, including insights into areas of potential risk. Each Committee endeavors to satisfy its responsibilities through: (i) its receipt and review of regular reports directly from officers responsible for oversight of particular risks within the Company, (ii) direct communications by the Committee or its Chairman with the Corporation's senior management, (iii) independent principal accountants (in the case of the Audit Committee) and counsel respecting such matters and related risks, (iv) its executive sessions, (v) its reports (generally through its Chairman) to the full Board respecting the Committee's considerations and (vi) if applicable, actions and recommendations regarding such matters and risks as deemed appropriate.

Risk oversight is conducted primarily through the Audit Committee, but also is conducted through the Compensation Committee or Governance Committee, as applicable. The Audit Committee is responsible for overseeing the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of the Company and regularly considers (among other things) financial, reporting, internal control, related party, legal and other issues and related risks and uncertainties material to the Company. The Compensation Committee is responsible for overseeing and regularly considers the performance and compensation of the executives, director compensation and the other compensation, equity incentive, related policies, and benefits of the Company. The Governance Committee is responsible for overseeing and regularly considers the finding, vetting and nomination of directors and committee members for the Board and senior Executives for SGRP, and the content and application of the 'Ethics Code, corporate documents and governance policies and practices.

The Audit Committee, its Special Committee, the Compensation Committee and the Governance Committee each consist solely of independent outside directors. Mr. R. Eric McCarthey is Chairman of the Audit Committee, Mr. Jack W. Partridge is Chairman of the Compensation Committee, and Mr. Arthur B. Drogue is Chairman of the Governance Committee as well as the Special Subcommittee of the Audit Committee.

Board Meetings

The Board meets regularly to receive and discuss operating and financial reports presented by management of SGRP and its advisors. During the year ended December 31, 2017, the Board held four regular meetings in person and one special meeting by telephone. Each incumbent Director is required to attend 75% of the board meetings. In 2017, all incumbent members attended at least 75% of the meetings.

Board Size

The current Board size has been fixed at seven directors. but will be reduced automatically to a fixed size of five directors as follows: Mr. Robert G. Brown has announced his intent to retire as a member of the Board and its Chairman and as an Officer of SGRP as at the end of the May Board meetings (currently scheduled to end on May 3, 2018) and will not stand as a nominee for reelection at the 2018 Annual Meeting, but Mr. Brown has not officially retired to date. Mr. Lorrence T. Kellar has announced his intent to retire as an independent director from the Board and as a member of its Audit, Compensation, Governance and Special Committees at the end of the May Board and Committee meetings (currently scheduled to end on May 3, 2018) and will not stand as a nominee for reelection at the 2018 Annual Meeting, but Mr. Kellar has not officially retired to date. No nominees are proposed for Mr. Brown's or Mr. Kellar's positions on the Board, their memberships on the Board will continue until they officially retire (and Mr. Kellar's memberships in the Board's Committees will continue until he officially retires), and thus there are only five nominees for election as directors at the 2018 Annual Meeting. The size of the Board and its Audit, Compensation, Governance and Special Committees will be automatically reduced to five and three, respectively, effective upon their actual retirement. The Board has tentatively agreed with Mr. Brown to appoint (at the May meetings) Mr. Peter Brown to serve in Mr. Brown's place as a non-independent director effective upon Mr. Brown's actual retirement (for information respecting Mr. Peter Brown, please see Transactions with Related Persons, Promoters and Certain Control Persons - - Domestic Related Party Services, below). The Board and its Governance Committee have been seeking a replacement independent director, have located potential candidates, have begun diligence respecting and discussions with them, and are seeking to identify an acceptable candidate who is willing to serve as an independent director on the Board and its Committees. Upon the Governance Committee's recommendation to the Board of an acceptable candidate to replace Mr. Kellar, the Board intends to increase the fixed size of the Board back to seven directors, to increase the fixed size of its Committees back to four directors, appoint those candidates to the Board, and appoint that independent director candidate to the Board’s Committees.

Board Committees

From time to time the Board may establish permanent standing committees and temporary special committees to assist the Board in carrying out its responsibilities. Currently, SGRP has three permanent standing committees; the Audit Committee, the Compensation Committee and the Governance Committee and one temporary Special Subcommittee of the Audit Committee as noted below. An audit committee is required by the Nasdaq Stock Market, Inc. ("Nasdaq"), the SEC, and applicable law. While SGRP is not similarly required to have either a compensation committee or governance committee, certain responsibilities assigned to these committees in their respective charters are required to be fulfilled by independent directors by Nasdaq Rules or SEC Rules. Each of the charters for those Committees requires that all of its members be independent directors.

The standing committees of the Board are the Audit Committee of the Board (the "Audit Committee"), the Compensation Committee of the Board (the "Compensation Committee"), the Governance Committee of the Board (the "Governance Committee"), and the special subcommittee of the Audit Committee (the "Special Subcommittee"), as provided in the Corporation's Restated By-Laws and their respective charters (See Limitation of Liability and Indemnification Matters below).

Each Committee size is currently fixed at four independent directors. but will be reduced automatically to a fixed size of three directors effective upon Mr. Kellar's actual retirement. Upon identifying an acceptable candidate who is willing to serve as an independent director on the Board and its Committees, the Board intends to increase the fixed size of each Committee back to four directors and appoint that candidate to the Board and each of its Committees.

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibilities respecting the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of the Company, the integrity of the Company's consolidated financial statements, the audits of the financial statements of the Company and the Company's compliance with legal and regulatory requirements and disclosure. The specific functions and responsibilities of the Audit Committee are set forth in the written Amended and Restated Charter of the Audit Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Audit Charter"), approved and recommended by the Audit Committee and Governance Committee and adopted by the Board on May 18, 2004. The Audit Committee also is given specific functions and responsibilities by and is subject to Nasdaq Rules, SEC Rules, the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), and other applicable law, which are reflected in the Audit Charter. You can obtain and review a current copy of the Audit Charter on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Audit Charter was amended and restated to reflect the evolution of the Audit Committee's expanding responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to all audit committees. The Audit Committee reviews and reassesses the Audit Charter annually and recommends any needed changes to the Board for approval. The Audit Committee's most recent review was in November of 2017, when it determined no changes were then needed in the Audit Charter.

The Audit Committee (among other things and as more fully provided in the Audit Charter):

(a)	Serves as an independent and objective party to monitor the Company's financial reporting process and internal accounting and disclosure control system and their adequacy and effectiveness;

(b)

Is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (hereinafter referred to as the "Company's Independent Accountants");

(c)	Resolves disagreements between the Company's senior management and the Company's Independent Accountants regarding financial reporting;

(d)	Communicates directly with the Company's Independent Accountants;

(e)	Reviews and appraises the audit efforts of the Company's Independent Accountants, including the plans for and scope of the audit, the audit procedures to be utilized and results of the audit;

(f)	Provides an open avenue of communication among the Company's Independent Accountants, the Company's financial and senior management and the Board;

(g)

Reviews and approves, in advance, all non-audit services to be performed by the Company's Independent Accountants, either individually or through policies and procedures for particular types of services to be performed within specified periods;

(h)	Reviews the performance, qualifications and independence of the Company's Independent Accountants;

(i)	Reviews the financial reports and other financial information provided by SGRP to any governmental body or the public;

(j)	Encourages continuous improvement of, and fosters adherence to, the Company's accounting controls, disclosure controls, risk management and similar policies, procedures and practices at all levels;

(k)	Reviews and approves the overall fairness of all material related-party transactions; and

(l)

May retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Audit Committee may otherwise determine as necessary to carry out its duties under its Charter and applicable law, the fees and expenses of all of which will be paid by the Corporation.

The Audit Committee currently consists of Messrs. McCarthey (its Chairman), Kellar, Partridge, and Drogue, each of whom has been determined by the Governance Committee and the Board to meet the independence requirements for Audit Committee members under Nasdaq Rules and SEC Rules. In connection with his re-nomination as a Director, the Governance Committee and the Board re-determined that Mr. McCarthey was qualified to be the "Audit Committee financial expert" as required by Nasdaq Rules, SEC Rules and other applicable law.

During the year ended December 31, 2017, the Audit Committee met four times in regular meetings in person and four times in special meetings by telephone. All incumbent members attended at least 75% of the meetings.

See the Report of the Audit Committee of the Board of Directors, below.

Compensation Committee

The Compensation Committee assists the Board in fulfilling its oversight responsibilities respecting the performance and compensation of the executives and the other compensation, equity incentive and related policies of the Company, through which the Company endeavors to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment while facilitating the business strategies and long-range plans of the Company. The specific functions and responsibilities of the Compensation Committee are set forth in the written Charter of the Compensation Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Compensation Charter"), approved and recommended by the Compensation Committee and Governance Committee and adopted by the Board on May 18, 2004. The Compensation Committee also is given specific functions and responsibilities by and is subject to Nasdaq Rules, SEC Rules, Sarbanes-Oxley and other applicable law. You can obtain and review a current copy of the Compensation Charter on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Compensation Charter was adopted to reflect the evolution of the Compensation Committee's informal responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to compensation committees. The Compensation Committee reviews and reassesses the Compensation Charter annually and recommends any needed changes to the Board for approval. The Compensation Committee's most recent review was in November of 2017, when it determined no changes were then needed in the Compensation Charter.

The Compensation Committee (among other things and as more fully provided in the Compensation Charter):

(a)

Oversees the existing and proposed compensation plans, policies and practices of the Company, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, all in order to (i) attract and retain quality directors, executives and employees, (ii) provide total compensation competitive with similar companies, (iii) reward and reinforce the attainment of the Company's performance objectives, and (iv) align the interests of SGRP's directors and the Company's executives and employees with those of SGRP's stockholders (the "Company's Compensation Objectives");

(b)	Reviews the Company's existing and proposed Compensation Objectives from time to time and recommends to the Board any necessary or desirable changes or additions to such objectives;

(c)	Reviews the performance of and establishes the compensation for the Company's senior executives;

(d)

Oversees the Company's stock option, stock purchase and other benefit plans and severance policies, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice; and

(e)

May retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Compensation Committee may otherwise determine as necessary to carry out its duties under its Charter and applicable law, the fees and expenses of all of which will be paid by the Corporation.

The Compensation Committee currently consists of Messrs. Partridge (its Chairman), Kellar, Drogue and McCarthey, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rules and SEC Rules.

During the year ended December 31, 2017, the Compensation Committee met four times in regular meetings in person and two times in special meetings by telephone. All incumbent members attended at least 75% of the meetings.

Governance Committee

The Governance Committee assists the Board in fulfilling its oversight responsibilities respecting the nomination of directors and committee members for the Board and the corporate documents and governance policies and practices of the Corporation. The specific functions and responsibilities of the Governance Committee are set forth in the written Charter of the Governance Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Governance Charter"), approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. The Governance Committee also is given specific functions and responsibilities by and is subject to the Nasdaq Rules, SEC Rules, Sarbanes-Oxley, and other applicable law, which are reflected in the Governance Charter. You can obtain and review a current copy of the Governance Charter on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Governance Charter was adopted to reflect the evolution of the Governance Committee's informal responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws, and other applicable law pertaining to governance committees. The Governance Committee reviews and reassesses the Governance Charter, Nomination Policy and Ethics Code (as such terms are defined below), as well as the By-Laws of the Corporation and the other Committee Charters, annually and recommends any needed changes to the Board for approval. The Governance Committee's most recent review was in November of 2017, when it determined no changes were then needed in the Governance Charter, Nomination Policy, Ethics Code, and the By-Laws of the Corporation and the other Committee Charters.

The Governance Committee (among other things and as more fully provided in the Governance Charter):

(a)

Oversees the identification, vetting and nomination of candidates for directors and senior Executives of SGRP and the selection of committee members, reviews their qualifications (including outside director independence) and recommends any proposed nominees to the Board;

(b)	Oversees SGRP's organizational documents and policies and practices on corporate governance and recommends any proposed changes to the Board for approval;

(c)

Oversees the 'Ethics Code and other internal policies and guidelines and monitors the Corporation's enforcement of them and incorporation of them into the Corporation's culture and business practices; and

(d)

May retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Governance Committee may otherwise determine as necessary to carry out its duties under its Charter and applicable law, the fees and expenses of all of which will be paid by the Corporation.

The Governance Committee currently consists of Messrs. Drogue (its Chairman), Kellar, Partridge and McCarthey, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rules and SEC Rules.

During the year ended December 31, 2017, the Governance Committee met four times in regular meetings in person, two times in special meetings in person, three times in special meetings by telephone and three times informally in executive session by telephone. All incumbent members attended at least 75% of the meetings.

Special Subcommittee

In addition, in order to (among other things) assist the Board and the Audit Committee in connection with an overall review of the Company's related party transactions and certain worker classification-related litigation matters, in April 2017 the Board formed a special subcommittee of the Audit Committee (the "Special Subcommittee") to (among other things) review the structure, documentation, fairness, conflicts, fidelity, appropriateness, and practices respecting each of the relationships and transactions discussed in the description of the Company's Transactions with Related Persons, Promoters and Certain Control Persons in this Proxy Statement and in Note 11 to the Company's Consolidated Financial Statements - Related Party Transactions , in the 2017 Annual Report (including those described in such description, below, and in such Note under Domestic Related Party Services ). The Special Subcommittee has commenced that review with the assistance of special auditors and counsel currently being retained by such Subcommittee. See also Item 1A - Risk Factors – Dependence Upon and Cost of Services Provided by Affiliates and Use of Independent Contractors, Potential Conflicts in Services Provided by Affiliates, and Risks Related to the Company's Significant Stockholders: Potential Voting Control and Conflicts, and Item 3 - Legal Proceedings, in the 2017 Annual Report.

The Special Subcommittee engaged Morrison Valuation & Forensic Services, LLC ("Morrison"), to perform a third-party financial evaluation of certain domestic related party relationships and transactions (principally with SAS and SBS of the Company, which included the review of certain financial records of the Company (but not those of its affiliates) and discussions with management of the Company. Their task included (among other things) the identification and mapping of and apparent purposes for and benefits from cash flows between the Company and its affiliates. Morrison identified a number of transactions between the parties, while not material, were inefficient, time consuming and of limited business value to the parties. They included expense reimbursement for indirect charges for supply purchases, corporate vendor service cost and use of corporate credit cards in the payment of vendor services. These inefficiencies have been and will continue to be addressed by the Company. The Special Subcommittee also engaged Holland & Knight to provide legal advice on related party issues, and Paul Hastings to provide legal advice on independent contractor classification issues, including the SBS Clothier Case (see Note 7 to the Company's Consolidated Financial Statements, Commitments and Contingencies - Legal Matters - SBS Clothier Litigation, in the 2017 Annual Report), and their advice is ongoing.

The Special Subcommittee currently consists of Messrs. Drogue (its Chairman), Kellar, McCarthey, and Partridge, each of whom has been determined by the Governance Committee and the Board to meet the independence requirements for Audit Committee members under Nasdaq Rules and SEC Rules.

During the year ended December 31, 2017, the Special Subcommittee met two times in person, three times in special meetings by telephone and two times informally in executive session by telephone. All incumbent members attended at least 75% of the meetings.

The Company is currently unable to predict the remaining duration and final results of this review by the Special Subcommittee.

Director Nominations: Experience, Integrity, Diversity and other Criteria

The Governance Committee oversees the identification, vetting and nomination of candidates for directors and the selection of committee members, the review of their qualifications (including outside director independence), and recommends any proposed nominees to the Board in accordance with the Governance Charter and with the SPAR Group, Inc. Statement of Policy Regarding Director Qualifications and Nominations dated as of May 18, 2004 (the "Nomination Policy"), as approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. You can obtain and review a current copy of this policy on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

The Nomination Policy, applicable law and exchange rules require that a majority of the directors of the Board and all members of the Audit Committee (and its Special Subcommittee), Compensation Committee and Governance Committee satisfy the independence requirements applicable to Audit Committee members under the applicable Nasdaq Rules and SEC Rules. Each of the Audit Charter, Compensation Charter and Governance Charter also contain the same requirements that all of their respective members satisfy such independence requirements.

The Nomination Policy identifies numerous characteristics believed important by the Board for any nominee for director and provides that each nominee for director should possess as many of them as practicable. These desirable characteristics include (among other things) the highest professional and personal ethics and integrity, sufficient time and attention to devote to Board and Committee duties and responsibilities, strong relevant business and industry knowledge and contacts, and business and financial sophistication, common sense and wisdom, the contribution to the diversity of perspectives in the Board and its Committees, and the ability to make informed judgments on a wide range of issues, the ability and willingness to exercise and express independent judgments, and the apparent ability and willingness to meet or exceed the Board's performance expectations. The Nomination Policy specifically recognizes the desirability of ethnic, racial, gender and geographic diversity for the Board but does not specify any metrics for evaluating potential candidates in that regard. However, the Governance Committee takes all relevant factors (including such diversity) into account when identifying and evaluating candidates for Board membership.

Performance expectations for each director have also been established by the Board in the Nomination Policy, including (among other things) the director's regular preparation for, attendance at and participation in all meetings (including appropriate questioning), support and advice to management in his areas of expertise, maintenance of focus on the Board's agenda, understanding the business, finances, plans and strategies of Company, professional and collegial interaction, acting in the best interests of the Company and the stockholders, and compliance with the Company's Ethics Code.

Candidates for vacant positions on the Board may be suggested to the Governance Committee from time to time by its members or by officers or other directors of the Corporation. The Governance Committee generally will consider recommending the re-nomination of incumbent directors in accordance with the Nomination Policy, provided that they continue to satisfy the applicable personal characteristic criteria and performance expectations. The Nomination Policy reflects the Board's belief that qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of SGRP, and that the value of these benefits may outweigh many other factors. However, the Governance Committee is not required to recommend to the Board the nomination of any eligible incumbent director for re-election. (See Stockholder Communications - Submission of Stockholder Proposals and Director Nominations, below).

In considering the potential director nominee slate (including incumbent directors) to recommend to the Board, the Nomination Policy directs the Governance Committee to take into account: (i) the benefits of incumbency, as noted above; (ii) any perceived needs of Board, any Committee or the Company at the time for business contacts, skills or experience or other particular desirable personal characteristics; (iii) the collegiality of Board members; (iv) the need for independent directors or financial experts under that Policy or applicable law for the Board or its Committees; (v) any other requirements of applicable law or exchange rules; and (vi) the desirability of ethnic, racial, gender and geographic diversity. The Governance Committee will consider proposed nominees from any source, including those properly submitted by stockholders (See Stockholder Communications - Submission of Stockholder Proposals and Director Nominations, below).

Each potential nominee for director is required to complete and submit an officers' and directors' questionnaire as part of the process for making director nominations and preparation of SGRP's 2017 Annual Report and this Proxy Statement. With new nominees, the process also includes interviews and background checks.

The five nominees for director were reviewed, approved and recommended by the Governance Committee and nominated by the Board. All five nominees are incumbents, although this is the first year that Mr. Olivier is a nominee at an annual stockholder's meeting. Based on their respective officers' and directors' questionnaires, the Governance Committee and Board each determined that Mr. Jack W. Partridge, Mr. Arthur B. Drogue, and Mr. R. Eric McCarthey are independent directors under Nasdaq Rules and SEC Rules, as required by the Nominations Policy and the committee charters, and that Mr. R. Eric McCarthey is an "audit committee financial expert" under SEC Rules, as required by such rules and the Audit Charter.

Ethics Codes

SGRP has adopted codes of ethical conduct applicable to all of its directors, officers and employees, as approved and recommended by the Governance Committee and Audit Committee and adopted by the Board, in accordance with Nasdaq Rules and SEC Rules. These codes of conduct (collectively, the "Ethics Code") consist of: (1) the SPAR Group Code of Ethical Conduct for its Directors, Executives, Officers, Employees, Consultants and other Representatives Amended and Restated (as of) March 15, 2018 (the "Restated Ethical Code"); and (2) Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information, as amended and restated on May 1, 2004, and as further amended through March 10, 2011. Both Committees were involved because general authority over the Ethics Codes shifted from the Audit Committee to the Governance Committee with the adoption of the committee charters on May 18, 2004. However, the Audit Committee retained the express duty to review and approve the overall fairness of all material related-party transactions. You can obtain and review current copies of such code and policy on the Company's web site (www.sparinc.com), which are posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

Limitation of Liability and Indemnification Matters

The Corporation's Certificate of Incorporation, as amended, eliminates the liability of all directors to the Corporation and its stockholders for monetary damages for breaches of their fiduciary duties as directors to the maximum extent such liability can be eliminated or limited under the Delaware General Corporation Law, as amended (the "DGCL"), which applies to the Corporation as a Delaware corporation. The DGCL permits a certificate of incorporation to include a provision eliminating such personal liability of its directors, and such elimination is effective under the DGCL, except that such liability currently may not be eliminated or limited under the DGCL (i) for any breach of their duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

The Corporation's Restated By-Laws (as hereinafter defined) provide that the Corporation must indemnify each of its current and former directors, executive officers and other designated persons (including those serving its affiliates in such capacities at the Corporation's request), and may in the Board's discretion indemnify the other current and former officers, employees and other agents of the Company, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding to the fullest extent permitted by DGCL. The Restated By-Laws also provide that the Corporation must advance the expenses (including attorneys' fees) actually and reasonably incurred by any such person in defending any such action, suit or proceeding, subject to such person's agreement to the extent required by the DGCL under the circumstances to reimburse the Corporation if such person is not entitled to indemnification. The Restated By-Laws and these mandatory indemnification provisions were approved and recommended by the Governance Committee and adopted by the Board of Directors of the Corporation in order to conform to the current practices of most public companies and to attract and maintain quality candidates for its directors and management, and are included in the Amended and Restated By-Laws of SPAR Group, Inc., as adopted on May 18, 2004, and as amended through March 15, 2018 (the "Restated By-Laws"). A current copy of the Restated By-Laws is posted and available to stockholders and the public on the Corporation's web site (www.sparinc.com).

Section 145 of the DGCL provides that the Corporation (as a Delaware corporation) has the power to indemnify under various circumstances anyone who is or was serving as a director, officer, employee or agent of the Corporation or (at its request) another corporation, partnership, joint venture, trust or other enterprise, which includes indemnification against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), but only if (i) such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, (ii) in the case of any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful, and (iii) in the case of any suit by or in the right of the Corporation in which the person is adjudged to be liable to the Corporation, the applicable court determines such person is nevertheless fairly and reasonably entitled to such indemnification under the circumstances. Section 145 of the DGCL also permits the Corporation to pay or advance the expenses (including attorneys' fees) actually and reasonably incurred by any such person in defending any such action, suit or proceeding, and requires that the Corporation indemnify such person for such unpaid expenses upon a successful defense of such action, suit or proceeding.

The Company maintains director and officer liability insurance that (subject to deductibles, maximums and exceptions) covers most liabilities arising out of the acts or omissions of any officer, director, employee or other covered person, both for the benefit of the Company and the direct benefit of its directors and officers, regardless of whether the Restated By-Laws or DGCL Section 145 would permit indemnification of the matters covered by such insurance. The Restated By-Laws and DGCL Section 145 expressly permit the Corporation to secure such insurance and expressly provide that their respective indemnification provisions are not exclusive of any other rights to which the indemnified party may be entitled, including such insurance.

At present, there is no pending action, suit or proceeding involving any director, officer, employee or agent of the Company in which indemnification will be required or permitted. The Company is not aware of any pending or threatened action, suit or proceeding that may result in a claim for such indemnification.

EXECUTIVE COMPENSATION, DIRECTORS AND OTHER INFORMATION

Stock Based Compensation Plans

The Company believes that it is desirable to align the interests of its directors, executives, employees and consultants with those of its stockholders through their ownership of shares of Common Stock issued by SGRP ("SGRP Shares"). Although the Company does not require its directors, executives, employees or consultants to own SGRP Shares, the Company believes that it can help achieve this objective (i) by providing long term equity incentives through the issuance to its eligible directors, executives, employees or consultants of options to purchase SGRP Shares and other stock-based awards, which it believes it has done pursuant to the 2008 Plan (as defined below), and will continue to do pursuant to the 2018 Plan (as defined below), if approved by SGRP's stockholders, and (ii) by facilitating the purchase of SGRP Shares at a modest discount by all of its eligible executives, employees and consultants who elect to participate in its Employee or Consultant Stock Purchase Plans (as defined below). In particular, the Company believes that granting stock-based awards (including restricted stock and options to purchase SGRP Shares) to such directors, executives, employees and consultants encourages growth in their ownership of SGRP Shares, which in turn leads to the expansion of their stake in the long-term performance and success of the Company.

SGRP has granted stock option and restricted stock awards to the Company's eligible directors, officers and employees and consultants providing services to the Company to purchase SGRP Shares pursuant to the 2008 Stock Compensation Plan (as amended, the "2008 Plan"). SGRP's stockholders approved and adopted the 2008 Plan in May 2008, as the successor to various predecessor stock option plans (each a "Prior Plan") with respect to all new awards issued, and an amendment to the 2008 Plan in May 2009, permitting the discretionary repricing of existing awards. SGRP also has granted stock options that continue to be outstanding under the Prior Plans. Each Prior Plan will continue to be active for the purposes of any remaining outstanding options and other awards issued under it for so long as such options are outstanding.

SGRP has adopted and proposed the ratification and approval by its stockholders of its 2018 Stock Compensation Plan (the "2018 Plan"), which is substantially similar to the 2008 Plan except for its one year initial term and resetting the maximum award shares available to 600,000 under the 2018 Plan, and upon approval provides (like the 2008 Plan) for the granting of restricted SGRP Shares, stock options to purchase SGRP Shares (either incentive or nonqualified), and restricted stock units, stock appreciation rights and other awards based on SGRP Shares ("Awards") to SGRP Directors and the Company's specified executives, employees and consultants providing services to the Company (See Proposal 5 – Ratification and Approval of the Adoption of The 2018 Stock Compensation Plan -- Summary of the 2018 Stock Compensation Plan, above).

The 2008 Plan terminates upon the adoption of the 2018 Plan (but not later than May 28, 2018), and thereafter no further Awards may be made under the 2008 Plan. Awards granted prior to the end the term of the 2008 Plan shall continue to be governed by the 2008 Plan (which 2008 Plan shall continue in full force and effect for that purpose).

The 2018 Plan (upon approval) will have an initial term that ends on May 31, 2019, and no Award may be granted thereafter under this Plan, unless an extension or elimination of such initial term Plan is approved by stockholders of the Corporation if and as required pursuant to the 2018 Plan and Applicable Law. In any event, no Award may be granted under the 2018 Plan on or after the tenth (10th) anniversary of the Effective Date of the 2018 Plan unless an extension of the term of the 2018 Plan is approved by stockholders of the Corporation if and as required pursuant to the 2018 Plan and Applicable Law. Awards granted prior to the end the term of the 2018 Plan shall continue to be governed by the 2018 Plan (which 2018 Plan shall continue in full force and effect for that purpose).

Stock options granted under the 2008 Plan or the 2018 Plan (if approved) have a maximum term of ten years, except in the case of incentive stock options granted to employee's who are greater than 10% stockholders (whose terms are limited to a maximum of five years), and SGRP has generally issued options having those maximum terms.

The 2018 Plan (upon approval) will reset and limit the maximum number of shares of Common Stock that may be issued pursuant to Awards made under (and as defined in) the 2008 Plan to 600,000 shares (the "2018 Plan Maximum"), subject to adjustment as provided in the 2008 Plan (see below). 340,000 shares remained available for Awards under (and as defined in) the 2008 Plan as of April 10, 2018, and none of those 340,000 shares are included in or will increase the 2018 Plan Maximum (i.e., no carryover from the 2008 Plan). None of those 340,000 shares will be issued under the 2008 Plan upon and following the stockholder approval of the 2018 Plan (when the ability to issue new awards and the availability of those 340,000 shares for new awards under 2008 Plan will end). Any reduction in such 340,000 share availability through any new issuances of Awards (as defined therein) under the 2008 Plan after April 10, 2018, will reduce such 600,000 share initial availability under the 2018 Plan by the same number of shares (if any). The 2018 Plan limits the number of shares of Common Stock that may be issued pursuant to Awards made on a particular grant date under the 2018 Plan (the "2018 Plan Availability") to the remainder of (a) the 2018 Plan Maximum minus (b) the sum at such time of the number of shares of Common Stock covered by all outstanding Awards issued under the 2018 Plan. In the event new Awards or prior awards become expired, cancelled, voided or the like, the number of shares of Common Stock covered by them are added back to the 2018 Plan Availability. (See Proposal 5 – Ratification and Approval of the Adoption of The 2018 Stock Compensation Plan -- Summary of the 2018 Stock Compensation Plan, above).

The 2008 Plan (as amended in 2009) gives, and the 2018 Plan will give, SGRP's Compensation Committee authority to adjust the 2018 Plan Maximum and 2018 Plan Availability upon the occurrence of certain changes in the Corporation's capitalization or structure, and the full authority and complete flexibility from time to time to designate and modify (in its discretion) one or more of the outstanding Awards (including their exercise and base prices and other components and terms) to (among other things) restore their intended values and incentives to their holders. However, the exercise price, base value or similar component (if equal to SGRP's full stock price at issuance) of any Award cannot be lowered to an amount that is less than the Fair Market Value (as defined in the 2008 Plan) on the date of the applicable modification, and no modification can adversely affect an awardee's rights or obligations under an award without the awardee's consent. No further consent of SGRP's stockholders is required for any repricing or other modification of any outstanding or other award under the 2008 Plan, including those previously issued under the Prior Plans. To date, Awards have only been repriced once (in 2009) pursuant to this authority. The 2018 Plan (if approved) will contain the same authority for any repricing or other modification of any outstanding or other award.

Restricted stock, stock options and other stock-based awards may be issued under the 2018 Plan (if approved), and may have been issued under the 2008 Plan, from time to time by SGRP in its discretion to the Company's executives and other employees and generally are included in the annual incentive plans of SGRP's executives. Each year the Compensation Committee establishes (with recommendations from management) a budget for the maximum number of SGRP Shares that may be awarded in the applicable year (although Awards to new employees may not be covered by such budget in the Committee's discretion). The Company's management may present recommendations for such awards to the Compensation Committee at any of its regular quarterly meetings, although recently most recommendations have been made at the August meeting other than those for new employees. The Chairman of the Board or the Compensation Committee may make those recommendations respecting the Company's Chief Executive Officer, and the Chief Executive Officer makes those recommendations respecting the Company's other executive and senior officers, as well as for any new officer or employee, and each of those executive officers in turn are allocated potential award shares for their departments and make recommendations respecting those under their supervision (subject to review and approval by the Chief Executive Officer). In recommending to the Compensation Committee the actual number of restricted stock, stock options (and options shares covered) or other stock-based Award to be granted to each individual, the person making the recommendation makes an assessment of the individual's contribution to these or decrease in the participant's abilities, responsibilities and performance of his or her duties. The Compensation Committee will review and discuss managements' recommendations at its meeting and determines whether and to what extent to approve and grant the proposed restricted stock, stock options (and options shares covered) or other stock-based Awards to executives, employees and consultants of the Company and its consultants pursuant to the 2018 Plan (if approved by stockholders) and did so pursuant to the 2008 Plan.

The stock option Awards issued under the 2008 Plan were typically "nonqualified" (as a tax matter), had a ten (10) year maximum life (term) and vest during the first four years following issuance at the rate of 25% on each anniversary date of their issuance so long as the holder continues to be employed by the Company, and will likely be the same under the 2018 Plan (if approved), but "nonqualified" Awards have must generally have at least a three vesting period (other than for independent directors). Stock-based compensation cost is measured on the grant date, based on the fair value of the stock options Award calculated at that date, and is recognized as compensation expense on a straight-line basis over the requisite service period, which generally is the options' vesting period. Fair value is calculated using the Black-Scholes option pricing model.

The Restricted Stock Awards issued under the 2008 Plan vest during the first four years following issuance at the rate of 25% on each anniversary date of their issuance so long as the holder continues to be employed by the Company, and will likely be the same under the 2018 Plan (if approved), but "nonqualified" Awards have must generally have at least a three vesting period (other than for independent directors). Restricted Stock is measured at fair value on the date of the grant, based on the number of shares granted and the quoted price of the Company's common stock. The shares of stock are issued and value is recognized as compensation ratably over the requisite period which generally is the Award's vesting period.

Following are the specific valuation assumptions used for options granted in 2017:

Expected volatility	45.0%
Expected dividend yields	0.0%
Expected term	5 years
Risk free interest rate	1,83%
Expected forfeiture rate	5.0%

Stock option Award activity for the years ended December 31, 2017 and 2016 is summarized below:

			Weighted-
		Weighted-	Average	Aggregate
		Average	Remaining	Intrinsic
	Covered	Exercise	Contractual	Value
Option Awards	Shares	Price	Term (Years)	(thousands)
Outstanding at January 1, 2016	2,839,784	$1.04	5.17	$753
Granted	635,000	0.97	–	–
Exercised/cancelled	54,497	–	–	–
Forfeited or expired	309,235	–	–	–
Outstanding at December 31, 2016	3,111,052	$0.98	4.74	$678
Granted	943,000	1.05	–	–
Exercised/cancelled	110,187	0.87	–	–
Forfeited or expired	592,288	–	–	–
Outstanding at December 31, 2017	3,351,577	$0.96	5.17	$1,221
Exercisable at December 31, 2017	2,234,327	$0.92	3.05	$1,000

The weighted-average grant-date fair value of stock option Awards granted during the year ended December 31, 2017 was $0.47. The total intrinsic value of stock option Awards exercised during the year ended December 31, 2017 and 2016 was $16,000 and $33,000, respectively.

The Company recognized $187,000 and $279,000 in stock-based compensation expense relating to stock option Awards during the years ended December 31, 2017 and 2016, respectively. The recognized tax benefit on stock based compensation expense related to stock options during the years ended December 31, 2017 and 2016, was approximately $71,000 and $106,000, respectively.

As of December 31, 2017, total unrecognized stock-based compensation expense related to stock options was $472,000. This expense is expected to be recognized over a weighted average period of approximately 3.0 years, and will be adjusted for changes in estimated forfeitures.

Restricted Stock

The restricted stock Awards previously issued under the 2008 Plan vested during the first four years following issuance at the rate of 25% on each anniversary date of their issuance so long as the holder continues to be employed by the Company. Restricted stock granted under the 2008 Plan is measured at fair value on the date of the grant, based on the number of shares granted and the quoted price of the Company's common stock. The shares of stock are issued and value is recognized as compensation expense ratably over the requisite service period which generally is the Award's vesting period. In 2017, the Company did not issue restricted stock Awards to its employees or Directors.

The following table summarizes the activity for restricted stock Awards during the years ended December 31, 2017 and 2016:

		Weighted-
		Average
		Grant Date
		Fair Value
	Shares	per Share
Unvested at January 1, 2016	183,450	$1.39
Granted	25,000	0.92
Vested	(33,875)	1.46
Forfeited	(42,575)	1.30
Unvested at December 31, 2016	132,000	1.32
Granted	–	–
Vested	(22,800)	1.53
Forfeited	(40,800)	1.08
Unvested at December 31, 2017	68,400	$1.38

During the years ended December 31, 2017 and 2016, the Company recognized approximately $38,000 and $50,000, respectively, of stock-based compensation expense related to restricted stock. The recognized tax benefit on stock based compensation expense related to restricted stock during the years ended December 31, 2017 and 2016 was approximately $14,000 and $19,000, respectively.

During the years ended December 31, 2017 and 2016, the total fair value of restricted stock vested was $24,000 and $34,000, respectively.

As of December 31, 2017, total unrecognized stock-based compensation expense related to unvested restricted stock Awards was $16,000, which is expected to be expensed over a weighted-average period of 1 year.

Stock Purchase Plans

In 2001, SGRP adopted its 2001 Employee Stock Purchase Plan (the "ESP Plan"), which replaced its earlier existing plan, and its 2001 Consultant Stock Purchase Plan (the "CSP Plan"). These plans were each effective as of June 1, 2001. The ESP Plan allows employees of the Company, and the CSP Plan allows employees of the affiliates of the Company to purchase SGRP's Common Stock from SGRP without having to pay any brokerage commissions. On August 8, 2002, SGRP's Board approved a 15% discount for employee purchases of Common Stock under the ESP Plan and recommended that its affiliates pay 15% of the value of the stock purchased as a cash bonus for affiliate consultant purchases of Common Stock under the CSP Plan.

Potential Severance Payments upon a Change-In-Control and Termination

In order to retain and motivate certain highly qualified executives in the event of a "Change-in-Control", the Corporation entered into a separate Amended and Restated Change in Control Severance Agreement in substantially the same form (each a "CICSA") in December 2018 with each of William H. Bartels, its Vice Chairman, James R. Segreto, its Chief Financial Officer, Secretary and Treasurer, and Kori G. Belzer, its Chief Operating Officer, and in August 2016 with Christiaan M. Olivier, its Chief Executive Officer and President, that are currently in effect. Each CICSA provides that the applicable executive will receive a lump sum severance payment if both (1) a "Change in Control" occurs (which includes certain changes in ownership as well as the hiring of a new Chairman or Chief Executive Officer who was not an executive on the date of the CICSA), and (2) within the "Protected Period" the executive either resigns for "Good Reason" (such as an adverse change in duties or compensation) or is terminated other than in a "Termination For Cause" (as such terms are defined in the applicable CICSA). The Protected Period is equal to the greater of 36 months from the date of the CICSA or 24 months from the then most recent Change in Control (which could begin after the end of such 36 month period). The payment is equal to the sum of (i) the employee's monthly salary times the number of remaining months in the Protected Period following such resignation or termination, plus (ii) the maximum bonus if any that would have been paid to such employee for any bonus plan then in effect (not to exceed 25% of the employee's annual salary). Mr. Brown is not a party to a CICSA. The then existing CICSAs were amended and restated in December 2018. In addition, Mr. Olivier and the Company also are parties to an Executive Officer Severance Agreement ("EOSA") dated as of August 23, 2016, which provides for the payment of approximately 6 months of his salary if, during the two year Protected Period following the date of his EOSA, the executive either resigns for "Good Reason" (such as an adverse change in duties or compensation) or is terminated other than in a "Termination For Cause", as such terms are defined in his EOSA.

Certain Tax Issues - Internal Revenue Code Section 162(m)

Under Section 162(m) of the Internal Revenue Code (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to consider the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company when making compensation decisions, but the Compensation Committee may approve payment of compensation that is nondeductible if it believes it to be in the best interests of SGRP and its stockholders.

EXECUTIVE COMPENSATION, EQUITY AWARDS AND OPTIONS

Executive and Officer Compensation

The following table sets forth all compensation for services rendered to the Company in all capacities for the years ended December 31, 2017 and 2016, except for amounts paid to or by SAS, SBS and SIT (See - Transactions with Related Persons, Promoters and Certain Control Persons , above), by (i) the Corporation's current Chief Executive Officer, and former Chief Executive Officer, and (ii) each of the other persons named below, which include the two most highly compensated Executives or other Officers of the Company (each a "Named Executive or Officer", and collectively, the "Named Executives and Officers"). "Named Executive Officers" shall mean Christiaan M. Olivier, the Corporation's Chief Executive Officer, James R. Segreto, the Corporation's Chief Financial Officer, Kori G. Belzer, the Corporation's Chief Operating Officer, Gerard Marrone, the Corporation's Chief Revenue Officer, and Steven J. Adolph, the Corporation's President International and the term does not include any of the other persons listed below in the Summary Compensation Table. The Company does not have any Non-Equity Incentive Compensation Plans other than as part of its individual Incentive Bonus Plans, any pension plans or any non-qualified deferred compensation plans, and accordingly those columns have been omitted.

Summary Compensation Table

Name and Principal Positions	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)	Option Awards ($)(1)	All Other Compensation ($) (2)		Total ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)

Christiaan M. Olivier (4)	2017	87,500		–	–	–	6,516		94,016
Chief Executive Officer, President and Director

R. Scott Popaditch (5)	2017	216,667		–	–	–	28,943		245,610
Chief Executive Officer, President and Director	2016	75,832		–	2,218	15,663	5,643		99,356

Jill M. Blanchard (6)
Chief Executive Officer, President and Director	2016	290,846		–	–	–	48,342		339,188

Robert G. Brown	2017	100,000		–	–	–	65,990	(3)	165,990
Chairman (Non-Executive) and Director	2016	100,000	(3)	–	–	–	63,832	(3)	163,832

William H. Bartels	2017	150,000		–	–	–	17,115		167,117
Vice Chairman and Director	2016	150,000		–	–	–	16,495		166,495

James R. Segreto	2017	196,250		25,000	1,458		18,982		241,690
Chief Financial Officer, Treasurer and Secretary	2016	186,430		–	1,955	1,004	17,430		206,819

Kori G. Belzer	2017	215,000		25,000	1,458		6,380		247,838
Chief Operating Officer	2016	216,430		–	1,955	1,004	6,945		226,334

Steven J. Adolph	2017	200,000		20,000	–	–	2,520		222,520
President International	2016	100,769		–	–	–	–		100,769

Gerard Marrone	2017	145,833		–	–	–	22,917		168,750
Chief Revenue Officer

(1)

These are not amounts actually paid to or received by the Named Executive or Officer. These are "compensation expenses" for restricted stock or stock option awards recognized by the Corporation under generally accepted accounting principles computed in accordance with ASC-718-10.

(2)

"Other Compensation" represents amounts paid for car allowances, 401(k) matching contributions, and medical, life and long term disability insurance premiums. Additional elements of "Other Compensation", if any, are noted separately below.

(3)

Effective January 1, 2014, the Compensation Committee approved retirement payments to Mr. Brown of $100,000 per year through 2018 plus the annual cash compensation paid to independent and non-employee directors ($53,750 in 2017 and $50,000 in 2016). Mr. Brown's fees for being a non-employee director are included in "All Other Compensation".

(4)	Christiaan M. Olivier was hired August 23, 2016.
(5)	R. Scott Popaditch resigned from the Corporation on May 15, 2017.
(6)	Jill Blanchard resigned from the Corporation on August 23, 2016.

All Other Compensation

The Corporation also provides a 401(k) plan, healthcare plan and certain other benefits to all of the Company's employees (including its executives). The Company does not provide any perquisites or other benefits to its Named Executives and Officers other than as described above. The only retirement plan the Company maintains in the United States is its 401(k) Profit Sharing Plan, which is available to all of its eligible employees (See Pension Benefits, below).

Pension Benefits

The Company does not currently have a pension or retirement plan available to its executives or other employees other than its 401(k) Profit Sharing Plan, which is a tax-qualified defined contribution plan. The plan has both pre-tax and Roth features, has numerous investment options, generally permits eligible executives and other employees to participate after their first 30 days of employment, is subject to the contribution limits imposed by applicable law, and generally permits withdrawals from time to time in accordance with the plan and applicable law. Although it is not required to match any contribution, the Company has from time to time made a voluntary fractional match of all contributions. In 2017, the Company contributed a total of $50,000 to that plan, which was shared by its 197 participants in proportion to their respective contributions. In 2016, the Company contributed a total of $75,000 to that plan, which was shared by its 199 participants in proportion to their respective contributions. The Company believes that such plan is an important part of its compensation structure, although the Company currently has no unfunded liabilities or other material obligations under such plan.

Non-Qualified Deferred Compensation

The Company does not currently have any non-qualified deferred compensation plans available to its executives or other employees, and accordingly this table has been omitted.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options, unvested stock options, restricted stock awards and certain related information for each Named Officer outstanding as of December 31, 2017.

		Stock Option Awards					Restricted Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable at 12/31/17 (#)	Number of Securities Underlying Unexercised Options Not Exercisable at 12/31/17 (#)		Option Exercise Price ($)	Option Expiration Date	Number of shares of stock that have not vested at 12/31/17 (#)	Market value of shares of stock that have not vested at 12/31/17 ($)
Christiaan Olivier	09/05/17	–	500,000	(2)	$1.08	09/05/27	–	–

James Segreto	08/06/09	120,500	–		$0.40	08/06/19
	08/05/10	30,000	–		$1.00	08/05/20
	08/04/11	30,000	–		$1.23	08/04/21
	08/01/12	30,000	–		$1.09	08/01/22
	08/06/13	35,000	–		$2.14	08/06/23
	08/07/14	–	–				1,375	$1,691
	08/13/15	–	–				6,250	$7,688
	08/11/16	6,250	18,750	(1)	$0.92	08/11/26
	08/09/17	–	25,000	(2)	$1.05	08/09/27

Kori Belzer	08/06/09	257,140	–		$0.40	08/06/19
	08/05/10	35,000	–		$1.00	08/05/20
	08/04/11	35,000	–		$1.23	08/04/21
	08/01/12	35,000	–		$1.09	08/01/22
	08/06/13	35,000	–		$2.14	08/06/23
	08/07/14	–	–				1,375	$1,691
	08/13/15	–	–				6,250	$7,688
	08/11/16	6,250	18,750	(1)	$0.92	08/11/26
	05/07/17	–	25,000	(2)	$0.90	05/17/27

Gerard Marrone	01/09/17	–	100,000	(2)	$1.00	01/09/27

Steven Adolph	06/20/16	25,000	75,000	(1)	$0.99	06/20/26
	08/09/17	–	25,000	(2)	$1.05	08/09/27

(1)	Amounts vest one third in each of 2018, 2019 and 2020.
(2)	Amounts vest one fourth in each of 2018, 2019, 2020 and 2021.

Compensation of Directors

The following table sets forth all compensation costs of the Corporation for services rendered to it by its directors (other than any Named Officer), and certain other amounts that may have been received by or allocated to them, for the year ended December 31, 2017. The Corporation has not given restricted stock awards to its directors and does not have pension plans or non-qualified deferred compensation plans for its directors, so those columns have been omitted.

Name	Year	Fees Earned or Paid in Cash ($) (1)	Restricted Stock Awards (expense) ($) (2)	All Other Compensa- tion ($)	Total ($)

Jack W. Partridge	2017	60,625	910	-	61,535
Lorrence T. Kellar	2017	53,750	910	-	54,660
Arthur B. Drogue	2017	68,125	910	-	69,035
R. Eric McCarthey	2017	63,125	1,000	-	64,125

(1)	Individual elements of Directors Compensation are noted below.

(2)

These are not amounts actually paid to or received by the named director. These are "compensation expenses" for restricted stock or stock option awards recognized by the Corporation under generally accepted accounting principles computed in accordance with ASC-718-10.

Discussion of Directors' Compensation

The Compensation Committee administers the compensation of directors pursuant to SGRP's Director Compensation Plan for its outside Directors, as approved and amended by the Committee from time to time (the "Directors Compensation Plan"), as well as the compensation for SGRP's executives. The Directors Compensation Plan was modified in the March 16, 2017, quarterly meeting of the Compensation Committee, effective April 1, 2017.

Under the Directors Compensation Plan in effect through March 31, 2017 (including 2016): each member of SGRP's Board who is not otherwise an employee, Executive or Officer of SGRP or any subsidiary or affiliate of SGRP (each an "Independent Director"), or who (although not an Independent Director) is not otherwise an employee or Executive of SGRP or any subsidiary of SGRP (each a "Non-Employee Director"), was entitled to receive director's fees of $50,000 per annum; and each applicable Independent Director was entitled to receive for chairing the applicable committee an additional $7,500 per annum fee in the case of the Audit Committee Chairman, an additional $5,000 per annum fee in the case of the Compensation Committee Chairman, and an additional $5,000 per annum fee in the case of the Governance Committee Chairman; in each case payable quarterly in cash.

Under the Directors Compensation Plan taking effect for all periods on and after April 1, 2017: each Independent Director and Non-Employee Director" is entitled to receive director's fees of $55,000 per annum; each applicable Independent Director is entitled to receive for chairing the applicable committee an additional $10,000 per annum fee in the case of the Audit Committee Chairman and an additional $7,500 per annum fee in the case of the Compensation Committee Chairman and Governance Committee Chairman; and the Independent Director serving as Lead Director is entitled to receive an additional $10,000 per annum; in each case payable quarterly in cash.

In March of 2014, the Compensation Committee determined to begin using restricted stock Awards rather than stock options as the primary form for new Awards to Independent Directors under the 2018 Plan, as the Compensation Committee believed such Awards would (on balance) be more favorable to the recipients, less costly to the Corporation and less dilutive to the Corporation's stockholders. They recommended that grants of restricted stock Awards covering four SGRP Shares be substituted for each ten SGRP Shares that would have been covered by corresponding stock option Awards if utilized.

In addition to their cash compensation, in the past each Independent Director received options to purchase 10,000 SGRP Shares upon acceptance of the directorship, options to purchase 10,000 additional SGRP Shares after one year of service, and options to purchase 10,000 additional SGRP Shares for each additional year of service thereafter (typically granted by the Corporation at the regularly scheduled board meeting which coincided with the Annual Meeting). All such options have an exercise price equal to 100% of the fair market value of a SGRP Share at the date of grant and vest 100% on the first anniversary of the Award's grant date. When restricted stock awards are used, each Independent Director would receive 4,000 restricted SGRP Shares upon acceptance of the directorship, 4,000 additional SGRP Shares after one year of service, and 4,000 additional restricted SGRP Shares for each additional year of service thereafter (typically granted by the Corporation at the regularly scheduled board meeting which coincided with the Annual Meeting). All restricted SGRP Shares vest 25% on the first anniversary of the Award's grant date for a period of four years. In each of May of 2017 and 2016, the Compensation Committee voted at the Annual Meeting to decline the annual Independent Director equity awards. The Compensation Committee approved the resumption of the annual Independent Director equity awards in their March 16, 2017, board meeting, effective with the 2017 Annual Meeting.

All of those options to Independent Directors have been granted under the 2018 Plan, under which each member of the Board is eligible to participate. Independent Directors will be reimbursed for all reasonable expenses incurred during the course of their duties. There is no additional compensation for committee participation, phone meetings, or other Board activities.

COMPENSATION PLANS

Equity Compensation Plans

The following table contains a summary of the number of shares of Common Stock of SGRP to be issued upon the exercise of stock options outstanding at December 31, 2017, under the 2008 Plan and the Prior Plans, the weighted-average exercise price of those outstanding stock options, and the number of additional shares of Common Stock remaining available for future issuance of stock options and other stock based awards under the 2008 Plan as at December 31, 2017.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding stock options and stock rights (#)	Weighted average exercise price of outstanding stock options and stock rights ($)	Number of securities remaining available for future issuance of options, rights and other stock based awards (#)

Equity compensation plans approved by security holders	3,263,177	$0.98	340,000

Audit and Compensation Committee Interlocks and Insider Participation

No member of the Board's Audit Committee, Compensation Committee or Governance Committee was at any time during the year ended December 31, 2017, or at any other time an officer or employee of the Company. No executive officer of the Company or Board member serves as a member of the board of directors, audit, compensation or governance committee of any other entity that has one or more executive officers serving as a member of SGRP's Board, Audit Committee, Compensation Committee or Governance Committee, except for the positions of Messrs. Brown and Bartels as directors and officers of SGRP and as directors and officers of each of its affiliates, including SBS, SAS and SIT, as applicable (See - Transactions with Related Persons, Promoters and Certain Control Persons , above).

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

The following is the Audit Committee's report submitted to the Board.

Report

Management is responsible for the Company's internal controls and the financial reporting process (as more fully described below). BDO USA, LLP ("BDO"), the principal independent auditing firm for the Company, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed with management of the Company and BDO the audited consolidated financial statements of the Company as of December 31, 2017 and 2016 and, for the years then ended, (the "Consolidated Financial Statements"), as included in the Company's 2017 Annual Report on Form 10-K for that period as filed with the Securities and Exchange Commission on April 2, 2018 (the "2017 Annual Report").

In addition, the Audit Committee has also received from and discussed with BDO the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees) and Rule 2-07 of SEC Regulation S-X.

The Audit Committee received and reviewed the written disclosures and the letter from BDO required by the Public Company Accounting Oversight Board regarding communication with the Audit Committee concerning independence. The Audit Committee has discussed BDO's independence from the Company with BDO. The Audit Committee also discussed with management of the Company and the auditing firm such other matters and received such assurances from them, as the Audit Committee deemed appropriate.

Based on the foregoing review and discussions and a review of the report of BDO with respect to the Consolidated Financial Statements, and relying thereon, the Audit Committee has recommended to the Company's Board of Directors that the Consolidated Financial Statements be included in the Company's 2017 Annual Report.

AUDIT COMMITTEE (for the period that began on January 1, 2017, and ended December 31, 2017)

R. Eric McCarthey, its Chairman, Lorrence T. Kellar, Jack W. Partridge and Arthur B. Drogue

OTHER BUSINESS

SGRP is not aware of any other business to be presented at the 2018 Annual Meeting. All shares represented by SGRP proxies will be voted in favor of the proposals of SGRP described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, SGRP proxy holders will vote thereon according to their best judgment.

STOCKHOLDER COMMUNICATIONS

Communications with SGRP and the Directors

Generally, a stockholder who has a question or concern regarding the business or affairs of SGRP should contact the Chief Financial Officer of SGRP. However, if a stockholder would like to address any such question directly to the Board, to a particular Committee, or to any individual director(s), the stockholder may do so by sending his or her question(s) in writing addressed to such group or person(s), c/o SPAR Group, Inc., 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604, and marked "Stockholder Communication".

SGRP has a policy of generally responding in writing to each bona fide, non-frivolous, written communication from an individual stockholder. This policy is reflected in the SPAR Group, Inc. Statement of Policy Respecting Stockholder Communications with Directors dated as of May 18, 2004, approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. You can obtain and review a current copy of this policy on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

In addition, questions may be asked of any director at SGRP's annual stockholders' meeting. SGRP schedules its annual stockholders' meeting on the same day as a regularly scheduled quarterly Board meeting, so all directors generally attend. All of SGRP's directors at the time attended its 2017 annual stockholders' meeting. The Corporation believes its directors should attend all possible meetings of the Board and its committees and stockholders, but has not specified any required minimum attendance.

Submission of Stockholder Proposals and Director Nominations

For any business, nominee or proposal to be properly brought before an Annual Meeting by a stockholder (acting in his or her capacity as stockholder), the Restated By-Laws require that such stockholder must give timely written notice thereof by physical delivery to the Secretary of SGRP. Any stockholder who wishes to present any business, nominee or proposal for action at the 2019 annual meeting of stockholders of SGRP must notify SGRP by no later than December 10, 2018. Such stockholder's notice shall be in the form and contain the substance required under the Restated By-Laws and the rules and regulations promulgated by the Securities and Exchange Commission. Accordingly, notices of stockholder proposals and nominations submitted after December 10, 2018, or that do not conform to the requirements of the Restated By-Laws or Rule 14a-18 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in SGRP's proxy statement and form of proxy) will be considered untimely or incomplete, respectively, and thus such matters will not be brought before the 2019 Annual Meeting of stockholders.

The Restated By-Laws provide that a stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business, nominee or proposal desired to be brought before the Annual Meeting and the reasons for considering the same at the Annual Meeting, (ii) the name and address, as they appear on SGRP's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of SGRP's stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (iv) any financial interest of such stockholder (or any affiliate or family member of such stockholder), whether current or at any time within the past three years, in such business, nominee or proposal. In addition, if the notice is a nomination of a candidate for director, the stockholder's notice also must contain (A) the proposed nominee's name and qualifications, including five year employment history with employer names and a description of the employer's business, whether such individual can read and understand basic financial statements, and board memberships (if any), (B) the reason for such recommendation, (C) the number of shares of stock of SGRP that are beneficially owned by such nominee, (D) a description of any business or other relationship, whether current or at any time within the past three years, between such nominee (or any affiliate or family member of such nominee) and either the Company, any of its directors or officers, its auditor, or any of its customers or vendors, and (E) a description of any financial or other relationship, whether current or at any time within the past three years, between the stockholder (or any affiliate or family member of such stockholder) and such nominee (or any affiliate or family member of such nominee).

If it is determined by the Governance Committee or the presiding officer of the Annual Meeting that a stockholder proposal was not made in accordance with the terms of the Restated By-Laws or the applicable SEC Rules or is not under the circumstances required to be considered thereunder, such proposal will not be acted upon at the Annual Meeting.

ANNUAL REPORTS

A COPY OF SGRP'S 2017 ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2017, IS BEING MAILED TO EACH STOCKHOLDER OF RECORD TOGETHER WITH THIS PROXY STATEMENT. THE 2017 ANNUAL REPORT INCLUDES A CONFORMED COPY OF SGRP'S 2017 ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017, as filed with the sec on APRIL 2, 2018 (BUT THIS COPY EXCLUDES ALL EXHIBITS).

THE 2017 ANNUAL REPORT (INCLUDING FORM 10-K) IS NOT PART OF SGRP'S SOLICITING MATERIAL.

PROXIES AND SOLICITATION

The proxy accompanying this Proxy Statement is solicited on behalf of the SGRP's Board of Directors. Proxies for the 2018 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) personally or by telephone. The Company will reimburse banks, brokers, custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

By Order of the Board of Directors
/s/ James R. Segreto
James R. Segreto
White Plains, New York April 18, 2018	Secretary, Treasurer and Chief Financial Officer

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

2018 STOCK COMPENSATION PLAN

OF

SPAR GROUP, INC.

Effective as of May 2, 2018

Section 1.     Approval and Purposes of this Plan. (a) In addition to the definitions contained in various Sections below, certain definitions and interpretations applicable to this Plan are set forth below in Sections 26 and 27, respectively. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the SGRP By-Laws.

(b)     SPAR Group, Inc., a Delaware corporation ("SGRP" or the "Corporation"), through the action of its Board of Directors (the "Board") on April 10, 2018, authorized, approved and established this 2018 Stock Compensation Plan of SPAR Group, Inc. (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, this "Plan"), for submission to the stockholders of the Corporation at their annual meeting on May 2, 2018, and effective upon the approval of this Plan by the stockholders of the Corporation at that meeting (or, if later, within no more than one year after such Board approval) in accordance with applicable Exchange Rules and other Applicable Law (the "Effective Date).

(c)     This Plan is intended to provide an incentive to selected employees, officers and directors of each SGRP Company and each SGRP Consultant, and to offer an additional inducement in obtaining the services of such individuals. This Plan provides for the grant of equity compensation awards (each an "Award") in, to or otherwise respecting shares of the Corporation's Common Stock, par value $.01 per share (the "Common Stock"), in the form of (i) "incentive stock options" within the meaning of Section 422 of the Code (as defined in Section 26) as described in Section 5 ("ISOs"), (ii) nonqualified stock options that do not qualify as ISOs as described in Section 5 ("NQSOs"), (iii) stock appreciation rights as described in Section 6 ("SARs"), (iv) restricted stock as described in Section 7 ("Restricted Stock"), and (v) restricted stock units as described in Section 8 ("RSUs"), in each case to the greatest extent permitted by this Plan and Applicable Law. The Corporation makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code. Each reference to a consultant in this Plan shall be deemed to include each of the consultant's employees in the case of a consultant that is not a natural person.

(d)     This Plan amends, restates, supersedes and replaces the 2008 Plan (which in turn replaced the 2000 and 1995 Plan, as such terms are defined in Section 26 hereof) for new Awards granted on and after the Effective Date. All Awards issued at any time under the 2008 Plan (in each case other than to the extent exercised in the case of any option or SAR or end of the applicable vesting or similar restrictions in the case of Restricted Stock or RSUs), 2000 Plan or 1995 Plan and still outstanding on the Effective Date ("Continuing Awards"), respecting the covered shares of the Corporation's Common Stock ("Continuing Award Shares"), shall continue to be governed by such plans, as applicable, except that those Continuing Awards may be modified as provided in Section 12 hereof as if they were Awards hereunder to the extent the provisions respecting adverse modifications in those plans are not violated by such modification.

Section 2.     Stock Subject to this Plan. (a) Subject to adjustment under and the other provisions of Sections 11 and 12, the Corporation from time to time may grant options (including ISOs), SARs, Restricted Stock, RSUs and other Awards under this Plan ("New Awards") to, in or otherwise respecting its Common Stock ("New Award Shares") so long as the New Award Shares covered by each proposed New Award or group of New Awards in the aggregate do not at the time of the proposed issuance exceed the remaining unused availability for New Award Shares under this Plan (the "Remaining Availability"). The Remaining Availability at a particular calculation time shall be equal to the sum of the following: (i) 600,000 shares plus the aggregate number of Continuing Award Shares outstanding on the Effective Date (whether or not the Continuing Award Shares are still outstanding at such calculation time); minus (ii) the sum at the calculation time of (A) the cumulative aggregate number of New Award Shares covered by Awards issued under this Plan on and after the Effective Date (including all options to acquire Common Stock and SARs, RSUs payable in Common Stock or Restricted Stock issued pursuant to this Plan), and (B) the aggregate number of Continuing Award Shares outstanding on the Effective Date, in each case whether or not the New Award Shares or Continuing Award Shares are still outstanding at such calculation time; and plus (iii) the cumulative aggregate number of Voided Award Shares (as defined below) that arising after the Effective Date through such calculation time. In the event that at any time after the Effective Date any New Award or Continuing Award shall have become void, expired, been canceled, surrendered or forfeited, terminated unexercised or ceased for any other reason whatsoever to exist or be outstanding (in each case other than through exercise in the case of any option or SAR or through termination of the applicable vesting or similar restrictions in the case of Restricted Stock or RSUs) (each a "Voided Award"), the New Award Shares or Continuing Awards Shares covered by such Voided Award (each a "Voided Award Share") shall again become available for the granting of Awards under this Plan and added to the Remaining Availability as provided above. For clarity, although 340,000 shares remained available for Awards under the 2008 Plan as of April 10, 2018, none of those 340,000 shares are included in or shall increase the 600,000 shares available for award under this Plan. None of those 340,000 shares will be issued under the 2008 Plan upon and following the stockholder approval of this Plan (when the ability to issue new awards and the availability of those 340,000 shares for new awards under 2008 Plan will end). Any reduction in such 340,000 share availability through any new issuances of Awards (as defined therein) under the 2008 Plan after April 10, 2018, will reduce such 600,000 share initial availability under this Plan by the same number of shares (if any).

(b)     The Corporation shall at all times during the term of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the Awards issued under and the other requirements of this Plan. Such shares of Common Stock may, in the discretion of the Board, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Corporation. No fractional shares of Common Stock shall be issued or purchased under this Plan.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

(c)     Notwithstanding any other provisions of the Plan, substitute awards as provided for under Section 17 hereof shall not be counted against or otherwise reduce the number of shares available for future issuance under the Plan. In addition, if a Constituent Corporation has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of an acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares available for future issuance under the Plan. Awards using such available shares under acquired plans shall not be made after the date awards could have been made under the terms of the acquired plan, absent the acquisition or combination, and shall only be made to individuals who were not eligible to participate in the Plan prior to such acquisition or combination.

Section 3.     Administration of this Plan; Administrators' Authority and Discretion, No Liability, Minimum Vesting Periods, Etc. (a) This Plan will be administered under the authority of the Compensation Committee of the Board of Directors of the Corporation as provided in its Charter or such other standing committee of the Corporation as the Board may from time to time designate to administer its plans generally or this Plan specifically (including the Compensation Committee or such successor committee, the "Compensation Committee"). The Compensation Committee or the Corporation (acting through the proper officer(s) of the Corporation) from time to time may appoint one or more officers, employees and independent contractors (including the Compensation Committee to the extent applicable, each an "Administrator") to assist in the administration of this Plan and may delegate (in whole or in part) power and authority under this Plan to them to the maximum extent permitted by the Charter (as defined in Section 26), applicable Exchange Rules and Applicable Law. Notwithstanding the foregoing, so long as the Corporation has any class of its common equity securities registered or required to be registered under Section 12 of the Securities Exchange Act, to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act, as amended, or any successor rule (together with such section, "Rule 16b-3"), or to preserve any deduction or otherwise comply with any applicable provision of the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law, any Compensation Committee appointed by the Board to administer this Plan shall be comprised of two or more directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3. The delegation of power and authority to the Administrators hereunder shall be consistent with all Applicable Law (including, without limitation, applicable state law and Rule 16b-3) and any applicable Exchange Rules. Unless otherwise provided in the Charter or by Applicable Law, a majority of the members of the Compensation Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Compensation Committee.

(b)     The Compensation Committee shall have the power and authority (which it may delegate to the Administrators to the maximum extent permitted by this Plan, the Charter, applicable Exchange Rules and Applicable Law), in their sole discretion, to determine or approve (among other things), to the maximum extent permitted by this Plan, the Charter, Applicable Law and applicable Exchange Rules: (i) the persons who shall be granted Awards under this Plan; (ii) when they shall receive Awards and the applicable grant dates; (iii) whether an Award granted to an employee shall be an ISO, a NQSO, a SAR, Restricted Stock and/or RSUs; (iv) the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each Award; (v) the standard term of each Award, including any provisions for early termination or forfeiture; (vi) the method or formula for determining (A) the date each option or SAR shall become exercisable or restrictions on Restricted Stock or RSUs shall lapse (i.e., the Award will vest), including any provisions for early vesting, (B) whether an Award shall be exercisable or vest in whole or in installments, and (C) if in installments, (1) the number of shares of Common Stock to be subject to each installment, (2) whether the installments shall be cumulative and (3) the date each installment shall become exercisable or vest and the term of each installment; (vii) whether to accelerate the date of exercise or vesting of any Award or installment; (viii) whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the method or formula for determining the dates when future installments of the exercise price shall become due and the amounts of such installments; (ix) the form of payment of the exercise price for any option; (x) the method or formula for determining (A) the exercise price of each option, (B) the Base Value (as defined in Section 6(e)) of each SAR, and (C) the Fair Market Value of a share of Common Stock for all purposes of this Plan; (xi) whether and under what conditions to restrict the pledge, sale or other disposition of any Award granted under this Plan, the shares of Common Stock acquired upon the exercise of an option or SAR or vesting and settlement of Restricted Stock or RSUs and, if so, whether and under what conditions to waive any such restriction, whether individually, by class or otherwise; (xii) whether and under what conditions to subject the exercise or vesting of all or any portion of an Award to the fulfillment of certain restrictions or contingencies as specified in the Contract referred to in Section 10 hereof, including (without limitation) restrictions or contingencies relating to (A) entering into a covenant not to compete with any SGRP Company, (B) financial objectives for the Corporation, any of its Subsidiaries, a division, a product line or other category and/or (C) the period of continued employment or consulting of the Awardee with any SGRP Company, and in each case to determine whether such restrictions or contingencies have been met; (xiii) the method or formula for determining the amount, if any, necessary to satisfy the obligation to withhold taxes or other amounts with respect to any Award; (xiv) whether an Awardee Retires or has a Disability; (xv) whether to cancel or modify an Award either with or without the consent of the Awardee or as provided in the Contract, provided, however, that any modified provision is permitted to be included in an Award granted under this Plan on the date of the modification, and provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of this Plan; and (xvi) how to construe the respective Contracts and this Plan; (xvii) the policies, rules and regulations relating to this Plan and how and when to prescribe, amend and rescind the same.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

(c)     The Compensation Committee shall have exclusive power and authority respecting (i) any provision of this Plan or any Award granted under this Plan, or any amendment to either, that under Rule 16b-3 requires the approval of the Board, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Securities Exchange Act (unless otherwise specifically provided herein), and (ii) any other determination necessary or advisable for administering this Plan to the extent such determination must be made by the Compensation Committee or similar committee of independent directors under applicable provisions of the Code, ERISA, Securities Law, Exchange Rules or Accounting Standards, other Applicable Law or the Charter.

(d)     Any controversy or claim arising out of or relating to this Plan, any option granted under this Plan or any Contract on the books and records of the Corporation with respect thereto shall be determined unilaterally by the Administrators in their sole and absolute discretion. The Administrators may in their discretion refer, or shall refer to the extent required by this Plan, the Charter, the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law, any such matter to the Compensation Committee for its determination, which determination shall be final, conclusive and binding on all parties. In all other cases, the determinations of the Administrators on such matters shall be final, conclusive and binding on all parties.

(e)     No present or former Administrator or director, officer or employee of any SGRP Company or SGRP Consultant shall be liable for any action, inaction or determination made in good faith, and no present or former member of the Compensation Committee shall be liable for any action, inaction or determination made, with respect to this Plan, any Award granted, exercisable, exercised, vested, settled, surrendered or expired hereunder or any bookkeeping entry made in connection therewith.

(f)     The Corporation shall maintain a separate permanent record of its actions with respect to the Plan, which shall be available for inspection by appropriate parties as may be required by Applicable Law. Such records shall include (without limitation) a separate account for each Awardee reflecting all Awards granted, exercisable, exercised, vested, settled, surrendered, forfeited, cancelled or expired and other actions taken with respect thereto. The Corporation's books and records shall be conclusive as to the existence, amounts and terms of all Awards absent manifest error.

(g)     Notwithstanding any provision of the Plan to the contrary, any stock-settled Award that vests solely on the basis of the passage of time (e.g., not on the basis of achievement of performance goals) shall not vest more quickly than ratably over at least a three (3)-year period following the date of grant and any stock-settled Award that vests based solely on the achievement of performance goals shall not vest more quickly than one year following the date of grant, except that the Award Agreement may reflect, or the Compensation Committee may in its discretion provide after the date of grant for, earlier or accelerated vesting (on a full or pro rata basis) (i) in the event of the Awardee's death, Disability, Retirement or termination without Cause, (ii) upon an Extraordinary Event (as defined in Section 11(b)), or (iii) in connection with establishing the terms and conditions of employment of an Awardee necessary for the recruitment of such individual. The provisions of this Section 3(g) shall not apply to (1) Awards granted to non-employee directors or consultants, (2) substitute Awards under Section 17 or repricing under Section 12, or (3) Awards involving an aggregate number of shares of Common Stock not exceeding 5% of the number of shares available for Awards under Section 2.

Section 4.     Eligibility; Absences; Certain Changes of Employment or Service Relationship. (a) The Administrators may from time to time, consistent with the purposes of this Plan, grant Awards to any director, officer or employee of any SGRP Company or any SGRP Consultant as the Administrators may determine in their sole discretion; provided, however, that ISOs may only be granted to an employee of a SGRP Company. Such Awards granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Corporation (including without limitation the Common Stock) is required to be registered under Section 12 of the Securities Exchange Act, the maximum number of shares subject to Awards that may be granted to any employee during any calendar year under this Plan shall be 1,000,000 shares.

(b)     For the purposes of this Plan, and consistent with subsection (c) of this Section below, an employment or consulting relationship shall be deemed to exist if, at the time of the determination, the individual was a director, officer, or employee of any SGRP Company or a SGRP Consultant. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered a director, officer, employee or consultant for purposes of this Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with or re-engagement by such SGRP Company, as the case may be is guaranteed either by statute or by contract or such SGRP Company has consented by policy or in writing to longer absence. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute, contract, policy or consent, the employment or consulting relationship shall be deemed to have terminated on the 91st day of such leave.

(c)     Notwithstanding anything to the contrary in this Plan, unless otherwise provided in an applicable Contract or as the Administrators may otherwise determine in their sole discretion and advise in writing: (i) the termination (other than the Awardee's Retirement, death or Disability, but consistent with subsections (a) and (b) of this Section, above) of an Awardee's employment or service relationship as a director, officer or employee of one SGRP Company or SGRP Consultant shall not be deemed to be a termination of the Awardee's employment or service relationship, the relationship shall be deemed to be continuing, and not a termination, for the purposes of this Plan (including continuation for the measurement of applicable vesting periods), as long as the Awardee continues to be a director, officer, employee of any other SGRP Company or SGRP Consultant; and (ii) if the SGRP Consultant (other than an individual consultant) ceases to provide consulting services to any SGRP Company (whether as scheduled, by termination or otherwise), then any director, officer or employee of or individual consultant to that former SGRP Consultant who is an Awardee shall (except for any Awardee covered by clause (i) of this subsection) be deemed to have suffered a termination of that employment or service relationship for the purposes of this Plan.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

Section 5.     Options. (a)  Grant of Options. The Administrators may grant Awards of options, whether ISOs and/or NQSOs, to acquire shares of Common Stock as provided in this Section, and each person receiving an option will be referred to as an "Optionee" and is also an Awardee under this Plan. Each Award of options granted pursuant to this Plan shall be made on such terms and conditions as are not inconsistent with this Plan and as are established by the Administrators, in their sole discretion, at or before the time such Award is granted; provided, however, that the aggregate Fair Market Value determined at the time the Award is granted of the shares of Common Stock for which any eligible employee may be granted ISOs under this Plan or any other plan of any SGRP Company, that are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted or as otherwise may be required by Section 422 of the Code. Any option (or portion thereof) granted in excess of such ISO limitation amount or that for any reason is not or ceases to be treated as an ISO for Code purposes shall be treated as a NQSO to the extent of such excess or all or any portion thereby not treated as an ISO.

(b)     Exercise Price of Options. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that (i) except as provided below, the exercise price of an option shall not be less than the Fair Market Value of the Common Stock subject to such option on the date of grant; (ii) if, at the time an ISO is granted, the Optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of any SGRP Company, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to such ISO on the date of grant; and (iii) the Administrators must first obtain the approval of the Board to grant a NQSO with an exercise price that is less than the Fair Market Value of the shares on the date of the granting of the NQSO.

(c)     Term of Options. Each option granted pursuant to this Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to this Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO (but not an NQSO) is granted, the Optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of any SGRP Company, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

(d)     Exercise of Options.

(i)     An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice (an "Exercise Notice") to the Corporation at its principal office (A) specifying the option being exercised and the number of shares of Common Stock as to which such option is being exercised, and (B) accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (I) in cash and/or by certified check, (II) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise, equal to the aggregate exercise price of all options being exercised, (III) with a concurrent sale of option shares to the extent permitted by clause (ii) of this Section 5(d), (IV) with the authorization of the Administrators, through a "net exercise" method as described in clause (iii) of this Section 5(d), or (V) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Corporation to incur a charge against its earnings for financial accounting purposes. The Corporation shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

(ii)     The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the Optionee of a properly executed Exercise Notice, together with a copy of the Optionee's irrevocable instructions to a broker acceptable to the Administrators to sell all or a portion of the option shares and deliver promptly to the Corporation the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

(iii)     Upon its receipt of a properly executed Exercise Notice, the Corporation, in its sole discretion and to the greatest extent permitted by Accounting Standards and Applicable Law, may allow the payment or offset of the applicable exercise price of those exercised Option shares and pay the applicable tax withholding on behalf of the employee, by reducing the number of shares of Common Stock to be issued upon exercise by the largest whole number of shares with a Fair Market Value not in excess of the aggregate Exercise Price and tax withholding, and then issuing only the net number of Option shares remaining to the Awardee.

(iv)     An Optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the Optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Corporation's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

(e)     Handling Options on Termination of Relationship; Retirement.

(i)     Except as may otherwise be expressly provided in the applicable Optionee's Contract or written employment, consulting or termination contract or in Section 4, above, Optionee's any Optionee whose employment or consulting relationship with any SGRP Company or SGRP Consultant has terminated for any reason (other than the Optionee's Retirement, death or Disability) may exercise any option granted to the Optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Section 26), such option shall terminate and be forfeited immediately, and the grantee shall have no further rights or interest with respect to the option.

(ii)     Except as may otherwise be expressly provided in the applicable Optionee's Contract or written employment contract or in Section 4, above, an Optionee whose directorship with any SGRP Company or SGRP Consultant has terminated for any reason (other than the Optionee's Retirement, death or Disability) may exercise the options granted to the Optionee as a director of any SGRP Company or SGRP Consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the Optionee's directorship is terminated for Cause, such option shall terminate immediately.

(iii)     If any Optionee Retires, the options granted to the Optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the Optionee (A) in the case of an ISO, within three (3) months after Retirement, but not beyond the remaining term of the option, or (B) in the case of any other option, at any time within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

(iv)     No option shall be subject to early expiration or termination as provided in clause (i), (ii) or (iii) of Section 5(e) of this Plan due to the Retirement, death or Disability of the original Optionee, subject, however, to all the other provisions of this Plan, including (without limitation) any such other provision for early termination that may become applicable.

(v)     Nothing in this Plan or in any option granted under this Plan shall confer on any person any right to continue as a director, officer or employee of any SGRP Company or SGRP Consultant, to become a director, officer or employee of any other SGRP Company or SGRP Consultant, or to interfere in any way with any right of any SGRP Company or SGRP Consultant to terminate such relationship at any time for any reason whatsoever without liability to any SGRP Company or SGRP Consultant.

(f)     Death or Disability of an Optionee.

(i)     Except to the extent more favorable treatment may otherwise be expressly accorded to the Optionee in the applicable Contract or Optionee's written employment or consulting or termination contract, if an Optionee dies (A) while the Optionee is a director (whether or not an employee), officer (whether or not an employee), or employee of any SGRP Company or SGRP Consultant, (B) at any time following the original Optionee's Retirement from such relationship or termination of such relationship by reason of the Optionee's Disability, or (C) within three (3) months after any other termination of such relationship (unless such other termination was for Cause or without the consent of the Corporation), the options granted to the Optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the Optionee's Legal Representative (as such term is defined in Section 26) at any time (I) in the case of an ISO, within one year after death, but not beyond the remaining term of the option, or (II) in the case of any other option, within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

(ii)     Except to the extent more favorable treatment may otherwise be expressly accorded to the Optionee in the applicable Contract or Optionee's written employment or consulting or termination contract, in the event of the termination due to Disability of an Optionee's status as a director, officer or employee of any SGRP Company or SGRP Consultant, the options granted to the Optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the Optionee, or by the Optionee's Legal Representative, at any time (A) in the case of an ISO, within one year after Disability, but not beyond the remaining term of the option, or (B) in the case of any other option, within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

Section 6.     Stock Appreciation Rights.  (a)  Grant of SARs. The Administrators may grant Awards of SARs as provided in this Section. Each Award of SARs granted pursuant to this Plan shall be made on such terms and conditions that are not inconsistent with this Plan as are established by the Administrators, in their sole discretion, at or before the time such Award is granted.

(b)     SAR Terms. The Contract for each SAR Award shall specify the Base Value (as defined in Section 6(e)), the duration of the SAR, the number of shares of Common Stock to which the SAR pertains, any conditions imposed upon the exercisability of the SAR in the event of Retirement (as defined in Section 26), death, Disability or other termination of employment or termination of a consulting or other relationship, and such other provisions as the Administrators shall determine consistent with the Plan. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrators shall determine, which need not be the same for all Awardees.

(c)     Exercise of SARs. SARs may be exercised with respect to all or part of the shares of Common Stock upon whatever terms and conditions the Administrators, in their sole discretion, imposes upon such SARs. A SAR shall be exercised by delivery to the Corporation of a notice of exercise in the form prescribed by the Administrators.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

(d)     Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the date of grant. A SAR may be exercised only when the Fair Market Value of a share of Common Stock exceeds the Base Value (as defined in Section 6(e)).

(e)     Payment upon Exercise of SARs.

(i)     Subject to the provisions of the Contract, upon the exercise of a SAR, the Awardee is entitled to receive, without any payment to the Corporation (other than required tax withholding amounts), an amount (the "SAR Value") equal to the product of multiplying (A) the number of shares of Common Stock with respect to which the SAR is exercised by (B) an amount equal to the excess of (I) the Fair Market Value per share on the date of exercise of the SAR over (II) the "Base Value" of the SAR designated in the Contract (which "Base Value" shall be the Fair Market Value per share on the date of grant or any amount greater than such Fair Market Value stated as the Base Value in the Contract).

(ii)     Payment of the SAR Value to the Awardee shall be made (A) in shares of Common Stock, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise, (B) in cash or (C) in a combination thereof as determined by the Administrators, either at the time of the Award or, unless otherwise provided in the applicable Contract, thereafter, and as provided in the Contract.

(iii)     To the extent required to satisfy the conditions of Rule 16b-3 or other applicable provision of the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law, or as otherwise provided in the Contract, the Compensation Committee shall have the sole discretion to consent to or disapprove the election of any Awardee to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Administrators, the Administrators may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Awardee. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for shares of Common Stock, or, if so specified in the notice of exercise, not to have been exercised to the extent the election to receive cash is disapproved.

(iv)     As an alternative to the foregoing, if the Administrators determine to issue SARs that are subject to Section 409A of the Code and are intended to comply with the requirements of Section 409A of the Code, the Administrators may provide in the Contract for a deferred payment, issuance and/or delivery of the cash to be paid or shares of Common Stock to be issued in connection with the SAR exercise at a time or times permitted under Section 409A of the Code. In such event, dividends or other distributions with respect to shares of Common Stock that would otherwise have been issued and received by the Awardee in connection with the exercise shall be paid to the Awardee currently as and when payable to stockholders of the Corporation or, if provided in the applicable Contract, deferred until the underlying deferred shares of Common Stock are issued and delivered. Any cash payment, dividends or other distributions that are deferred shall be credited with interest at a reasonable rate as determined by the Administrators from time to time.

(f)     Restrictions on Stock Transferability. The Administrators may impose such restrictions on any shares of Common Stock delivered to an Awardee on exercise of a SAR as they may deem advisable in their sole and absolute discretion, including, without limitation, restricting transferability and/or designating such shares as Restricted Stock or stock subject to further service, performance, consulting or noncompetition period after settlement. Each certificate representing such shares of Common Stock shall bear a legend referencing such restrictions, which legend may be the same as the legend placed on certificates pursuant to Section 7(d).

(g)     Applicability of Section 5(e) and (f). Unless otherwise provided in the Contract, the provisions of Sections 5(e) and (f) shall apply to SARs as though the SARs were options (other than ISOs).

Section 7.     Restricted Stock.  (a)  Grant of Restricted Stock. The Administrators may grant Awards of shares of Common Stock that are restricted as provided in this Section (referred to as "Restricted Stock" while so restricted). Each Award of Restricted Stock granted pursuant to this Plan shall be made on such terms and conditions that are not inconsistent with this Plan as are established by the Administrators, in their sole discretion, at or before the time such Award is granted. Unless otherwise provided in the applicable Contract, an Awardee receiving a Restricted Stock Award is not required to pay the Corporation therefor (except for applicable tax withholding) other than the rendering of services. As determined by the Administrators, shares of Restricted Stock may be issued in book entry or electronic form or in certificated form. Unless otherwise determined by the Administrators, custody of shares of Restricted Stock in certificated form shall be retained by the Corporation or held in escrow by an escrow agent selected, and subject to change from time to time, by the Administrators until the termination of the Period of Restriction (as defined in Section 26) pertaining thereto.

(b)     Restrictions. Each Restricted Stock Award shall specify the Period of Restriction, the number of shares of Restricted Stock in the Award, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Administrators shall determine. If a Restricted Stock Award is intended to be a performance-based compensation Award, the terms and conditions of the Award, including the Performance Goal(s) (as defined in Section 26) and Period of Restriction and, if different, performance period, shall be set forth in the Contract or in a subplan of this Plan, which is incorporated by reference into the Contract, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under this Plan.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

(c)     Other or Additional Restrictions. The Administrators may also impose restrictions in the form a right of first refusal running to the Corporation, a buyback right by the Corporation or other restriction on transferability. In the event the Administrators so provide in a Contract, shares of Common Stock delivered pursuant to this Plan in connection with Awards of Restricted Stock may be subject to a buyback right by the Corporation in the amount of, or based on, a specific or formula price therefor or otherwise in the event the Awardee does not complete a specified service, consulting or noncompetition period after issuance or delivery of the shares to the Awardee.

(d)     Certificate Legend. In addition to any legends placed on certificates in connection with securities laws, each certificate representing shares of Restricted Stock awarded pursuant to this Plan shall bear the following legend:

"The sale, transfer, pledge, hypothecation or other disposition of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 2018 Stock Compensation Plan of SPAR Group, Inc., as amended, in the rules and administrative procedures adopted pursuant to such Plan, and in an associated Restricted Stock Agreement. A copy of the Plan, such rules and procedures, and the applicable Restricted Stock Agreement may be obtained from the Secretary of SPAR Group, Inc."

(e)     Removal of Restrictions. Except as otherwise provided in this Section 7 or elsewhere in this Plan, shares of Restricted Stock awarded under this Plan shall become freely transferable by the Awardee immediately after the last day of the Period of Restriction and, where applicable, immediately after a determination of the satisfaction or achievement of any applicable Performance Goal(s) by the Administrators. Once the shares are released from the restrictions, the legend required by Section 7(d) herein shall be removed and, unless and until the Awardee requests in writing, or the Administrators direct, issuance and delivery in certificated form, the released shares of Common Stock may remain in book entry or electronic form or held in escrow by an escrow agent selected, and subject to change from time to time, by the Administrators.

(f)     Voting Rights. Unless otherwise provided in the Contract, during the Period of Restriction, Awardees to whom shares of Restricted Stock hereunder may exercise voting rights with respect to those shares.

(g)     Dividends and Other Distributions. Unless otherwise provided in the Contract (which may or may not provide for the accumulation and payment of dividends and other distributions made in cash or property other than shares of Common Stock until the shares to which the dividends and other distributions relate vest), during the Period of Restriction, Awardees entitled to or holding shares of Restricted Stock hereunder shall be entitled to receive all dividends and other distributions made in cash or property other than shares of Common Stock with respect to those shares of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and the same rules for vesting, forfeiture, and custody as the shares of Restricted Stock with respect to which they were distributed.

(h)     Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Administrators, the shares of Restricted Stock that were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Corporation; provided, that the Administrators may waive all or any part of the Performance Goal(s) and provide for vesting of the Award on such basis as they deem appropriate.

(i)     Termination of Employment or Service. Unless otherwise provided in the Contract pertaining to a Restricted Stock Award, and otherwise consistent with Section 4(b) above, in the event that an Awardee's employment or service with any SGRP Company or SGRP Consultant has terminated for any reason, then the unvested portion of a Restricted Stock Award shall automatically be forfeited to the Corporation. The Administrators may provide in a Contract made pursuant to this Plan for vesting of Restricted Stock Awards in connection with the termination of an Awardee's employment or service on such basis as they deem appropriate, including, without limitation, any provisions for vesting at death, Disability, Retirement, or other cessation of employment or service, with or without the further consent of the Administrators. The Contracts evidencing Awards may contain such provisions as the Administrators may approve with reference to the effect of approved leaves of absence.

Section 8.     RSUs.  (a)  Grant of RSUs. The Administrators, at any time and from time to time, may grant RSUs under this Plan (with one RSU representing the right to one share of Common Stock) on such terms and conditions that are not inconsistent with this Plan as are established by the Administrators, in their sole discretion, at or before the time such Award is granted. Unless otherwise provided in the applicable Contract, an Awardee receiving a RSU Award is not required to pay the Corporation therefor (except for applicable tax withholding) other than the rendering of services.

(b)     Restrictions. The Contract for each RSU Award shall specify the Period of Restriction, the number of RSUs granted, the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions), the payment terms and such other provisions as the Administrators shall determine. If a RSU Award is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in a Contract or in a subplan of this Plan, which is incorporated by reference into a Contract, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under this Plan.

(c)     Dividends and Other Distributions. Unless otherwise provided in the Contract (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the RSUs to which they are attributable, of dividends and other distributions made in cash or property other than shares of Common Stock), during the Period of Restriction, Awardees holding RSUs shall have no rights to dividends and other distributions made in cash or property other than shares of Common Stock that would have been paid with respect to the shares represented by those RSUs if such shares were outstanding. Awardees holding RSUs shall have no right to vote the shares of Common Stock represented by such RSUs until such shares are actually issued in settlement of such RSUs. Unless otherwise provided in the Contract, if any deemed dividends or other distributions would be paid in shares of Common Stock, such shares shall be considered to increase the Awardee's RSUs with respect to which they were declared based on one share equaling one RSU. In addition, unless otherwise provided in the Contract, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional RSUs based on the Fair Market Value of a share on the date of payment or distribution of the deemed dividend or distribution.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

(d)     Payment after Lapse of Restrictions. Subject to the provisions of the Contract, upon the lapse of restrictions with respect to a RSU, the Awardee is entitled to receive, without any payment to the Corporation (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of shares of Common Stock with respect to which the restrictions lapse by (ii) the Fair Market Value per share on the date the restrictions lapse (such amount, the "RSU Value"). The Contract may provide for payment of the RSU Value at the time of vesting or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Contract) from the date of vesting based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in shares of Common Stock) set out in the Contract (the "adjusted RSU Value"). The Administrators are expressly authorized to grant RSUs that are "nonqualified deferred compensation" covered by Section 409A of the Code, as well as RSUs that are not such nonqualified deferred compensation. Payment of the RSU Value or adjusted RSU Value to the Awardee shall be made in cash or shares of Common Stock, or a combination thereof, as provided in the Contract, valued at the Fair Market Value on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment. Any payment in shares of Common Stock shall be effected in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Awardee so requests in writing or the Administrators so direct.

(e)     Restrictions on Stock Transferability. The Administrators may impose such restrictions on any shares of Common Stock delivered to an Awardee in settlement of a RSU as they may deem advisable in their sole and absolute discretion, including, without limitation, a right of first refusal running to the Corporation, a buyback right by the Corporation or other restriction on transferability. In the event the Administrators so provide in a Contract, shares of Common Stock delivered on the settlement of a RSU may be designated as Restricted Stock and/or may be subject to a buyback right by the Corporation in the amount of, or based on, a specific or formula price therefor or otherwise in the event the Awardee does not complete a specified service, consulting or noncompetition period after settlement.

(f)     Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Administrators, the RSUs that were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Corporation; provided, that the Administrators may waive all or any part of the Performance Goal(s) and provide for vesting of the Award on such basis as they deem appropriate.

(g)     Termination of Employment or Service. Except as may otherwise be expressly provided in the applicable Awardee's Contract or written employment, consulting or termination contract or in Section 4, above, in the event that an Awardee's employment or service with any SGRP Company or SGRP Consultant has terminated for any reason (other than the Awardee's Retirement, death or Disability), then the unvested portion of a RSU Award shall automatically be forfeited to the Corporation. The Administrators may provide in a Contract made pursuant to this Plan for vesting of RSU Awards in connection with the termination of an Awardee's employment or service on such basis as they deem appropriate, including, without limitation, any provisions for vesting at death, Disability, Retirement, or other cessation of employment or service, with or without the further consent of the Administrators. The Contracts evidencing Awards may contain such provisions as the Administrators may approve with reference to the effect of approved leaves of absence.

Section 9.     Compliance with Securities Laws. (a) It is a condition to the exercise of any option or SAR, the issuance of any share of Common Stock and the vesting of any Award granted under this Plan that either (i) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued in connection therewith shall be effective and current at the time of exercise or issuance, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock thereupon. Nothing herein shall be construed as requiring the Corporation to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

(b)     The Administrators may require, in their sole discretion, as a condition to the grant, issuance of shares of Common Stock pursuant to or exercise of an Award, that the Awardee execute and deliver to the Corporation such Awardee's representations and warranties, in form, substance and scope satisfactory to the Administrators, as the Administrators may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued are being acquired by the Awardee for the Awardee's own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such Awardee will be made only pursuant to (A) a Registration Statement under the Securities Act that is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Awardee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Corporation with a favorable written opinion of counsel satisfactory to the Corporation, in form, substance and scope satisfactory to the Corporation, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

(c)     In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such Award on any securities exchange or under any Applicable Law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be granted, exercised or settled in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Administrators free of any conditions not acceptable to the Administrators.

Section 10.     Award Contracts. Each Award shall be evidenced by an appropriate Contract duly executed by the Corporation and the Awardee (each a "Contract"). Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Contract need not be identical.

Section 11.     Adjustments upon Changes in Common Stock. (a) Notwithstanding any other provision of this Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination or exchange of shares or the like that results in a change in the number or kind of shares of Common Stock that were outstanding immediately prior to such event, the aggregate number and kind of shares subject to this Plan (including the Remaining Availability and the components thereof), the aggregate number and kind of shares subject to each outstanding option or SAR and the exercise price thereof, the number of outstanding shares of Restricted Stock, the number of outstanding RSUs and the maximum number of shares subject to Awards that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Compensation Committee to preserve the inherent economic value of the Awards and the intent and purposes of this Plan, consistent with this Plan and the applicable provisions of the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards and other Applicable Law, and this mandatory adjustment and the Compensation Committee's determination of the mechanics of its implementation shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to the Award without payment therefor and for the rounding up to the next whole cent in the case of exercise prices. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 11 if such adjustment (i) would cause this Plan to fail to comply with Section 409A or 422 of the Code or with Rule 16b-3 (if applicable to such Award), or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

(b)     Except as provided below but subject to compliance with Section 409A of the Code (if applicable), unless the Administrators shall, in their sole discretion, determine otherwise, upon (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Corporation, (ii) any reorganization, merger or consolidation in which the Corporation does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Corporation does survive and any of the Corporation's stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Corporation, or (iv) any acquisition by any person or group (as defined in Section 13(d) of the Securities Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Corporation's then outstanding shares of Common Stock (other than ownership by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them is a trustee or beneficiary, and corporations and other entities under their individual or collective control) (each of the events described in clauses (i), (ii), (iii) and (iv) are referred to herein individually as an "Extraordinary Event"), this Plan and each outstanding option or SAR shall terminate, each outstanding share of Restricted Stock shall be deemed vested and each outstanding RSU shall be deemed vested and settled. In such event each Awardee shall have the right to exercise, in whole or in part, any unexpired option or options or SAR or SARs issued to the Awardee, to the extent that said option or SAR is then vested and exercisable pursuant to the provisions of said option or options or SAR or SARs and this Plan within fifteen (15) Business Days of the Corporation's giving of written notice to the Awardee of such Extraordinary Event.

(c)     Except as otherwise expressly provided in this Plan, the applicable Contract or the Awardee's written employment or consulting or termination contract, the termination of employment of, or the termination of a consulting or other relationship with, an Awardee for any reason shall not, unless the Administrators decide otherwise, accelerate or otherwise affect the number of shares with respect to which an Award may be exercised, vested or settled; provided, however, that an option or SAR may only be exercised with respect to that number of shares that could have been purchased under the option or SAR had the option or SAR been exercised by the Awardee on the date of such termination.

(d)     Notwithstanding anything to the contrary contained in this Plan, or any provision to the contrary contained in a particular Contract, the Administrators, in their sole discretion, at any time, or from time to time, may elect to accelerate the exercisability or vesting or all or any portion of any Award then outstanding. The decision by the Administrators to accelerate an Award or to decline to accelerate an Award shall be final, conclusive and binding. In the event of the acceleration of the exercisability of options or SARs as the result of a decision by the Administrators pursuant to this Section 11, each outstanding option or SAR so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Administrators may determine in their sole discretion; provided, however, that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an option or SAR after the stated period) may not adversely affect the rights of any Awardee without the consent of the Awardee so adversely affected. Any outstanding option or SAR that has not been exercised by the holder at the end of such stated period shall terminate automatically and become null and void.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

Section 12.     Repricing and other Award Modifications; Amendments and Termination of this Plan. (a) Subject to the terms and conditions and within the limitations of the Plan, the Compensation Committee at any time and from time to time in its discretion: (i) may select (by price, expiration or other relevant term or otherwise) one or more outstanding Awards granted under the Plan, the 2008 Plan, 2000 Plan, the 1995 Plan or any other equity compensation plan of the Corporation; (ii) may modify, extend or renew those Awards and their Corresponding Contracts; (iii) may authorize and direct the Corporation to accept the surrender of outstanding Awards and grant new or replacement Awards pursuant to the Plan in substitution therefor; and (iv) may provide that such modified, extended, renewed or substituted Awards have one or more of the following (in any combination) (A) a lower exercise price, Base Value or similar component than the surrendered Award or Awards, (B) a higher number of covered Award Shares than the surrendered Award or Awards, (C) a longer term than the surrendered Award or Awards, (D) more rapid vesting and exercisability than the surrendered Award or Awards, (E) a different market or intrinsic value than the surrendered Award or Awards, and (F) other modifications and additional provisions that are authorized by the Plan and more favorable to the Awardee than the surrendered Award or Awards. Notwithstanding the foregoing, however: (1) if the exercise price, Base Value or similar component of the original Award was originally set at the then full Fair Market Value or a specified fraction or multiple thereof, such exercise price, Base Value or similar component shall not be lowered in any such modification, extension, renewal or substitution to an amount that is less than the full Fair Market Value or such specified fraction or multiple thereof, as applicable, on the date of such modification, extension, renewal or substitution; and (2) no modification of an Award granted under this Plan or any such other plan shall adversely affect the rights or obligations of an Awardee under such Award without such Awardee's consent.

(b)     This Plan shall have an initial term that ends on May 31, 2019, and no Award may be granted thereafter under this Plan, unless an extension or elimination of such initial term Plan is approved by stockholders of the Corporation if and as required pursuant to Section 27. In any event, no Award may be granted under this Plan on or after the tenth (10th) anniversary of the Effective Date of this Plan unless an extension of the term of this Plan is approved by stockholders of the Corporation if and as required pursuant to Section 27. Awards granted prior to the end the term of this Plan shall continue to be governed by this Plan (which shall continue in full force and effect for that purpose).

(c)     The Compensation Committee, without further approval of the Corporation's stockholders, may at any time suspend or terminate this Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including (without limitation) in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or any change in the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law (including any regulation, ruling or interpretation of any governmental agency or regulatory body) applicable to this Plan, any Award or any related matter; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, that would (a) except as contemplated in Section 11, increase the maximum number of shares of Common Stock for which Awards may be granted under this Plan or change the maximum number of shares for which Awards may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals to whom Awards may be granted hereunder, or (c) make any change for which stockholder approval is required under this Plan, the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law or the Charter.

(d)     No termination, suspension or amendment of this Plan shall adversely affect the rights of an Awardee under any Award granted under this Plan without such Awardee's consent. The power of the Administrators to construe and administer any Award granted under this Plan prior to the termination or suspension of this Plan shall continue after such termination or during such suspension.

Section 13.     Non-Transferability. (a) Except as otherwise provided below or in the applicable Contract, no Award granted under this Plan shall be transferable other than by will or the laws of descent and distribution, and options or SARs may be exercised, during the lifetime of the Awardee, only by the Awardee or the Awardee's Legal Representatives. Except to the extent provided below or in the applicable Contract, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect, unless and to the extent the Board, in the case of Awards other than ISOs, has given its express written consent to any pledge or hypothecation to (and subsequent disposition by) a financial institution, which Awards shall continue to be subject to the terms and provisions of this Plan and the applicable Contract and may be subject to such additional limits, conditions and provisions as the Board may require in its sole and absolute discretion as a condition of such consent.

(b)     The Administrators may, in their discretion, authorize all or a portion of any Award other than an ISO granted to an Awardee to be on terms that permit transfer by such Awardee to (i) the spouse, children or grandchildren of the Awardee ("Immediate Family Members"), including (without limitation) adopted children and grandchildren, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer (other than natural love and affection, the beneficial or equity interests therein received in connection with any such transfer to a trust or partnership, or the legal consideration for such a transfer to be enforceable), and (B) the Contract pursuant to which such Awards are granted must (1) be specifically approved by the Administrators and (2) expressly provide for transferability in a manner consistent with this Section 13.

(c)     Following any permitted transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes hereof reference to "Awardee" shall be deemed to refer to the transferee. The provisions hereof respecting the effect of Retirement or other termination of employment or service and respecting the effect of death or Disability shall continue to be applied with respect to the original Awardee, following which an Award of shall be exercisable, where applicable, by the transferee only to the extent, and for the periods specified in the Contract. Any permitted transferee shall be required prior to any transfer of an Award or shares of Common Stock acquired pursuant to the exercise or settlement of an Award to execute a written undertaking to be bound by the provisions of this Plan and the applicable Contract.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

Section 14.     Withholding Taxes. The applicable SGRP Company, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise or settlement of an Award or a combination of cash and shares, having an aggregate Fair Market Value equal to the amount that the Administrators determine is necessary to satisfy the obligation of the SGRP Company to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise, vesting, settlement or disposition of an Award or the disposition of the underlying shares of Common Stock. Alternatively, the Corporation may require the Awardee to pay to the Corporation such amount, in cash, promptly upon demand.

Section 15.     Legends; Payment of Expenses. (a) The Corporation may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise, granting or settlement of an Award under this Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of this Plan or any agreement between the Corporation and the Awardee with respect to such shares of Common Stock, or (iii) permit the Corporation to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under this Plan.

(b)     The Corporation shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise, granting or settlement of an Award granted under this Plan, as well as all fees and expenses incurred by the Corporation in connection with such issuance.

Section 16.     Use of Proceeds. Except to the extent required by law, the Corporation's Certificate of Incorporation, or the SGRP By-Laws, the cash proceeds to be received upon the exercise of an option under this Plan shall be added to the general funds of the Corporation and used for such corporate purposes as the Board may determine, in its sole discretion.

Section 17.     Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board may, without further approval by the stockholders, substitute new Awards for prior Awards of the same type as is permitted under this Plan of a Constituent Corporation (as such term is defined in Section 26) or assume the prior Awards of the same type as is permitted under this Plan of such Constituent Corporation.

Section 18.     Nonqualified Deferred Compensation. The Corporation generally intends that each option and each Award of Restricted Stock granted under this Plan not constitute "nonqualified deferred compensation" within the meaning of and subject to Section 409A of the Code. To the extent that the Administrators determine that any provision of this Plan or any option or Contract relating to an option or Restricted Stock provides for any such nonqualified deferred compensation (in whole or in part), the Administrators at any time may amend this Plan and/or amend, restructure, terminate or replace any Contract to either comply with Section 409A of the Code and/or minimize or eliminate any such nonqualified deferred compensation, in each case notwithstanding anything in this Plan or any applicable Contract to the contrary.

(b)     Notwithstanding the foregoing, it is intended that SARs and RSUs may be awarded that are considered to be "nonqualified deferred compensation" subject to Section 409A of the Code, and it is intended that such Awards shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Administrators are authorized to amend any Contract and to amend or declare void any election by an Awardee as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code.

(c)     Notwithstanding any other provision of this Plan, the Corporation shall not be liable to any Awardee if any payment or benefit that is to be provided pursuant to this Plan and that is considered "nonqualified deferred compensation" subject to Section 409A of the Code fails to comply with, or be exempt from, the requirements of Section 409A of the Code.

Section 19.     No Employment Contract or other Additional Rights. Neither this Plan nor the granting of any Award or Contract hereunder shall, and none of them shall be deemed or construed to, in any way: (a) constitute an employment contract between any director, officer or employee and any SGRP Company or SGRP Consultant; (b) be consideration or inducement for the employment of any director, officer or employee by any SGRP Company or SGRP Consultant; (c) create any specific employment term or period for any director, officer or employee of any SGRP Company or SGRP Consultant; (d) give any director, officer or employee of any SGRP Company or SGRP Consultant the right to be retained in the service of any SGRP Company or SGRP Consultant; (e) interfere with the right of any SGRP Company or SGRP Consultant to terminate any director, officer, employee or SGRP Consultant at any time, with or without cause, regardless of the effect that such termination will or may have upon such individual as an Awardee under this Plan; (f) otherwise affect the "at will" or other employment or engagement status of any director, officer, employee or SGRP Consultant of any SGRP Company or SGRP Consultant; (g) extend, modify or affect any written contract between of any SGRP Company and any SGRP Consultant; (h) affect or restrict the power or authority of any SGRP Company or SGRP Consultant to undertake any corporate or other action otherwise permitted under Applicable Law or any written contract between of any SGRP Company and any SGRP Consultant; (i) except as may be expressly provided in this Plan or the applicable Contract, give any rights as a stockholder with respect to shares covered by any Award until such time (if ever) as the Awardee is listed as the owner of record, without restrictions on vesting or entitlement (other than those relating to securities laws) imposed pursuant to this Plan, of the shares on the books and records of the Corporation's transfer agent; or (j) except as may be expressly provided in this Plan or the applicable Contract, provide any right to any adjustment for cash dividends or other rights for which the record date is prior to the date (if ever) the Awardee is listed as the owner of record, without restrictions on vesting or entitlement (other than those relating to securities laws) imposed pursuant to this Plan, of the shares on the books and records of the Corporation's transfer agent.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

Section 20.     No Corporation Guaranty or Personal Liability. None of the SPAR Companies and Administrators has in any way guaranteed or assumed any other liability or responsibility for any loss or depreciation in or other adverse event respecting any Award covered by this Plan or any Contract with respect thereto or made any promise or assurance with respect thereto.

Section 21.     Indemnification. (a) To the maximum extent permitted by law, the Corporation shall indemnify each Administrator and every other member of the Board, as well as any other director, officer or employee of any SGRP Company, from and against any and all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment and reasonable attorneys fees and expenses) reasonably incurred by the individual in connection with any claims against the individual by reason of any action, inaction or determination on behalf of the Corporation by the individual under this Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of any duties under this Plan; or (ii) the individual fails to assist the Corporation in defending against any such claim.

(b)     Notwithstanding the above, the Corporation shall have the right to select counsel and to control the prosecution or defense of the suit.

(c)     Furthermore, the Corporation shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Corporation consents in writing to the settlement or compromise.

Section 22.     Governing Law. This Plan, each Award granted and each Contract executed hereunder, the Contracts and all rights, powers, privileges, remedies, interests and other matters arising hereunder and thereunder shall be governed by, administered under and construed in accordance with, to the extent applicable: (i) ERISA, the Code or other federal tax or similar law; (ii) the Securities Law and other federal law of the United States of America; (iii) the DEGCL and the DEUCC; and (iv) to the extent that such federal law is not dispositive and does not preempt local law, and the DEGCL and DEUCC are not applicable, the Applicable Law of the State of New York, in each case other than those conflict of law rules thereof that would defer to the substantive laws of any other jurisdiction.

Section 23.     Waiver of Notice, No Waiver by Action, Rights Cumulative, Etc. Each express waiver, release, relinquishment or similar surrender of rights (however expressed) made by a party under or pursuant this Plan or any Award granted or Contract executed hereunder has been absolutely, unconditionally, irrevocably, knowingly and intentionally made by such person. Any waiver or consent respecting this Plan or any Award granted or Contract executed hereunder shall be effective only if in writing and signed by the required parties and then only in the specific instance and for the specific purpose for which given. No waiver or consent shall be deemed (regardless of frequency given) to be a further or continuing waiver or consent. A person or its designee may accept or reject any payment, reimbursement or performance without affecting any of its rights, powers, privileges, remedies and other interests under this Plan or any Award granted or Contract executed hereunder. No voluntary notice to or demand on any party in any case shall entitle such party to any other or further notice or demand. Except as expressly provided otherwise this Plan or any Award granted or Contract executed hereunder, (a) no failure or delay by any party in exercising any right, power, privilege, remedy, interest or entitlement hereunder shall deemed or construed to be a waiver thereof, (b) no single or partial exercise thereof shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right, power, privilege, interest or entitlement, and (c) the rights, powers, privileges, remedies, interests and entitlements under this Plan or any Award granted or Contract executed hereunder shall be cumulative, are not alternatives, and are not exclusive of any other right, power, privilege, remedy, interest or entitlement provided by this Plan, by any Award granted or Contract executed hereunder, or by Applicable Law.

Section 24.     Severability. In the event that any provision of this Plan or any Award granted or Contract executed hereunder shall be determined to be superseded, invalid, illegal or otherwise unenforceable (in whole or in part) pursuant to Applicable Law by a court or other governmental authority, the parties agree that: (a) any such authority shall have the power, and is hereby requested by the parties, to reduce or limit the scope or duration of such provision to the maximum permissible under Applicable Law or to delete such provision or portions thereof to the extent it deems necessary to render the balance of this Plan or any such Award or Contract enforceable; (b) such reduction, limitation or deletion shall not impair or otherwise affect the validity, legality or enforceability of the remaining provisions of this Plan or any such Award or Contract, which shall be enforced as if the unenforceable provision or portion thereof were so reduced, limited or deleted, in each case unless such reduction, limitation or deletion of the unenforceable provision or portion thereof would impair the practical realization of the principal rights and benefits of either party hereunder; and (c) such determination and such reduction, limitation and/or deletion shall not be binding on or applied by any court or other governmental authority not otherwise bound to follow such conclusions pursuant to Applicable Law.

Section 25.     Amendments; Future Stockholder Approval. The Corporation reserves the right at any time, by action authorized by its Board or applicable Committee, to supplement, modify, amend or restate, in whole or in part, any or all of the provisions of this Plan (including all provisions hereof incorporated by reference into any Award granted or Contract executed hereunder). This right specifically includes (without limitation) the right to make such amendments effective retroactively, if necessary, to bring this Plan into conformity with applicable provisions of the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law that must be complied with so that this Plan may provide the special tax consequences contemplated under the Plan or in connection with an Award. This Plan (a) may not be supplemented, modified, amended, restated, waived, discharged, released or terminated orally, (b) may only be supplemented, modified, amended or restated in a writing signed or approved in writing by the Corporation, and (c) may only be waived, discharged (other than by performance), released or voluntarily terminated in a writing signed by the Corporation, subject to any required stockholder vote as provided below. Any Award granted or Contract executed hereunder (excluding all provisions hereof incorporated by reference therein) (a) may not be supplemented, modified, amended, restated, waived, discharged, released or terminated orally, (b) may only be supplemented, modified, amended or restated in a writing signed or approved in writing by the Corporation and by the applicable Awardee, and (c) may only be waived, discharged (other than by performance), released or voluntarily terminated in a writing signed or approved in writing by the Corporation and by the applicable Awardee. Any amendment to this Plan shall be subject to approval (i) by the Board (upon the recommendation of the Compensation Committee to the extent provided by the Charter), and (ii) if and to the extent required by Applicable Law or applicable Exchange Rules, or if the Board otherwise directs that the matter be submitted to the Corporation's stockholders, by (A) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Corporation's stockholders at which a quorum is present or (B) the Corporation's stockholders acting in accordance with the provisions of Section 228 of the DEGCL.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

Section 26.     Certain Definitions.

(a)     "1995 Plan" shall mean the Amended and Restated 1995 Stock Option Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(b)     "2000 Plan" shall mean the 2000 Stock Option Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(c)     "2008 Plan" shall mean the 2008 Stock Compensation Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(d)     "Accounting Standards" shall mean the generally accepted accounting standards then in effect, as established, supplemented, modified, amended, restated or replaced from time to time by the Financial Accounting Standards Board and other generally recognized U.S. accounting authorities.

(e)     "Applicable Law" shall mean, to the extent applicable: (i) any Exchange Rules; (ii) ERISA, the Code or other federal tax or similar law; (iii) the Securities Law and other federal law of the United States of America; (iv) the DEGCL and the DEUCC; (v) to the extent that such federal law is not dispositive and does not preempt local law, and the DEGCL and DEUCC are not applicable, the Applicable Law of the State of New York; and (vi) to the extent the foregoing are inapplicable, any other applicable federal, state, territorial, provincial, county, municipal or other governmental or quasi-governmental law, statute, ordinance, requirement or use or disposal classification or restriction; whether domestic or foreign; in each case (A) including (without limitation) any and all rules and regulations promulgated under any of the foregoing and then in effect, and (B) as the same may be adopted, supplemented, modified, amended or restated from time to time or any corresponding or succeeding law or provision.

(f)     "Awardee" shall mean any recipient of an Award under this Plan, and shall consist solely of eligible individuals as set forth under Section 4, above, and paragraph (a) of Instruction A.1 of Form S-8, and otherwise in accordance with the terms of this Plan.

(g)     "Business Day" shall mean any day other than (i) any Saturday or Sunday or (ii) any day the Securities and Exchange Commission is closed''''.

(h)     "Cause" shall mean, in connection with the termination of an Awardee, (I) "cause", as such term (or any similar term, such as "with cause", "Termination for Cause", or the like) is defined in any employment, consulting, severance, or other applicable agreement for services or termination agreement between such Awardee and any SGRP Company or SGRP Consultant, or (II) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Corporation and such Awardee pursuant to Section 10, or (III) in the absence of both of the foregoing, any of the following reasons: (other than where the applicable events are based upon or also constitute good reason for the Awardee's actions) (i) the Awardee's willful, grossly negligent or repeated breach (whether through neglect, negligence or otherwise) in any material respect of, or the Awardee's willful, grossly negligent or repeated nonperformance, misperformance or dereliction (whether through neglect, negligence or otherwise) in any material respect of any of his or her duties and responsibilities to any SGRP Company or the Awardee's employer, whether under, any agreement or document with any SGRP Company or the Awardee's employer, any of the directives, ethics or other codes, controls, policies or procedures of any SGRP Company or the Awardee's employer adopted or implemented from time to time, or otherwise, in each case other than in connection with any excused absence or diminished capacity; (ii) the gross or repeated disparagement by the Awardee of the business or affairs of the Corporation, any SGRP Company, Awardee's employer or any of their Representatives that in the reasonable judgment of SGRP adversely affected or would be reasonably likely to adversely affect the operations or reputation of any such person; (iii) any resume, application, report or other information furnished to any SGRP Company or Awardee's employer by or on behalf of the Awardee shall be in any material respect untrue, incomplete or otherwise misleading when made or deemed made; (iv) the Awardee is indicted for, charged with, admits or confesses to, pleads guilty or no contest to, adversely settles respecting or is convicted of (A) any willful dishonesty or fraud (whether or not related to any SGRP Company or Awardee's employer) (B) any material breach of any Applicable Law, (C) any assault or other violent crime, (D) any theft, embezzlement or willful destruction by the Awardee of any asset or property of any SGRP Company or Awardee's employer or any of their respective representatives, customers or vendors, (E) any other misdemeanor involving moral turpitude, or (F) any other felony; (vi) alcohol or drug abuse by the Awardee; or (v) any other event or circumstance that constitutes cause for termination of an employee under Applicable Law and is not described in another clause of this subsection; provided, however, that termination for Cause shall not be considered present unless the same has been determined by the SGRP Compensation Committee in their sole and absolute discretion.

(i)     "Charter" shall mean, as and to the extent applicable, the By-Laws of the Corporation, as amended, the charter of the Compensation Committee or other committee comprising the Compensation Committee, as amended, and all resolutions of the Board, Compensation Committee or such other committee having continuing effect.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

(j)     "Code" shall mean the Internal Revenue Code of 1986, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(k)     "Constituent Corporation" shall mean any corporation that engages with any SGRP Company or SGRP Consultant in a transaction to which Section 424(a) of the Code applies (or would apply if the option or SAR assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

(l)     "DEGCL" shall mean the General Corporation Law of the State of Delaware, as amended.

(m)     "DEUCC" shall mean Article 8 of the Uniform Commercial Code of the State of Delaware, as amended.

(n)     "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(o)     "Exchange Rules" shall mean the charter or other organizational or governance document or listing or other requirements of the applicable national securities exchange or market on which SGRP's stock is listed or quoted (currently Nasdaq), or any other applicable self-regulatory or governing body or organization, and the rules and regulations promulgated thereunder, as the same may be adopted, supplemented, modified, amended or restated from time to time or any corresponding or succeeding rule, regulation or provision.

(p)     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(q)     "Fair Market Value" shall mean the fair market value of a share of Common Stock on any day that shall be: (i) if the principal market for the Common Stock is a national securities exchange, the closing sales price per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; or (ii) if the principal market for the Common Stock is not a national securities exchange, the average of the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i) and (ii) of this subsection are all inapplicable because the Corporation's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with the provisions of the Code, ERISA, Securities Law, Exchange Rules and Accounting Standards applicable to the relevant Awards.

(r)     "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Awardee with respect to an Award granted under this Plan.

(s)     "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

(t)     "Performance Goal" shall mean one or more performance measures or goals set by the Administrators in their sole and absolute discretion for each grant of a performance-based compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the performance-based compensation Award that an Awardee is entitled to exercise, receive, or retain. Performance Goals may be particular to an Awardee; may relate to the performance of a Subsidiary, operating segment, division, branch, strategic business unit, or line of business, which employs him or her; or may be based on the performance of the Corporation generally. Performance Goals may be based on Common Stock value or increases therein; earnings per share or earnings per share growth; net earnings, earnings, or earnings growth (before or after one or more of taxes, interest, depreciation, and/or amortization); operating profit; operating cash flow; operating or other expenses; operating efficiency; return on equity, assets, capital, or investment; sales or revenues or growth thereof; working capital targets or cost control measures; regulatory compliance; gross, operating, or other margins; credit ratings; productivity; customer satisfaction; satisfactory internal or external audits; improvement of financial ratings; achievement of balance sheet or income statement objectives; quality measures; and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non-recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management, or completion of critical projects or processes or other measurement determined by the Administrators. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index; a group of other companies comparably, similarly, or otherwise situated; or a combination thereof. Each of the Performance Goals shall be determined, where applicable and except as provided herein or in the applicable Contract, in accordance with generally accepted accounting principles applied in the United States of America. The Administrators, in their sole and absolute discretion and at any time, may adjust any Performance Goal and any evaluation of performance under a Performance Goal to take into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement thereof) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Corporation's annual report to stockholders for the applicable year. In addition, the Administrators, in their sole and absolute discretion and at any time, may adjust any Performance Goal and any evaluation of performance under a Performance Goal on such basis and for such reason as it may determine.

SGRP 2018 Stock Compensation Plan	Annex A to SGRP 2018 Proxy Statement

(u)     "Period of Restriction" shall mean the period during which Restricted Stock or RSUs are restricted, pursuant to Section 7 or 8 herein.

(v)     "Retires" and "Retirement" shall mean, subject to Section 4 of this Plan), the voluntary termination by an Awardee of such person's status as a director (whether or not an employee), officer (whether or not an employee), employee or consultant to any SGRP Company or SGRP Consultant, in each case so long as: (i) such person shall be at least 65 years of age or such younger age as (A) may be specifically provided for retirement in the applicable Contract or Awardee's written employment, consulting, retirement or termination contract, or (B) the Administrators in their discretion may permit in any particular case or class of cases; and (ii) such person shall not be employed full time by anyone else except as (A) may be otherwise specifically permitted following retirement in the applicable Contract or Awardee's written employment or consulting or termination contract, or (B) the Administrators in their discretion may permit in any particular case or class of cases.

(w)     "Securities Act" shall mean the Securities Act of 1933, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(x)     "Securities Exchange Act" shall mean the Securities Act of 1934, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(y)     "Securities Law" shall mean the Securities Act, the Securities Exchange Act, the Sarbanes-Oxley Act of 2002, as amended, any "blue sky" or other applicable federal or state securities law, or any other comparable law of any applicable jurisdiction, as amended and any and all rules and regulations promulgated thereunder and then in effect,.

(z)     "SGRP Board" shall mean the Board of Directors of SGRP.

(aa)     "SGRP By-Laws" shall mean the By-Laws of SGRP, including (without limitation) the charters of the SGRP Audit Committee, SGRP Compensation Committee and the SGRP Governance Committee, as the same may have been and hereafter may be adopted, supplemented, modified, amended or restated from time to time in the manner provided therein.

(bb)     "SGRP Committee" shall mean the SGRP Board's Audit Committee, the SGRP Board's Compensation Committee, the SGRP Board's Governance Committee or any other committee of the SGRP Board established from time to time, as applicable.

(cc)     "SGRP Company" shall mean SGRP, any Parent of SGRP, or any direct or indirect Subsidiary of SGRP. The subsidiaries of SGRP at the referenced date are listed in Exhibit 21.1 to SGRP's most recent Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (a copy of which can be viewed at the Corporation's website (www.SMFinc.com) under the tab/sub-tab of Investor Relations/SEC Filings).

(dd)     "SGRP Consultant" shall mean any corporation, limited liability company, partnership, trust or other entity, or any individual consultant (who shall be deemed to be his or her own employee for the purpose of this Plan), that provides bona fide consulting services to any SGRP Company. SGRP Consultants have included and may include affiliates of SGRP.

(ee)     "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

Section 27.     Construction, Interpretation, Headings, Etc. In this Plan and each Award granted and Contract executed hereunder: (a) the meaning of each capitalized term or other word or phrase defined in singular form also shall apply to the plural form of such term, word or phrase, and vice versa; each singular pronoun shall be deemed to include the plural variation thereof, and vice versa; and each gender specific pronoun shall be deemed to include the neuter, masculine and feminine, in each case as the context may permit or required; (b) any bold text, italics, underlining or other emphasis, any table of contents, or any caption, section or other heading is for reference purposes only and shall not affect the meaning or interpretation of this Plan; (c) the word "event" shall include (without limitation) any event, occurrence, circumstance, condition or state of facts; (d) this Plan includes each schedule and exhibit hereto, all of which are hereby incorporated by reference into this Plan, and the words "hereof", "herein" and "hereunder" and words of similar import shall refer to this Plan (including all schedules and exhibits hereto) and the applicable statement(s) of work as a whole and not to any particular provision of any such document; (e) the words "include", "includes" and "including" (whether or not qualified by the phrase "without limitation" or the like) shall not in any way limit the generality of the provision preceding such word, preclude any other applicable item encompassed by the provision preceding such word, or be deemed or construed to do so; (f) unless the context clearly requires otherwise, the word "or" shall have both the inclusive and alternative meaning represented by the phrase "and/or"; (g) each reference to any ethics code, financial or reporting control or governing document or policy of SGRP adopted or implemented from time to time or the Awardee's employer shall include those of each SGRP Company, any Securities Law or Exchange Rules, or other Applicable Law, whether generically or specifically, shall mean the same as then in effect; and (h) each provision of this Plan and each Award granted and Contract executed hereunder shall be interpreted fairly as to as to all parties and persons irrespective of the primary drafter of such provision.

Section 28.     Recovery of Compensation in Connection with Financial Restatement or Corporation Policy. Notwithstanding any other provision of this Plan or any applicable Award Agreement to the contrary, if the Corporation is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law or any ethics code, financial or reporting control or governing document or policy of SGRP adopted or implemented from time to time, and if such non-compliance is the result of material misconduct or other fault of grantee, a grantee shall be required to reimburse the Corporation for any amounts earned or payable with respect to an Award to the extent required by and otherwise in accordance with Applicable Law and any ethics code, financial or reporting control or governing document or policy of SGRP adopted or implemented from time to time.

Section 29.     Entire Understanding. This Plan and each Award granted and Contract executed hereunder contain all provisions applicable to the applicable Award and Contract and the entire understanding of the parties with respect thereto and supersede and completely replace all prior and other provisions, promises, assurances and other agreements and understandings (whether written, oral, express, implied or otherwise) among the parties with respect to the matters contained in this Plan and such Award and Contract. Except as otherwise provided in this Plan: this Plan supersedes and completely replaces all earlier versions of this Plan (including the 2008 Plan, 2000 Plan and 1995 Plan) and applies to all Awards made under the Plan after the original Effective Date; and this Plan supersedes and completely replaces the 2008 Plan, 2000 Plan and 1995 Plan such that no further Awards shall be made thereafter under the 2008 Plan, 2000 Plan or 1995 Plan on or after the Effective Date, but this Plan does not modify the administration of, or any of the Continuing Awards or existing Contracts outstanding under, the 2008 Plan, 2000 Plan or 1995 Plan, except that those Continuing Awards may be modified as provided in Section 12 hereof as if they were Awards and Contracts hereunder to the extent the provisions respecting adverse modifications in those plans are not violated by such modification.

SPAR Group, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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2018 Annual Meeting Proxy Card

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A Proposals — The Board of Directors of SPAR Group, Inc. (the "Corporation"), unanimously recommends a vote FOR all of the nominees listed below to be directors of the Corporation, FOR Proposals 2 and 3, FOR "One Year" in Proposal 4 and FOR Proposal 5.

1. Election of Directors:

Nominee	For	Withhold
01 - Jack W. Partridge	☐	☐
02 - William H. Bartels	☐	☐
03 - Arthur B. Drogue	☐	☐
04 - R. Eric McCarthey	☐	☐
05 - Christiaan M. Olivier	☐	☐

Proposal	For	Against	Abstain
2. Ratification, on an advisory basis, of the appointment of BDO USA, LLP, as the principal independent registered accounting firm for the Corporation and its subsidiaries for their fiscal year-ending December 31, 2018	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the named executives and other officers as disclosed in the Corporation's Proxy Statement (i.e., "say on pay")	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
4. Selection, on an advisory basis, of whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency")	☐	☐	☐	☐

The Board Of Directors and the Compensation Committee each unanimously recommends a vote "FOR" this proposal.

Proposal	For	Against	Abstain
5. Approval of the adoption of the 2018 Stock Compensation Plan.	☐	☐	☐

6. In their discretion, Christiaan M. Olivier and James R. Segreto, acting individually or together, are authorized to consider such other business as may properly come before the 2018 Annual Meeting and to vote either for or against such other business (in whole or in part) as he may determine.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 J N T

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02SFNE

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SPAR GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF SPAR GROUP, INC. ON WEDNESDAY, MAY 2, 2018.

The undersigned hereby appoints Christiaan M. Olivier and James R. Segreto, acting individually or together, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of March 23, 2018, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Corporation to be held at Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, FL 33607, beginning at 10:00 a.m., Eastern Time, on Wednesday, May 2, 2018, and at any postponements and adjournments thereof (the "2018 Annual Meeting"), upon the matters stated on the reverse side.

THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN THE PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR "ONE YEAR" IN PROPOSAL 4, FOR PROPOSAL 5, AND EITHER FOR OR AGAINST ANY OTHER MATTER IN THE DISCRETION OF THE PERSON NAMED AS PROXY. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSON NAMED AS PROXY SHALL HAVE FULL DISCRETION TO VOTE FOR OR AGAINST ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

The signor herby revokes all proxies heretofore given by the signor to vote at the 2018 Annual Meeting, including and adjournments thereof.

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

SPAR Group, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2018 Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of SPAR Group, Inc. (the "Corporation"), unanimously recommends a vote FOR all of the nominees listed below to be directors of the Corporation, FOR Proposals 2 and 3, FOR "One Year" in Proposal 4 and FOR Proposal 5.

1. Election of Directors:

	For	Withhold
01 - Jack W. Partridge	☐	☐
02 - William H. Bartels	☐	☐
03 - Arthur B. Drogue	☐	☐
04 - R. Eric McCarthey	☐	☐
05 - Christiaan M. Olivier	☐	☐

	For	Against	Abstain
2. Ratification, on an advisory basis, of the appointment of BDO USA, LLP, as the principal independent registered accounting firm for the Corporation and its subsidiaries for their fiscal year-ending December 31, 2018	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the named executives and other officers as disclosed in the Corporation's Proxy Statement (i.e., "say on pay")	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Selection, on an advisory basis, of whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency")	☐	☐	☐	☐

The Board Of Directors and the Compensation Committee each unanimously recommends a vote "FOR" this proposal.

	For	Against	Abstain
5. Approval of the adoption of the 2018 Stock Compensation Plan.	☐	☐	☐

6. In their discretion, Christiaan M. Olivier and James R. Segreto, acting individually or together, are authorized to consider such other business as may properly come before the 2018 Annual Meeting and to vote either for or against such other business (in whole or in part) as he may determine.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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02SGKE

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SPAR GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF SPAR GROUP, INC. ON WEDNESDAY, MAY 2, 2018.

The undersigned hereby appoints Christiaan M. Olivier and James R. Segreto, acting individually or together, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of March 23, 2018, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Corporation to be held at Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, FL 33607, beginning at 10:00 a.m., Eastern Time, on Wednesday, May 2, 2018, and at any postponements and adjournments thereof (the "2018 Annual Meeting"), upon the matters stated on the reverse side.

THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN THE PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR "ONE YEAR" IN PROPOSAL 4, FOR PROPOSAL 5, AND EITHER FOR OR AGAINST ANY OTHER MATTER IN THE DISCRETION OF THE PERSON NAMED AS PROXY. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSON NAMED AS PROXY SHALL HAVE FULL DISCRETION TO VOTE FOR OR AGAINST ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

The signor herby revokes all proxies heretofore given by the signor to vote at the 2018 Annual Meeting, including and adjournments thereof.